UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-02688

Name of Fund:	BlackRock Municipal Bond Fund, Inc.
BlackRock High Yield Municipal Fund
BlackRock National Municipal Fund
BlackRock Short-Term Municipal Fund

Fund Address: 100	Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal Bond Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2021

Date of reporting period: 06/30/2021

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JUNE 30, 2021

2021 Annual Report

BlackRock Multi-State Municipal Series Trust

•	BlackRock New York Municipal Opportunities Fund

BlackRock Municipal Bond Fund, Inc.

•	BlackRock High Yield Municipal Fund
•	BlackRock National Municipal Fund
•	BlackRock Short-Term Municipal Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of June 30, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, recovering much of the output lost at the beginning of the pandemic.

Equity prices rose with the broader economy, as investors became increasingly optimistic about the economic outlook. Stocks rose through the summer of 2020, fed by strong fiscal and monetary support and positive economic indicators. The implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to substantial returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. Late in the period the Fed elaborated on their expected timeline, raising the likelihood of slower bond purchasing and the possibility of higher rates in 2023.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. While we expect inflation to increase somewhat as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-caps and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term on credit, but inflation-protected U.S. Treasuries, Asian fixed income, and Chinese government bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2021

	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	15.25%	40.79%

U.S. small cap equities (Russell 2000® Index)	17.54	62.03

International equities (MSCI Europe, Australasia, Far East Index)	8.83	32.35

Emerging market equities (MSCI Emerging Markets Index)	7.45	40.90

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.09

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(4.10)	(5.89)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.60)	(0.33)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.24	4.20

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.61	15.34

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of June 30, 2021	BlackRock New York Municipal Opportunities Fund

Investment Objective

BlackRock New York Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and New York State and New York City personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended June 30, 2021, the Fund outperformed the primary benchmark, the S&P® Municipal Bond Index, and the secondary benchmark, the S&P® New York Municipal Bond Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P® New York Municipal Bond Index.

What factors influenced performance?

Despite rising U.S. Treasury yields, municipal bonds delivered strong returns in the past 12 months. (Prices and yields move in opposite directions.) When the period began in July 2020, the market was still suffering from the dislocations caused by COVID-19. However, tax-exempt bonds gradually climbed off of their pandemic-driven lows due to the release of multiple coronavirus vaccines, better-than-expected growth, improving municipal finances and robust investor demand. The prospect of substantial fiscal stimulus and higher taxes were additional tailwinds for the market. These factors led to a decline in yield spreads versus U.S. Treasuries, fueling gains for municipal debt. New York municipal bonds modestly outpaced the national index. The state, which experienced an above-average impact from the coronavirus-induced downturn, has outperformed in the subsequent recovery.

Both security selection and asset allocation contributed to the Fund’s positive performance.

With respect to allocation, the Fund benefited from its overweight position in lower-rated bonds due to the category’s strong outperformance relative to higher-quality debt. Holdings in the tobacco sector also aided results, as did an overweight in long-term bonds.

In terms of selection, the best results came from the state tax-backed and utilities sectors. In both cases, the relative strength largely stemmed from holdings in Puerto Rico.

The Fund’s use of U.S. Treasury futures to manage interest-rate risk further helped performance given that Treasury yields rose even as municipals gained ground.

The Fund experienced a small, negative impact from security selection in the transportation sector. The portfolio’s cash position, while limited, nonetheless detracted somewhat at a time of positive returns for the market as a whole.

Describe recent portfolio activity.

Portfolio activity was largely driven by the investment adviser’s efforts to put cash to work by capitalizing on relative valuations and the opportunities created by new issuance. The Fund increased its allocations to lower-quality securities and Puerto Rico and reduced its cash position marginally as market liquidity returned. In terms of maturity exposure, the investment adviser decreased the Fund’s weightings in securities with maturities of 20 years and above and increased its weighting in those with maturities of less than 20 years.

Describe portfolio positioning at period end.

The Fund ended the period with an overweight position in longer-maturity bonds, largely those in the 15- to 20-year area. Additionally, the Fund maintained an overweight in lower-quality issues (those rated A and below). The Fund’s duration was below the benchmark at the end of the period, but to a lesser extent than it was at the beginning of the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2021 (continued)	BlackRock New York Municipal Opportunities Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in investment grade New York municipal bonds. The Fund’s returns prior to February 18, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock New York Municipal Bond Fund.

(c)

The S&P® Municipal Bond Index, a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)	The S&P® New York Municipal Bond Index includes all New York bonds in the S&P® Municipal Bond Index.

Performance Summary for the Period Ended June 30, 2021

				Average Annual Total Returns(a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	0.86%	0.78%	4.55%	9.71%	N/A	3.13%	N/A	4.73%	N/A
Investor A	0.59	0.53	4.42	9.34	4.69%	2.86	1.97%	4.46	4.01%
Investor A1	0.73	0.67	4.50	9.50	N/A	3.03	N/A	4.61	N/A
Investor C	(0.12)	(0.20)	4.04	8.62	7.62	2.11	2.11	3.83	3.83
Class K	0.92	0.84	4.49	9.67	N/A	3.15	N/A	4.74	N/A
S&P® Municipal Bond Index	—	—	1.24	4.20	N/A	3.20	N/A	4.32	N/A
S&P® New York Municipal Bond Index	—	—	1.63	4.65	N/A	2.99	N/A	4.09	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in investment grade New York municipal bonds. The Fund’s returns prior to February 18, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock New York Municipal Bond Fund.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees		Annualized Expense Ratio
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Including Interest Expense and Fees(b)	Excluding Interest Expense and Fees(b)	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During the Period(b)	Ending Account Value (06/30/21)	Expenses Paid During the Period(b)	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Institutional	$1,000.00	$1,045.50	$2.74	$2.54	$1,000.00	$1,022.12	$2.71	$1,022.32	$2.51	0.54%	0.50%
Investor A	1,000.00	1,044.20	4.00	3.80	1,000.00	1,020.88	3.96	1,021.08	3.76	0.79	0.75
Investor A1	1,000.00	1,045.00	3.25	3.04	1,000.00	1,021.62	3.21	1,021.82	3.01	0.64	0.60
Investor C	1,000.00	1,040.40	7.79	7.59	1,000.00	1,017.16	7.70	1,017.36	7.50	1.54	1.50

F U N D S U M M A R Y	5

Fund Summary as of June 30, 2021 (continued)	BlackRock New York Municipal Opportunities Fund

Expense Example (continued)

	Actual				Hypothetical(a)
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees		Annualized Expense Ratio
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Including Interest Expense and Fees(b)	Excluding Interest Expense and Fees(b)	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During the Period(b)	Ending Account Value (06/30/21)	Expenses Paid During the Period(b)	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Class K	$1,000.00	$1,044.90	$2.48	$2.28	$1,000.00	$1,022.36	$2.46	$1,022.56	$2.26	0.49%	0.45%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period shown).

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments
Transportation	22%
County/City/Special District/School District	20
State	18
Utilities	14
Education	9
Housing	7
Tobacco	4
Corporate	3
Health	3
Other*	—	(c)

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage
2021	5%
2022	2
2023	5
2024	4
2025	1

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	Percent of Total Investments
AAA/Aaa	11%
AA/Aa	49
A	21
BBB/Baa	4
BB/Ba	2
B	1
C	2
N/R	10

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Represents less than 1% of the Fund’s long-term investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

*	Includes one or more investment categories that individually represents less than 1% of the Fund’s long-term investments. Please refer to the Schedule of Investments for details.

6	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2021	BlackRock High Yield Municipal Fund

Investment Objective

BlackRock High Yield Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended June 30, 2021, the Fund outperformed both its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the Custom High Yield Index. The following discussion of relative performance pertains to the Custom High Yield Index.

What factors influenced performance?

Despite rising U.S. Treasury yields, municipal bonds delivered healthy gains in the past 12 months. (Prices and yields move in opposite directions.) When the period began in July 2020, the market was still suffering from the dislocations caused by COVID-19. However, tax-exempt bonds gradually climbed off of their pandemic-driven lows thanks to the release of multiple coronavirus vaccines, better-than-expected growth, improving municipal finances and robust investor demand. The prospect of substantial fiscal stimulus and higher taxes were additional tailwinds for the market. These factors led to a decline in yield spreads versus U.S. Treasuries, fueling gains for municipal debt. High-yield bonds, which benefited from investors’ appetite for both risk and yield, were especially strong performers.

Positions in longer-dated securities with maturities of 20 years and above contributed to Fund performance, as did holdings in bonds on the lower end of the investment-grade spectrum. At the sector level, the largest contributions came from utilities, state tax-backed, education and corporate-related debt. Investments in distressed obligations issued in Puerto Rico and elsewhere strongly outperformed the broader high yield category, further helping performance.

The Fund’s underweight in BB rated securities detracted from performance. Underweight positions in the five- to 20-year maturity range and the local tax-backed sector also weighed on relative performance. In the latter part of the period, a cash position hurt results by preventing the Fund from benefiting from the market’s positive return in this time. Despite the modest drag from holding cash, the portfolio remained positioned in an aggressive enough manner to offset much of the effect. The Fund also sought to manage interest-rate risk using U.S. Treasury futures late in the period, which was a very small detractor.

Describe recent portfolio activity.

The Fund adopted a more aggressive posture with respect to credit risk in late 2020. Later, the uptick in yields in the first quarter of 2021 created opportunities to capture better value in both investment-grade and non-investment grade securities. Elevated cash reserves provided the latitude to satisfy much of the shareholder redemptions that coincided with the rise in yields, eliminating the need to sell into weakness and facilitating the investment adviser’s ability to capitalize on the opportunity.

As the period progressed, the investment adviser turned its efforts to unearthing bespoke opportunities where it could structure transactions to its own liking and purchase them in their entirety, thereby avoiding the need to compete for bonds in what has become a frothy, risk-loving public market. Recent opportunities included investments in the senior living and charter school sectors.

Describe portfolio positioning at period end.

The Fund at times held an elevated cash balance during the period. This was in part a reflection of elevated inflows into the Fund, as well as the investment adviser’s desire to maintain sufficient liquidity in the event market conditions become less favorable. With that said, the portfolio remained positioned for a continuation of the positive investment environment. The portfolio’s duration (interest-rate sensitivity) was modestly higher than that of the benchmark.

Despite stretched valuations on both an absolute and relative basis, the investment adviser saw the combination of low supply and robust demand as a source of ongoing support for municipal bonds. Nonetheless, the investment adviser sought to offset the potential for increased market volatility by trimming some of the Fund’s more aggressive positions and maintaining its risk-management strategy with respect to interest rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of June 30, 2021 (continued)	BlackRock High Yield Municipal Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.

(c)

The S&P® Municipal Bond Index, a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)

The Custom High Yield Index is a customized benchmark that reflects the returns of the S&P® Customized High Yield Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those bonds in the S&P® Customized High Yield Municipal Bond Index that have maturities greater than five years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended June 30, 2021

				Average Annual Total Returns(a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	1.92%	1.88%	7.54%	16.00%	N/A	5.41%	N/A	7.00%	N/A
Investor A	1.60	1.57	7.42	15.73	10.81%	5.17	4.26%	6.73	6.27%
Investor C	0.92	0.86	7.00	14.83	13.83	4.37	4.37	6.09	6.09
Class K	1.98	1.93	7.56	16.05	N/A	5.44	N/A	7.01	N/A
S&P® Municipal Bond Index	—	—	1.24	4.20	N/A	3.20	N/A	4.32	N/A
Custom High Yield Index	—	—	5.53	13.37	N/A	6.51	N/A	7.50	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees		Annualized Expense Ratio
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Including Interest Expense and Fees(b)	Excluding Interest Expense and Fees(b)	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During the Period(b)	Ending Account Value (06/30/21)	Expenses Paid During the Period(b)	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Institutional	$1,000.00	$1,075.40	$2.98	$2.78	$1,000.00	$1,021.92	$2.91	$1,022.12	$2.71	0.58%	0.54%
Investor A	1,000.00	1,074.20	4.27	4.01	1,000.00	1,020.68	4.16	1,020.93	3.91	0.83	0.78
Investor C	1,000.00	1,070.00	8.11	7.90	1,000.00	1,016.96	7.90	1,017.16	7.70	1.58	1.54
Class K	1,000.00	1,075.60	2.73	2.52	1,000.00	1,022.17	2.66	1,022.36	2.46	0.53	0.49

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period shown).

8	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2021 (continued)	BlackRock High Yield Municipal Fund

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments
Education	17%
State	16
County/City/Special District/School District	15
Health	15
Transportation	9
Housing	8
Utilities	7
Corporate	7
Tobacco	6
Other*	—	(c)

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage
2021	6%
2022	4
2023	4
2024	5
2025	2

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	Percent of Total Investments
AAA/Aaa	1%
AA/Aa	12
A	11
BBB/Baa	17
BB/Ba	9
B	3
CCC/Caa	—	(f)
C	3
N/R	44

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Represents less than 1% of the Fund’s long-term investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)	Rounds to less than 1% of total investments.
*	Includes one or more investment categories that individually represents less than 1% of the Fund’s long-term investments. Please refer to the Schedule of Investments for details.

F U N D S U M M A R Y	9

Fund Summary as of June 30, 2021	BlackRock National Municipal Fund

Investment Objective

BlackRock National Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended June 30, 2021, the Fund outperformed the primary benchmark, the S&P® Municipal Bond Index. For the same period, the Fund’s Institutional and Class K Shares outperformed the secondary benchmark, the Custom National Index, while the Fund’s Service, Investor A and Investor C Shares underperformed. The following discussion of relative performance pertains to the Custom National Index.

What factors influenced performance?

Despite rising U.S. Treasury yields, municipal bonds delivered strong returns in the past 12 months. (Prices and yields move in opposite directions.) When the period began in July 2020, the market was still suffering the dislocations caused by COVID-19. However, tax-exempt bonds gradually climbed off of their pandemic-driven lows thanks to the release of multiple coronavirus vaccines, better-than-expected growth, improving municipal finances and robust investor demand. The prospect of substantial fiscal stimulus and higher taxes were additional tailwinds for the market. These factors led to a decline in yield spreads versus U.S. Treasuries, fueling impressive gains for municipal debt.

The Fund benefited from its holdings in longer-duration, longer-maturity securities. (Duration is a measure of interest rate sensitivity). The Fund’s use of U.S. Treasury futures to manage interest-rate risk also aided performance given that Treasury yields rose even as municipal bonds gained ground.

At the sector level, the Fund was helped by its positions in the health care, education, transportation, utilities and corporate-backed sectors. Positions in bonds with shorter call dates—a market segment that benefited from rising demand—also added value. (A call is when an issuer redeems a bond prior to its maturity date.) An allocation to high-yield bonds and lower-rated investment-grade securities—particularly in the tobacco sector—was a further plus, as investors were willing to move down in credit quality in order to earn higher income.

The Fund’s above-average cash position detracted from Fund performance given the rally in municipal bonds. The Fund’s allocations to state-tax backed and local-authority debt, which lagged the broader market, also detracted.

Describe recent portfolio activity.

The investment adviser continued to focus on constructing a balanced, higher-quality and income-oriented portfolio. The investment adviser maintained an elevated cash position to provide liquidity in the event that the coronavirus pandemic endangered the tax revenues of state and local municipalities. For most issuers, this threat did not in fact materialize. The investment adviser raised the Fund’s allocation to high-yield bonds from 10% to 12% on the belief that this segment offered a greater representation of attractively valued securities.

Describe portfolio positioning at period end.

The Fund had an average credit quality of AA-, up from A+ one year ago, and it held a 9.0% weighting in bonds subject to the alternative minimum tax. Duration stood at 6.0 years on June 30, 2021, in line with the benchmark. Leverage was 1.4% of assets, versus 5% at the beginning of the period. The portfolio was overweight in the health care and corporate-backed sectors, while its largest underweight was in the state tax-backed category.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2021 (continued)	BlackRock National Municipal Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.

(c)

The S&P® Municipal Bond Index, a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)

The Custom National Index is a customized benchmark that reflects the returns of the S&P® Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those bonds in the S&P® Municipal Bond Index that have maturities greater than five years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended June 30, 2021

				Average Annual Total Returns(a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	0.84%	0.78%	1.81%	5.59%	N/A	3.20%	N/A	4.63%	N/A
Service	0.59	0.55	1.68	5.24	N/A	2.95	N/A	4.36	N/A
Investor A	0.57	0.50	1.68	5.23	0.76%	2.95	2.06%	4.41	3.96%
Investor C	(0.15)	(0.20)	1.30	4.53	3.53	2.20	2.20	3.79	3.79
Class K	0.89	0.85	1.83	5.54	N/A	3.25	N/A	4.71	N/A
S&P® Municipal Bond Index	—	—	1.24	4.20	N/A	3.20	N/A	4.32	N/A
Custom National Index	—	—	1.60	5.38	N/A	3.83	N/A	4.95	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual						Hypothetical(a)
			Expenses Paid During the Period					Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Including Interest Expense and Fees	(b)	Excluding Interest Expense and Fees	(b)	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During the Period	(b)	Ending Account Value (06/30/21)	Expenses Paid During the Period	(b)	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Institutional	$1,000.00	$1,018.10	$2.20		$2.15		$1,000.00	$1,022.61	$2.21		$1,022.66	$2.16		0.44%	0.43%
Service	1,000.00	1,016.80	3.40		3.40		1,000.00	1,021.42	3.41		1,021.42	3.41		0.68	0.68
Investor A	1,000.00	1,016.80	3.45		3.40		1,000.00	1,021.37	3.46		1,021.42	3.41		0.69	0.68
Investor C	1,000.00	1,013.00	7.19		7.14		1,000.00	1,017.65	7.20		1,017.70	7.15		1.44	1.43
Class K	1,000.00	1,018.30	1.95		1.90		1,000.00	1,022.86	1.96		1,022.91	1.91		0.39	0.38

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

F U N D S U M M A R Y	11

Fund Summary as of June 30, 2021 (continued)	BlackRock National Municipal Fund

Expense Example (continued)

(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period shown).

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments
Transportation	21%
State	21
County/City/Special District/School District	16
Utilities	15
Corporate	8
Education	7
Health	7
Equity Funds	2
Tobacco	2
Housing	1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2021	1%
2022	3
2023	2
2024	2
2025	2

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments
AAA/Aaa	9%
AA/Aa	51
A	18
BBB/Baa	5
BB/Ba	3
B	1
N/R	13

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2021	BlackRock Short-Term Municipal Fund

Investment Objective

BlackRock Short-Term Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended June 30, 2021, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the S&P® Limited Maturity Municipal Bond Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P® Limited Maturity Municipal Bond Index.

What factors influenced performance?

Short-term municipal bonds delivered muted gains in the past 12 months. Although the improving outlook for state and local finances led to positive returns for municipal bonds, shorter-term issues—which are more sensitive to expectations regarding U.S. Federal Reserve policy—finished somewhat behind the broader market.

The Fund’s underperformance stemmed, in part, from an underweight in high-grade securities (those rated AAA and AA). At the sector level, underweights in pre-refunded issues, local tax-backed debt, education, transportation and utilities hurt results, as did an overweight in state tax-backed issues. An underweight in the four-year portion of the yield curve also pressured relative performance.

On the positive side, the Fund benefited from its overweights in A and BBB rated bonds. An overweight in the zero- to one-year part of the yield curve helped performance, as did an underweight in one- to three-year issues. At the sector level, overweight positions in health care, corporate-backed, housing and tobacco securities contributed positively to Fund performance.

Describe recent portfolio activity.

The Fed kept the Fed Funds rate near zero and pledged to use all of the tools at its disposal to keep the economy stable. In addition, Congress provided fiscal stimulus packages to support economic growth. With this as the backdrop, the investment adviser’s investment strategy initially focused on tactically positioning the Fund by increasing duration (interest-rate sensitivity) in anticipation of an extended period of low interest rates. However, this strategy became challenged as the Fund experienced large inflows, and new bond issuance—especially inside of four years—was limited. The investment adviser therefore increased its focus on the secondary market as a means of uncovering additional opportunities to help execute its strategy. The low-rate environment also prompted the investment adviser to search for compelling investments in lower-rated debt.

Supply-and-demand conditions remained favorable later in the period, but signs of rising inflation fostered concerns that the Fed may need to tighten policy. With yields near historical lows, the investment adviser became more cautious in adding longer-dated issues. The Fund used short-term, high-quality variable rate demand notes (“VRDNs”) as a low-risk investment alternative as it sought opportunities in longer-term debt. The Fund, after reducing its positions in VRDNs over the first nine months of the period, subsequently increased the allocation due to a large amount of bond holdings that matured. The Fund had an allocation of approximately 26% in VRDNs at the end of the period.

Describe portfolio positioning at period end.

At the end of June 30, 2021, the Fund held 47% of assets in securities maturing in less than a year and 14% in those with maturities of one to two years. The Fund’s weightings in the two- to three-year and three- to four-year portions of the curve were 27% and 12%, respectively. However, the investment adviser continued to look for specific opportunities in longer-dated securities.

The Fund’s maintained overweight positions in A and BBB rated debt and an underweight in AAA rated debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of June 30, 2021 (continued)	BlackRock Short-Term Municipal Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and invests primarily in investment grade municipal bonds or municipal notes, including variable rate demand obligations. The Fund will maintain a dollar-weighted maturity of no more than three years.

(c)

The S&P® Municipal Bond Index, a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)	The S&P® Limited Maturity Municipal Bond Index includes all bonds in the S&P® Municipal Bond Index with a remaining maturity of less than four years.

Performance Summary for the Period Ended June 30, 2021

				Average Annual Total Returns(a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	0.03%	(0.05)%	0.23%	0.90%	N/A	1.10%	N/A	0.86%	N/A
Investor A	(0.19)	(0.24)	0.11	0.66	(2.36)%	0.87	0.26%	0.60	0.29%
Investor A1	(0.07)	(0.12)	0.18	0.80	N/A	1.00	N/A	0.75	N/A
Investor C	(0.95)	(1.03)	(0.30)	(0.10)	(1.10)	0.09	0.09	(0.01)	(0.01)
Class K	0.08	0.03	0.25	0.95	N/A	1.14	N/A	0.88	N/A
S&P® Municipal Bond Index	—	—	1.24	4.20	N/A	3.20	N/A	4.32	N/A
S&P® Limited Maturity Municipal Bond Index	—	—	0.33	1.01	N/A	1.52	N/A	1.35	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(a)
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During the Period(b)	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During the Period(b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,002.30	$1.79	$1,000.00	$1,023.01	$1.81	0.36%
Investor A	1,000.00	1,001.10	2.93	1,000.00	1,021.87	2.96	0.59
Investor A1	1,000.00	1,001.80	2.28	1,000.00	1,022.51	2.31	0.46
Investor C	1,000.00	997.00	6.73	1,000.00	1,018.05	6.81	1.36
Class K	1,000.00	1,002.50	1.54	1,000.00	1,023.26	1.56	0.31

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period shown).

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2021 (continued)	BlackRock Short-Term Municipal Fund

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments
Corporate	22%
State	21
Housing	15
County/City/Special District/School District	13
Health	8
Utilities	8
Transportation	7
Education	5
Tobacco	1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2021	6%
2022	—
2023	1
2024	2
2025	—

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments
AAA/Aaa	2%
AA/Aa	37
A	42
BBB/Baa	11
N/R	8

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

F U N D S U M M A R Y	15

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock High Yield Municipal Fund’s and BlackRock New York Municipal Opportunities Fund’s Class K Share performance shown prior to the Class K shares inception date of January 25, 2018 is that of the respective Fund’s Institutional Shares. BlackRock National Municipal Fund’s Class K Share performance shown prior to the Class K shares inception date of July 18, 2011 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares. On the close of business on August 15, 2016, all of the issued and outstanding BlackRock Shares of BlackRock National Municipal Fund were redesignated as Class K Shares.

Service Shares (available only in BlackRock National Municipal Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors. Prior to July 18, 2011, Service Share performance results are those of the Institutional Shares restated to reflect Service Share fees.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% for all Funds except BlackRock Short-Term Municipal Fund, which incurs a 3.00% maximum initial sales charge, and all Funds incur a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor A1 Shares (available only in BlackRock Short-Term Municipal Fund and BlackRock New York Municipal Opportunities Fund) are subject to a maximum initial sales charge (front-end load) of 1.00% for BlackRock Short-Term Municipal Fund and 4.00% for BlackRock New York Municipal Opportunities Fund and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current eligible investors of Investor A1 Shares of the Funds. These shares are only available for dividend and capital gain reinvestment by existing shareholders and for purchase by certain eligible employer-sponsored retirement plans. Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Expenses  (continued)

hypothetical investment of $1,000 invested on January 1, 2021 and held through June 30, 2021) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

D I S C L O S U R E O F E X P E N S E S	17

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

Each of BlackRock High Yield Municipal Fund, BlackRock New York Municipal Opportunities Fund and BlackRock National Municipal Fund may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, each Fund transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide each Fund with economic benefits in periods of declining short-term interest rates, but expose each Fund to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect each Fund’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in each Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund was not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Schedule of Investments June 30, 2021	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Corporate Bonds

Diversified Financial Services — 0.2%
Bank of America Corp., (SOFR + 1.32%), 2.69%, 04/22/32(a)	$3,062	$3,150,169

Education — 0.1%
Rensselaer Polytechnic Institute, 5.25%, 09/01/48	1,910	2,432,302

Health Care Providers & Services — 0.2%
Northwell Healthcare, Inc., 4.26%, 11/01/47	2,500	2,947,747

Thrifts & Mortgage Finance — 0.4%
Community Preservation Corp., 2.87%, 02/01/30	5,760	6,016,638

Tobacco — 0.2%
Altria Group, Inc., 3.70%, 02/04/51	3,895	3,694,963

Total Corporate Bonds — 1.1% (Cost: $17,508,926)		18,241,819

Municipal Bonds

Guam(b) — 0.2%

State — 0.2%
Territory of Guam, Refunding RB
Series F, 4.00%, 01/01/36	1,225	1,430,298
Series F, 4.00%, 01/01/42	1,565	1,786,228

Total Municipal Bonds in Guam		3,216,526

Illinois — 1.2%

County/City/Special District/School District — 1.2%
Chicago Board of Education, GO, 6.32%, 11/01/29	1,645	2,018,300
Chicago Board of Education, GO, BAB
6.04%, 12/01/29	3,425	4,034,616
6.14%, 12/01/39	6,150	7,711,915
6.52%, 12/01/40	3,600	4,599,072

Total Municipal Bonds in Illinois		18,363,903

New York — 79.3%

Corporate — 3.3%
Build NYC Resource Corp., Refunding RB, AMT, 4.50%, 01/01/25(c)	360	390,085
New York Liberty Development Corp., RB, 5.50%, 10/01/37	4,780	7,202,408
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	9,365	13,440,742
New York State Energy Research & Development Authority, Refunding RB, Series C, 2.63%, 04/01/34(a)	20,000	20,855,800
Niagara Area Development Corp., Refunding RB(c)
Series B, 3.50%, 11/01/24	1,000	1,035,280
Series A, AMT, 4.75%, 11/01/42	7,990	8,421,860

		51,346,175

County/City/Special District/School District — 17.0%
Battery Park City Authority, Refunding RB
Series B, 5.00%, 11/01/39	6,600	8,569,110
Series B, 5.00%, 11/01/40	8,500	11,019,230
City of New York, Sub-Series G-1, 5.00%, 04/01/22(d)	1,000	1,036,140
City of New York, GO
Series A-1, 5.00%, 08/01/21(d)	400	401,568
Series B-1, 5.00%, 12/01/37	2,500	3,016,325
Series B-1, 5.00%, 10/01/39	5,845	7,165,035
Series D, 5.38%, 06/01/32	15	15,064

Security	Par (000)	Value

County/City/Special District/School District (continued)
City of New York, GO (continued)
Series D, 5.00%, 12/01/42	$2,490	$3,112,400
Series E-1, 5.00%, 03/01/41	2,695	3,331,936
Series E-1, 5.00%, 03/01/44	2,140	2,632,179
Series F-1, 5.00%, 03/01/39	2,000	2,618,840
Series F-3, 3.75%, 06/01/28	2,500	2,737,600
Sub-Series A-1, 5.00%, 08/01/33	700	765,954
Sub-Series D-1, 5.00%, 08/01/31	935	1,024,218
Sub-Series F-1, 5.00%, 04/01/39	3,000	3,716,430
Sub-Series F-2, 1.94%, 03/01/29	9,410	9,550,303
City of New York, Refunding GO
Series C, 5.00%, 08/01/34	500	576,780
Series C-3, 2.46%, 08/01/33	2,145	2,200,920
Series D, 1.72%, 08/01/29	2,630	2,625,897
Series D, 1.92%, 08/01/31	2,500	2,484,425
Series E, 5.00%, 02/01/23(d)	1,250	1,344,713
City of Syracuse New York, GO, Series A, AMT, (AGM), 4.75%, 11/01/31	500	505,605
City of Yonkers, GO
Series A, (AGM), 5.00%, 02/15/34	300	394,452
Series A, (AGM), 4.00%, 02/15/35	350	423,878
Series A, (AGM), 4.00%, 02/15/36	350	422,044
County of Nassau New York, GO
Series B, (AGM), 5.00%, 07/01/37	1,145	1,423,086
Series B, (AGM), 5.00%, 07/01/45	4,960	6,131,155
Series C, 5.00%, 10/01/29	500	616,990
County of Nassau New York, Refunding GO, Series B, 5.00%, 04/01/35	3,600	4,358,880
Monroe County Industrial Development Corp., RB
(SAW), 5.00%, 05/01/33	2,885	3,615,280
(SAW), 5.00%, 05/01/34	2,375	2,968,394
Nassau County Interim Finance Authority, Refunding RB, Series B, 1.28%, 11/15/28	3,750	3,680,400
Nassau County, Refunding GO, Series A, (AGM), 4.00%, 04/01/38	2,635	3,167,244
New York City Industrial Development Agency, RB(e)
(AGC), 0.00%, 03/01/41	4,155	2,494,454
(AGC), 0.00%, 03/01/42	5,500	3,186,535
(AGC), 0.00%, 03/01/43	2,000	1,116,900
(AGC), 0.00%, 03/01/45	2,450	1,270,717
New York City Industrial Development Agency, Refunding RB
Class A, (AGM), 4.00%, 01/01/32	750	929,933
Series A, AMT, 5.00%, 07/01/28	2,210	2,305,759
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
5.25%, 08/01/37	10,000	12,721,100
Series A-1, 5.00%, 11/01/38	1,000	1,102,960
Series A-2, 5.00%, 08/01/38	490	605,140
Series A-E1, 5.00%, 02/01/36	3,500	4,273,290
Series C-4, 0.03%, 11/01/36(a)	1,400	1,400,000
Series E-1, 5.00%, 02/01/39	1,500	1,774,320
Series E-1, 5.00%, 02/01/41	3,000	3,432,420
Series E-1, 4.00%, 02/01/42	5,000	5,981,350
Sub-Series A-1, 5.00%, 08/01/40	13,360	16,685,170
Sub-Series B-1, 5.00%, 11/01/35	200	225,054
Sub-Series B-1, 5.00%, 11/01/36	680	764,674
Sub-Series B-1, 5.00%, 11/01/38	5,000	5,899,750
Sub-Series E-1, 5.00%, 02/01/42	650	667,349
Series C-1, Subordinate, 4.00%, 11/01/42	6,500	7,611,240

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) June 30, 2021	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

County/City/Special District/School District (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, RB (continued)
Series C-3, Subordinate, 5.00%, 05/01/41	$7,100	$8,799,527
New York Convention Center Development Corp., RB, CAB, Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/55(e)	5,500	2,104,245
New York Convention Center Development Corp., Refunding RB
5.00%, 11/15/35	3,500	4,131,190
5.00%, 11/15/40	7,690	9,057,820
5.00%, 11/15/45	8,490	9,929,649
New York Liberty Development Corp., Refunding RB
5.00%, 11/15/31	2,610	2,654,892
5.00%, 11/15/44	1,500	1,523,895
5.75%, 11/15/51	1,590	1,618,604
2.45%, 09/15/69	10,000	10,394,400
2.63%, 09/15/69	10,000	10,364,600
2.80%, 09/15/69	12,500	12,867,250
Class 1, 4.00%, 09/15/35	745	764,556
Class 2, 5.00%, 09/15/43	3,585	3,695,669
Class 3, 5.00%, 03/15/44	2,240	2,302,720
Series 1, Class 1, 5.00%, 11/15/44(c)	12,570	13,851,009
Series 2, Class 2, 5.38%, 11/15/40(c)	520	586,128
New York State Dormitory Authority, RB, 5.00%, 07/01/26	1,015	1,019,121
New York State Dormitory Authority, Refunding RB(d)
Series A, 5.00%, 07/01/22	895	937,978
Series B, 5.00%, 08/15/27	5	6,296

		268,710,139

Education — 8.5%
Amherst Development Corp., Refunding RB
5.00%, 10/01/43	85	90,977
5.00%, 10/01/48	1,040	1,102,535
Buffalo & Erie County Industrial Land Development Corp., Refunding RB
Series A, 4.50%, 06/01/27	1,000	1,119,690
Series A, 5.00%, 06/01/35	655	738,532
Build NYC Resource Corp., RB
5.00%, 02/01/33(c)	845	910,606
5.63%, 02/01/39(c)	1,285	1,406,060
4.00%, 06/15/41	195	216,405
5.75%, 02/01/49(c)	1,145	1,238,741
4.00%, 06/15/51	735	796,872
Class A, 5.00%, 12/01/41(c)	1,350	1,575,126
Class A, 5.00%, 12/01/51(c)	1,500	1,717,185
Class A, 5.00%, 12/01/55(c)	1,000	1,138,290
Series A, 4.88%, 05/01/31(c)	750	859,312
Series A, 5.13%, 05/01/38(c)	140	160,037
Series A, 5.50%, 05/01/48(c)	2,175	2,472,997
Build NYC Resource Corp., Refunding RB
5.00%, 06/01/30	385	444,282
5.00%, 08/01/33	275	338,660
5.00%, 06/01/35	250	288,493
5.00%, 08/01/35	740	906,300
5.00%, 06/01/40	310	351,974
5.00%, 08/01/47	725	870,290
5.00%, 11/01/47	2,900	4,449,847
Series A, 5.00%, 06/01/43	325	363,695
AMT, 5.00%, 01/01/35(c)	100	114,368

Security	Par (000)	Value

Education (continued)
County of Cattaraugus New York, RB
5.00%, 05/01/34	$130	$141,869
5.00%, 05/01/39	225	244,616
Dobbs Ferry Local Development Corp., RB
5.00%, 07/01/39	1,000	1,128,310
5.00%, 07/01/44	2,000	2,250,260
Dutchess County Local Development Corp., RB
5.00%, 07/01/43	955	1,188,536
5.00%, 07/01/48	1,435	1,779,730
Dutchess County Local Development Corp., Refunding RB, 5.00%, 07/01/42	1,980	2,427,955
Erie County Industrial Development Agency, Refunding RB, (SAW), 5.00%, 05/01/31	1,925	2,602,773
Geneva Development Corp., RB, 5.25%, 09/01/23(d)	160	177,352
Hempstead Town Local Development Corp., Refunding RB
5.00%, 10/01/34	570	647,195
5.00%, 10/01/35	265	300,648
5.00%, 07/01/47	2,165	2,636,299
Monroe County Industrial Development Corp., Refunding RB
Series A, 5.00%, 07/01/23(d)	1,360	1,489,798
Series A, 5.00%, 07/01/32	300	372,786
Series A, 5.00%, 07/01/33	350	434,550
Series A, 5.00%, 07/01/34	350	434,070
Series A, 5.00%, 07/01/35	800	990,992
Series A, 5.00%, 07/01/36	1,000	1,237,310
Series A, 5.00%, 07/01/37	500	617,940
Series A, 4.00%, 07/01/50	5,000	5,871,700
Series C, 5.05%, 07/01/28	1,000	1,195,340
New York State Dormitory Authority, RB
5.00%, 01/01/42	5,000	5,776,350
5.00%, 07/01/42	750	782,760
1st Series, (AMBAC), 5.50%, 07/01/40	500	744,845
Series 1, (BHAC-CR AMBAC), 5.50%, 07/01/31	475	632,705
Series A, (NPFGC), 5.15%, 07/01/24	250	274,128
Series A, 5.25%, 07/01/25(d)	500	500,000
Series A, 4.13%, 01/01/30	1,600	1,727,216
Series A, 5.00%, 07/01/33	1,000	1,264,530
Series A, 5.25%, 01/01/34	250	277,083
Series A, 5.50%, 01/01/39	500	555,765
Series A, 5.00%, 07/01/43	8,065	10,109,961
Series A, 5.50%, 01/01/44	2,000	2,216,760
Series A, 4.00%, 07/01/44	2,010	2,337,369
Series C, 2.15%, 03/15/31	3,000	3,034,560
New York State Dormitory Authority, Refunding RB
5.00%, 07/01/28	500	520,845
5.00%, 07/01/29	375	426,086
5.00%, 07/01/30	300	340,605
5.00%, 07/01/42	300	310,671
5.00%, 07/01/44	1,190	1,339,440
Series A, 5.00%, 07/01/22(d)	1,000	1,048,020
Series A, 5.25%, 07/01/23(d)	5,590	6,151,348
Series A, 5.00%, 07/01/24(d)	1,000	1,140,420
Series A, 5.00%, 05/01/27	980	1,050,638
Series A, 5.00%, 07/01/28	250	250,000
Series A, 5.25%, 07/01/29	135	135,000
Series A, 4.00%, 07/01/33	1,000	1,227,280
Series A, 5.00%, 07/01/33	470	547,729
Series A, 4.00%, 07/01/34	2,000	2,437,480
Series A, 5.00%, 07/01/36	1,850	2,282,030

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2021	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
New York State Dormitory Authority, Refunding RB (continued)
Series A, 5.00%, 07/01/37	$350	$406,203
Series A, 5.00%, 07/01/38	1,005	1,239,617
Series A, 5.00%, 07/01/41	500	595,515
Series A, 5.00%, 07/01/42	2,000	2,443,260
Series A, 5.00%, 07/01/43	1,000	1,152,510
Series B, 5.00%, 10/01/38	10,000	12,525,000
Series C, 4.00%, 07/01/49	2,500	2,911,350
Onondaga County Trust for Cultural Resources, Refunding RB, 5.00%, 05/01/40	135	154,487
Orange County Funding Corp., Refunding RB
Series A, 5.00%, 07/01/37	360	375,937
Series A, 5.00%, 07/01/42	220	229,293
Schenectady County Capital Resource Corp., Refunding RB, 5.00%, 07/01/32	500	523,400
St. Lawrence County Industrial Development Agency, RB, 5.38%, 09/01/41	500	504,310
St. Lawrence County Industrial Development Agency, Refunding RB, Series B, 4.43%, 07/01/56	1,500	1,752,120
Troy Capital Resource Corp., Refunding RB
5.00%, 08/01/28	2,690	3,197,737
5.00%, 08/01/32	1,000	1,184,010
4.00%, 08/01/35	1,110	1,249,427
4.00%, 09/01/40	160	187,691
Trust for Cultural Resources of The City of New York, Refunding RB
Series A, 5.00%, 07/01/32	500	565,880
Series A, 5.00%, 07/01/37	885	998,554
Yonkers Economic Development Corp., RB
Series A, 4.00%, 10/15/29	200	225,892
Series A, 5.00%, 10/15/39	580	691,430
Series A, 5.00%, 10/15/49	460	537,800
Series A, 5.00%, 10/15/54	300	348,744

		135,283,094

Health — 3.1%
Buffalo & Erie County Industrial Land Development Corp., RB, 5.25%, 07/01/35	1,000	1,164,120
Build NYC Resource Corp., Refunding RB, 5.00%, 07/01/24(d)	1,100	1,254,363
Dutchess County Local Development Corp., RB, Series B, 4.00%, 07/01/41	10,050	11,366,047
Dutchess County Local Development Corp., Refunding RB, Series A, 5.00%, 07/01/24(d)	750	855,247
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	525	576,324
Monroe County Industrial Development Corp., RB
5.00%, 12/01/29	660	796,541
4.00%, 12/01/41	100	111,182
5.00%, 12/01/46	4,960	5,832,216
Monroe County Industrial Development Corp., Refunding RB, Series A, 5.00%, 12/01/37	370	392,108
New York State Dormitory Authority, RB(c)
5.00%, 12/01/40	1,300	1,485,250
5.00%, 12/01/45	1,700	1,928,718
New York State Dormitory Authority, Refunding RB
5.00%, 12/01/27(c)	100	121,387
5.00%, 07/01/32	365	460,594
5.00%, 07/01/34	320	402,570
5.00%, 07/01/35	350	440,129

Security	Par (000)	Value

Health (continued)
New York State Dormitory Authority, Refunding RB (continued)
5.00%, 07/01/36	$275	$345,334
4.00%, 07/01/38	110	128,604
4.00%, 07/01/39	140	163,310
4.00%, 07/01/40	325	377,546
5.00%, 07/01/41	450	560,137
4.00%, 07/01/45	810	919,893
Series A, 5.00%, 05/01/32	1,270	1,472,933
Series A, 5.00%, 05/01/43	1,570	1,805,751
Southold Local Development Corp., RB, 4.00%, 12/01/45	1,900	1,971,611
Suffolk County Economic Development Corp., RB, Series C, 5.00%, 07/01/32	385	434,311
Tompkins County Development Corp., Refunding RB
4.25%, 07/01/44	1,595	1,599,243
5.00%, 07/01/44	1,145	1,246,997
Westchester County Healthcare Corp., Refunding RB
Series A, Senior Lien, 5.00%, 11/01/21(d)	5,135	5,217,571
Series B, Senior Lien, 6.00%, 11/01/30	110	110,498
Westchester County Local Development Corp., Refunding RB
4.00%, 01/01/23	170	175,290
5.00%, 01/01/28	1,805	1,909,943
5.00%, 01/01/34	1,375	1,443,282
5.00%, 11/01/34	500	582,560
Yonkers Industrial Development Corp., RB, Series A, AMT, (SONYMA), 5.00%, 10/01/37	1,640	1,644,379

		49,295,989

Housing — 7.0%
New York City Housing Development Corp., RB, M/F Housing
4.15%, 11/01/46	2,805	3,040,199
1.75%, 05/01/59(a)	11,000	11,063,470
Series B-1, 5.25%, 07/01/30	500	543,660
Series B-1, 5.25%, 07/01/32	2,755	2,986,448
Series B-1, 5.00%, 07/01/33	650	701,285
Series C-2A, 2.35%, 07/01/22	7,500	7,557,900
Series F-2, 0.60%, 05/01/61(a)	5,000	4,987,800
Series K, 3.85%, 11/01/38	4,000	4,385,320
Series K, 4.00%, 11/01/48	4,000	4,312,200
Series L, 2.75%, 05/01/50(a)	6,500	6,719,050
New York City Housing Development Corp., Refunding RB, M/F Housing
Series B-1B, 2.10%, 11/01/58(a)	3,655	3,691,587
Series D, 4.10%, 11/01/38	2,500	2,913,375
New York State Housing Finance Agency, RB, M/F Housing
Series B, (SONYMA), 2.35%, 05/01/22	5,000	5,043,850
Series C, (FHLMC, FNMA, SONYMA GNMA), 2.75%, 11/01/31	1,000	1,041,400
Series D, (SONYMA), 2.05%, 05/01/23	5,250	5,254,882
Series E, (SONYMA), 2.13%, 11/01/23	2,500	2,503,650
Series E, (SONYMA FANNIE MAE), 4.15%, 11/01/47	165	178,520
Series I, (SONYMA FNMA), 1.75%, 05/01/24	3,000	3,024,030
Series P, 1.60%, 11/01/24	20,000	20,100,200
Series A, AMT, (SONYMA), 4.90%, 02/15/38	645	646,587
Series A, AMT, (SONYMA), 5.10%, 02/15/38	875	877,459
Series A, AMT, (SONYMA), 5.00%, 02/15/39	2,225	2,230,540

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) June 30, 2021	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
New York State Housing Finance Agency, Refunding RB, Series C, (SONYMA FANNIE MAE), 3.85%, 11/01/39	$4,425	$4,905,466
State of New York Mortgage Agency, RB, S/F Housing, 49th Series, 3.25%, 10/01/28	5,000	5,118,550
State of New York Mortgage Agency, Refunding RB
218th Series, AMT, 3.25%, 04/01/30	1,380	1,489,972
Series 209, AMT, 3.35%, 04/01/29	4,385	4,759,435
State of New York Mortgage Agency, Refunding RB, S/F Housing, Series 213, 4.10%, 10/01/38	410	464,981
Yonkers Industrial Development Corp., RB
AMT, (SONYMA), 5.25%, 04/01/37	585	586,884
Series A, AMT, (SONYMA), 4.80%, 10/01/26	490	491,612

		111,620,312

State — 8.4%
New York City Transitional Finance Authority Building Aid Revenue, RB Sub-Series S1B, (SAW), 4.00%, 07/15/41	2,500	2,939,625
Series S, Subordinate, (SAW), 5.00%, 07/15/40	4,000	4,678,440
Series S-1, Subordinate, (SAW), 5.00%, 07/15/38	2,250	2,843,685
Series S-1, Subordinate, (SAW), 5.00%, 07/15/43	4,865	5,784,144
Series S-3, Subordinate, (SAW), 5.25%, 07/15/36	2,080	2,673,320
Series S-3, Subordinate, (SAW), 5.00%, 07/15/37	3,015	3,800,558
Series S-3, Subordinate, (SAW), 5.25%, 07/15/45	5,000	6,372,800
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB
Series S-3, Subordinate, (SAW), 5.00%, 07/15/37	7,000	8,854,510
Series S-4A, Subordinate, (SAW), 5.25%, 07/15/35	9,165	11,769,051
New York State Dormitory Authority, RB
Series A, 5.00%, 02/15/36	9,000	10,898,100
Series A, 5.00%, 02/15/38	5,000	6,045,900
Series A, 5.00%, 03/15/39	1,630	2,042,846
Series A, 5.00%, 03/15/40	2,500	3,058,525
Series A, 5.00%, 03/15/43	4,995	6,067,327
Series G, 5.00%, 08/15/32	1,975	1,986,317
New York State Dormitory Authority, RB, BAB, Series D, 5.50%, 03/15/30	2,990	3,613,385
New York State Dormitory Authority, Refunding RB
Series A, 5.25%, 03/15/39	7,250	9,276,883
Series E, 5.00%, 03/15/40	5,645	7,140,869
Series E, 5.00%, 03/15/41	3,615	4,560,503
New York State Urban Development Corp., RB, Series C, 5.00%, 03/15/30	250	269,995
New York State Urban Development Corp., Refunding RB
Series A, 5.00%, 03/15/38	5,000	6,127,650
Series B, 2.77%, 03/15/31	7,500	7,935,375
Series C-3, 5.00%, 03/15/39	5,000	6,214,450
Orange County Industrial Development Agency, RB, Series G-1, (ACA), 4.90%, 07/01/21	460	460,055
Sales Tax Asset Receivable Corp., Refunding RB, 5.00%, 10/15/24(d)	2,715	3,128,142
State of New York, Refunding GO, Series B, 1.74%, 03/15/29	5,000	5,106,150

		133,648,605

Security	Par (000)	Value

Tobacco — 3.3%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 4.75%, 06/01/39	$825	$856,193
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	4,595	4,632,955
New York Counties Tobacco Trust IV, Refunding RB
Series A, 6.25%, 06/01/41(c)	2,200	2,233,880
Series A, 5.00%, 06/01/42	3,775	3,812,750
Series A, 5.00%, 06/01/45	895	903,905
New York Counties Tobacco Trust VI, Refunding RB
Series A-2-B, 5.00%, 06/01/45	6,350	6,846,697
Series A-2-B, 5.00%, 06/01/51	3,955	4,199,854
Series B, 5.00%, 06/01/28	90	108,640
Series B, 5.00%, 06/01/29	105	126,642
Series C, 4.00%, 06/01/51	4,055	4,124,989
Niagara Tobacco Asset Securitization Corp., Refunding RB
5.25%, 05/15/34	2,250	2,533,680
5.25%, 05/15/40	1,250	1,378,613
TSASC Inc., Refunding RB
Series A, 5.00%, 06/01/30	775	952,584
Series A, 5.00%, 06/01/33	3,000	3,670,290
Series A, 5.00%, 06/01/36	5,835	7,107,030
Westchester Tobacco Asset Securitization Corp.,
Refunding RB
Sub-Series C, 4.00%, 06/01/42	5,420	5,933,111
Sub-Series C, 5.13%, 06/01/51	2,375	2,711,727

		52,133,540

Transportation — 19.4%
Albany County Airport Authority, Refunding RB
Series B, AMT, 4.00%, 12/15/35	120	135,286
Series B, AMT, 4.00%, 12/15/34	235	265,625
Hudson Yards Infrastructure Corp., Refunding RB
Series A, 5.00%, 02/15/35	2,500	3,034,300
Series A, 5.00%, 02/15/36	2,000	2,424,480
Series A, 5.00%, 02/15/39	2,500	3,018,950
Series A, 5.00%, 02/15/42	27,495	32,972,554
Metropolitan Transportation Authority, Sub-Series D-1, 5.00%, 11/15/39	4,250	4,830,380
Metropolitan Transportation Authority, RB
Series A, 5.00%, 11/15/21(d)	1,000	1,017,970
Series A, 5.00%, 11/15/35	2,500	3,046,000
Series A, 5.00%, 11/15/42	5,000	6,008,100
Series A-1, 5.25%, 11/15/23(d)	1,040	1,163,011
Series B, 5.25%, 11/15/33	500	564,680
Series B, 5.25%, 11/15/38	1,855	2,088,897
Series B, 5.25%, 11/15/39	5,795	6,521,867
Series B, 5.25%, 11/15/44	2,125	2,384,696
Series E, 5.00%, 11/15/38	2,350	2,575,952
Sub-Series A-1, 5.00%, 11/15/40	1,645	1,897,228
Sub-Series B-1, 5.00%, 11/15/21(d)	460	468,266
Sub-Series B-4, 5.00%, 11/15/21(d)	300	305,391
Metropolitan Transportation Authority, Refunding RB
2nd Sub Series, (AGM), 0.83%, 11/01/32(a)	675	670,409
Series A, 5.25%, 11/15/35	5,000	6,082,550
Series A, (AGM), 5.00%, 11/15/44	12,500	15,504,750
Series B, 5.00%, 11/15/35	1,750	2,113,492
Series B, 5.00%, 11/15/37	1,500	1,785,555
Series B-1, 5.00%, 11/15/36	13,500	16,097,400
Series D, 5.25%, 11/15/23(d)	670	749,243

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2021	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Metropolitan Transportation Authority, Refunding RB (continued)
Series D, 5.00%, 11/15/35	$2,500	$3,096,075
Series F, 5.00%, 11/15/30	1,500	1,592,925
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	7,985	8,661,090
New York State Thruway Authority Highway & Bridge Trust Fund, Refunding RB, Series A, 5.00%, 04/01/32	1,000	1,035,670
New York State Thruway Authority, RB
Series A, Junior Lien, 5.00%, 01/01/41	7,440	8,719,457
Series A, Junior Lien, 5.25%, 01/01/56	10,000	11,696,200
New York State Thruway Authority, Refunding RB
Series I, 5.00%, 01/01/22(d)	940	962,711
Series J, 5.00%, 01/01/41	5,750	6,353,290
Series K, 5.00%, 01/01/29	5,000	5,758,300
Series K, 5.00%, 01/01/31	2,500	2,874,575
Series K, 5.00%, 01/01/32	1,500	1,723,785
Series L, 5.00%, 01/01/33	2,065	2,582,510
Series L, 5.00%, 01/01/34	910	1,130,329
Series L, 5.00%, 01/01/35	1,050	1,304,383
Series M, 2.90%, 01/01/35	4,000	4,269,760
Series B, Subordinate, 4.00%, 01/01/38	4,560	5,380,982
Series B, Subordinate, 4.00%, 01/01/39	1,500	1,758,525
Series B, Subordinate, 4.00%, 01/01/41	4,900	5,730,109
Series B, Subordinate, 4.00%, 01/01/45	1,500	1,743,975
New York Transportation Development Corp., ARB
Series A, AMT, 4.00%, 07/01/31	7,100	7,840,033
Series A, AMT, 5.00%, 07/01/34	250	282,938
Series A, AMT, 5.00%, 07/01/41	750	845,040
Series A, AMT, 5.00%, 07/01/46	1,500	1,682,520
Series A, AMT, 5.25%, 01/01/50	17,140	19,379,341
New York Transportation Development Corp., RB
AMT, 5.00%, 01/01/33	1,000	1,225,020
AMT, 5.00%, 10/01/35	1,125	1,443,937
AMT, 5.00%, 10/01/40	3,040	3,844,810
New York Transportation Development Corp., Refunding RB, 5.00%, 12/01/34	3,790	4,975,398
Niagara Falls Bridge Commission, RB, (AGM), 4.16%, 10/01/33	1,650	1,799,770
Niagara Frontier Transportation Authority, Refunding ARB
AMT, 5.00%, 04/01/32	400	498,476
AMT, 5.00%, 04/01/33	375	465,488
AMT, 5.00%, 04/01/34	225	278,462
AMT, 5.00%, 04/01/35	200	247,084
AMT, 5.00%, 04/01/36	210	258,924
AMT, 5.00%, 04/01/37	250	307,535
AMT, 5.00%, 04/01/38	250	306,930
AMT, 5.00%, 04/01/39	175	214,470
Port Authority of New York & New Jersey, ARB, 218th Series, AMT, 4.00%, 11/01/41	8,090	9,383,510
Port Authority of New York & New Jersey, Refunding ARB
Series 179, 5.00%, 12/01/38	150	166,103
178th Series, AMT, 5.00%, 12/01/32	2,270	2,509,099
178th Series, AMT, 5.00%, 12/01/43	285	313,178
193rd Series, AMT, 5.00%, 10/15/34	3,445	4,042,122
195th Series, AMT, 5.00%, 04/01/36	4,680	5,703,937
202nd Series, AMT, 5.00%, 04/15/37	5,000	6,101,000

Security	Par (000)	Value

Transportation (continued)
Port Authority of New York & New Jersey, Refunding ARB (continued)
206th Series, AMT, 5.00%, 11/15/37	$1,525	$1,868,826
Consolidated, 169th Series, AMT, 5.00%, 10/15/41	1,000	1,012,690
Consolidated, 186th Series, AMT, 5.00%, 10/15/44	1,000	1,130,620
Series 197, AMT, 5.00%, 11/15/41	1,250	1,519,937
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/01/25	7,500	8,936,325
Series A, 5.00%, 11/15/51	2,500	3,233,650
Series B-3, 5.00%, 11/15/33	500	594,135
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 01/01/22(d)	500	512,080
Series A, 5.00%, 11/15/50	1,000	1,154,730
Series B, 5.00%, 11/15/37	10,070	12,462,934
Series C, 5.00%, 11/15/37	6,000	7,614,900

		308,257,635

Utilities — 9.3%
Long Island Power Authority, RB
5.00%, 09/01/36	1,080	1,337,418
5.00%, 09/01/37	2,000	2,525,380
5.00%, 09/01/38	4,200	5,299,518
5.00%, 09/01/39	8,000	10,083,520
Series B, 1.65%, 09/01/49(a)	5,000	5,170,750
Series C, (AGC), 5.25%, 09/01/29	3,500	4,548,670
Long Island Power Authority, Refunding RB, Series B, 5.00%, 09/01/46	2,075	2,472,881
New York City Water & Sewer System, RB
Series AA, 4.00%, 06/15/43	5,000	6,027,150
Series DD, 5.25%, 06/15/47	2,455	3,001,017
New York City Water & Sewer System, Refunding RB
4.00%, 06/15/40	5,000	5,958,400
Series BB, 5.00%, 06/15/47	2,000	2,129,920
Series BB-2, 0.02%, 06/15/49(a)	15,000	15,000,000
Series DD-2, 5.00%, 06/15/40	4,850	6,053,382
Series EE, 5.00%, 06/15/37	2,735	3,372,528
Series EE, 5.25%, 06/15/37	1,075	1,350,544
Series EE, 5.00%, 06/15/40	8,355	10,356,190
Series FF, 5.00%, 06/15/40	11,500	14,416,170
Series HH, 5.00%, 06/15/39	1,000	1,168,360
Series CC-3, Subordinate, 5.00%, 06/15/32	5,000	6,803,450
Sub-Series FF-2, Subordinate, 4.00%, 06/15/41	2,500	2,967,950
New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/21(d)	600	610,782
New York State Environmental Facilities Corp., Refunding RB, Series A, 5.00%, 06/15/32	5,000	5,456,250
Suffolk County Water Authority, Refunding RB, Series A, 3.75%, 06/01/36	5,815	6,179,426
Utility Debt Securitization Authority, Refunding RB
5.00%, 12/15/37	5,000	5,942,650
Series TE, Restructured, 5.00%, 12/15/32	1,000	1,110,190
Series TE, Restructured, 5.00%, 12/15/41	16,760	18,536,895

		147,879,391

Total Municipal Bonds in New York		1,258,174,880

Puerto Rico — 8.3%

State — 5.1%
Commonwealth of Puerto Rico, GO(f)(g)
Series A, 5.25%, 07/01/22	440	404,928
Series A, 5.25%, 07/01/26	150	138,044
Series A, 5.13%, 07/01/31	1,560	1,435,656

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) June 30, 2021	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
Commonwealth of Puerto Rico, GO(f)(g) (continued)
Series A, 5.38%, 07/01/33	$475	$437,139
Series A, 6.00%, 07/01/38	1,885	1,760,119
Series B, 5.25%, 07/01/17	205	187,063
Commonwealth of Puerto Rico, Refunding GO(f)(g)
Series A, 5.50%, 07/01/18	330	301,125
Series A, 5.50%, 07/01/32	545	501,559
Series A, 6.00%, 07/01/34	445	411,625
Series A, 8.00%, 07/01/35	13,150	10,866,279
Series A, 5.50%, 07/01/39	4,190	3,678,921
Series A, 5.00%, 07/01/41	6,765	5,623,406
Series B, 6.00%, 07/01/39	750	700,312
Series C, 6.00%, 07/01/39	220	205,425
Series D, 5.75%, 07/01/41	520	467,675
Puerto Rico Public Buildings Authority, Refunding RB(f)(g)
Series F, (GTD), 5.25%, 07/01/24	260	264,767
Series M-2, (GTD), 10.00%, 07/01/34	490	532,875
Puerto Rico Sales Tax Financing Corp. ST Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	16,715	18,955,980
Series A-1, Restructured, 5.00%, 07/01/58	7,337	8,456,846
Series A-2, Restructured, 4.33%, 07/01/40	10,560	11,864,899
Series A-2, Restructured, 4.54%, 07/01/53	49	54,933
Series A-2, Restructured, 4.78%, 07/01/58	7,067	8,024,366
Puerto Rico Sales Tax Financing Corp. ST Revenue, RB, CAB(e)
Series A-1, Restructured, 0.00%, 07/01/29	490	433,675
Series A-1, Restructured, 0.00%, 07/01/31	582	466,473
Series A-1, Restructured, 0.00%, 07/01/33	841	626,200
Series A-1, Restructured, 0.00%, 07/01/46	4,317	1,421,243
Series A-1, Restructured, 0.00%, 07/01/51	6,111	1,456,251
Series B-1, Restructured, 0.00%, 07/01/46	2,677	882,071

		80,559,855

Tobacco — 0.0%
Children’s Trust Fund, RB, Series B, 0.00%, 05/15/57(e)	—	—
Children’s Trust Fund, Refunding RB, 5.63%, 05/15/43	225	227,961

		227,961

Utilities — 3.2%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	355	367,478
Series A, Senior Lien, 5.13%, 07/01/37	100	103,561
Puerto Rico Electric Power Authority, 3rd Series, 5.40%, 01/01/22(a)(f)(g)	278	273,340
Puerto Rico Electric Power Authority, RB
Series A, 5.00%, 07/01/29(f)(g)	1,860	1,817,255
Series A, 7.00%, 07/01/33(f)(g)	1,025	1,023,399
Series A, 6.75%, 07/01/36(f)(g)	3,560	3,554,439
Series A, 5.00%, 07/01/42(f)(g)	3,150	3,077,610
Series A, 7.00%, 07/01/43(f)(g)	410	409,360
Series A-3, 10.00%, 07/01/19(f)(g)	999	1,049,005
Series B-3, 10.00%, 07/01/19(f)(g)	999	1,049,005
Series C-1, 5.40%, 01/01/18(f)(g)	2,745	2,703,667
Series C-2, 5.40%, 07/01/18(f)(g)	2,745	2,704,105
Series C-4, 5.40%, 07/01/20(f)(g)	277	273,340
Series CCC, 5.25%, 07/01/26(f)(g)	770	752,305

Security	Par (000)	Value

Utilities (continued)
Puerto Rico Electric Power Authority, RB (continued)
Series CCC, 5.25%, 07/01/28(f)(g)	$440	$429,888
Series D-4, 7.50%, 07/01/20	762	760,810
Series TT, 5.00%, 07/01/25(f)(g)	210	205,174
Series TT, 5.00%, 07/01/26(f)(g)	565	552,016
Series WW, 5.50%, 07/01/17(f)(g)	610	600,850
Series WW, 5.50%, 07/01/18(f)(g)	535	526,975
Series WW, 5.50%, 07/01/19(f)(g)	435	428,475
Series WW, 5.38%, 07/01/24(f)(g)	385	376,152
Series WW, 5.25%, 07/01/33(f)(g)	420	410,348
Series WW, 5.50%, 07/01/38(f)(g)	520	508,050
Series XX, 5.25%, 07/01/27(f)(g)	285	278,450
Series XX, 5.25%, 07/01/35(f)(g)	185	180,749
Series XX, 5.75%, 07/01/36(f)(g)	260	254,025
Series XX, 5.25%, 07/01/40(f)(g)	5,345	5,222,167
Puerto Rico Electric Power Authority, Refunding RB
Series AAA, 5.25%, 07/01/22(f)(g)	990	967,249
Series AAA, 5.25%, 07/01/23(f)(g)	2,670	2,608,641
Series AAA, 5.25%, 07/01/28(f)(g)	5,655	5,525,042
Series AAA, 5.25%, 07/01/29(f)(g)	235	229,600
Series BBB, 5.40%, 07/01/28(f)(g)	1,240	1,184,588
Series UU, 1.16%, 07/01/17(a)(f)(g)	185	150,775
Series UU, 1.00%, 07/01/18(a)(f)(g)	165	134,475
Series UU, 1.00%, 07/01/20(a)(f)(g)	1,475	1,312,086
Series UU, 0.80%, 07/01/31(a)(f)(g)	1,755	1,561,160
Series ZZ, 5.00%, 07/01/17(f)(g)	430	423,550
Series ZZ, 5.25%, 07/01/19(f)(g)	1,370	1,349,450
Series ZZ, 5.00%, 07/01/20	2,220	2,186,700
Series ZZ, 5.25%, 07/01/24(f)(g)	875	854,892
Series ZZ, 5.00%, 07/01/28(f)(g)	435	425,003
Puerto Rico Electric Power Authority, Refunding RB, BAB, Series YY, 6.13%, 07/01/40(f)(g)	1,860	1,776,882

		50,582,091

Total Municipal Bonds in Puerto Rico		131,369,907

Total Municipal Bonds — 89.0% (Cost: $1,281,708,761)		1,411,125,216

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

New York — 13.3%

County/City/Special District/School District — 2.8%
City of New York, GO
Sub-Series 1-I, 5.00%, 03/01/32	991	1,108,978
Sub-Series F-1, 5.00%, 04/01/39	10,000	12,388,098
Sub-Series I-1, 5.00%, 03/01/36	1,750	1,954,575
Sub-Series-D1, Series D, 5.00%, 12/01/43(i)	1,010	1,267,065
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47(i)	956	961,061
New York City Transitional Finance Authority Future Tax Secured Revenue, Sub-Series B-1, 4.00%, 11/01/45	10,000	11,744,800
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series B-1, 5.00%, 08/01/36	3,001	3,620,385
Sub-Series D-1, 5.00%, 11/01/38	2,475	2,513,660

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2021	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

County/City/Special District/School District (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, RB (continued)
Sub-Series F-1, 5.00%, 05/01/38	$3,448	$4,247,934
New York Convention Center Development Corp., Refunding RB, 5.00%, 11/15/32	3,540	4,184,811

		43,991,367

Housing — 0.0%
New York City Housing Development Corp., Refunding RB, Series A, 4.25%, 11/01/43	640	711,104

State — 4.8%
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/32	5,000	6,334,350
Series A, 5.00%, 02/15/34	10,000	12,127,197
Series A, 5.00%, 03/15/39	15,393	18,831,137
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 03/15/36(i)	1,995	2,426,858
Series C, 5.00%, 03/15/39	9,000	11,279,520
New York State Thruway Authority, Refunding RB,
Series A, 5.00%, 03/15/31	2,160	2,181,038
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/47	1,497	1,733,757
Series A-1, 5.00%, 03/15/32	1,499	1,617,689
New York State Urban Development Corp., Refunding RB
Series A, 4.00%, 03/15/37	8,740	9,960,279
Series A, 5.00%, 03/15/45	6,004	7,023,543
Sales Tax Asset Receivable Corp., Refunding RB(d)
Series A, 4.00%, 10/15/24	1,440	1,611,590
Series A, 5.00%, 10/15/24	1,245	1,434,626

		76,561,584

Transportation — 3.5%
Metropolitan Transportation Authority, Refunding RB, Series B-1, 5.00%, 11/15/51	10,000	11,820,297
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	7,125	7,279,836
New York Liberty Development Corp., Refunding RB, Class 1, 5.00%, 09/15/40	1,050	1,084,094
New York State Thruway Authority, Refunding RB, Subordinate, Series B, 4.00%, 01/01/53(i)	1,156	1,341,381
Port Authority of New York & New Jersey, ARB, AMT, Series 221, 4.00%, 07/15/60	479	554,769
Port Authority of New York & New Jersey, Refunding ARB
178th Series, AMT, 5.00%, 12/01/32	991	1,095,372
194th Series, 5.25%, 10/15/55	2,310	2,728,272
Consolidated, 169th Series, AMT, 5.00%, 10/15/26	2,250	2,279,925
Consolidated, Series 211, 5.00%, 09/01/48	960	1,210,685
Triborough Bridge & Tunnel Authority, RB, Series A, 4.00%, 11/15/54(i)	1,606	1,896,630
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/41	10,000	11,921,100
Series A, 5.00%, 11/15/46	500	596,075
Series B, 5.00%, 11/15/38	9,000	11,125,350

		54,933,786

Security	Par (000)	Value

Utilities — 2.2%
New York City Water & Sewer System, Refunding RB
5.00%, 06/15/38(i)	$7,504	$9,306,956
Series BB, 5.00%, 06/15/44	5,251	5,360,269
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	872	1,025,218
Utility Debt Securitization Authority, Refunding RB
5.00%, 12/15/41	7,800	9,774,492
Series A, 5.00%, 12/15/34	5,000	6,045,950
Series A, Restructured, 5.00%, 12/15/35	1,000	1,208,970
Series B, 4.00%, 12/15/35	1,580	1,833,416

		34,555,271

Total Municipal Bonds in New York		210,753,112

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 13.3% (Cost: $192,874,668)		210,753,112

Total Long-Term Investments — 103.4% (Cost: $1,492,092,355)		1,640,120,147

	Shares

Short-Term Securities

Money Market Funds — 2.1%
BlackRock Liquidity Funds New York Money Fund Portfolio, 0.01%(j)(k)	32,939,572	32,939,572

Total Short-Term Securities — 2.1% (Cost: $32,937,129)		32,939,572

Total Investments — 105.5% (Cost: $1,525,029,484)		1,673,059,719

Other Assets Less Liabilities — 1.1%		18,127,064

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (6.6)%		(104,948,628)

Net Assets — 100.0%		$1,586,238,155

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	When-issued security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Zero-coupon bond.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between September 15, 2024 to February 15, 2047, is $8,273,103. See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) June 30, 2021	BlackRock New York Municipal Opportunities Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended June 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/30/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds New York Money Fund Portfolio	$72,755,940	$—	$(39,818,813	)(a)	$3,511	$(1,066)	$32,939,572	32,939,572	$5,376	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	1,951	09/21/21	$258,355	$(607,232)
U.S. Long Bond	939	09/21/21	150,768	(3,637,956)
5-Year U.S. Treasury Note	776	09/30/21	95,745	(50,347)

				$(4,295,535)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$4,295,535	$—	$4,295,535

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended June 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$18,742,094	$—	$18,742,094

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$2,355,708	$—	$2,355,708

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$457,780,152

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2021	BlackRock New York Municipal Opportunities Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$18,241,819	$—	$18,241,819
Municipal Bonds	—	1,411,125,216	—	1,411,125,216
Municipal Bonds Transferred to Tender Option Bond Trusts	—	210,753,112	—	210,753,112
Short-Term Securities
Money Market Funds	32,939,572	—	—	32,939,572

	$32,939,572	$1,640,120,147	$—	$1,673,059,719

Derivative Financial Instruments(a)
Liabilities

Interest Rate Contracts	$(4,295,535)	$—	$—	$(4,295,535)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $104,930,048 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments June 30, 2021	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.7%
Chelsea Park Cooperative District, SAB, 5.00%, 05/01/48	$945	$993,913
County of Jefferson Alabama Sewer Revenue, Refunding RB Series A, Senior Lien, (AGM), 5.00%, 10/01/44	365	402,989
Series D, Sub Lien, 7.00%, 10/01/51	2,355	2,742,916
Series D, Sub-Lien, 6.50%, 10/01/53	3,465	3,982,879
Hoover Industrial Development Board, RB, AMT, 6.38%, 11/01/50(a)	7,155	9,126,131
Southeast Energy Authority A Cooperative District, RB, Series B, 4.00%, 12/01/51(a)	7,590	9,398,014
Tuscaloosa County Industrial Development Authority, Refunding RB(b)
Series A, 4.50%, 05/01/32	1,161	1,253,500
Series A, 5.25%, 05/01/44	6,430	7,328,528

		35,228,870

Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Series B-2, 0.00%, 06/01/66(c)(d)	22,235	4,976,638

American Samoa — 0.1%
American Samoa Economic Development Authority RB, Series A, 5.00%, 09/01/38(b)	1,235	1,522,335

Arizona — 2.3%
Arizona Industrial Development Authority, RB(b)
5.00%, 07/01/45	1,135	1,255,287
7.10%, 01/01/55	4,760	4,837,493
5.00%, 07/01/55	1,215	1,321,106
Series A, 5.00%, 07/01/39	1,270	1,353,185
Series A, 5.00%, 12/15/39	150	175,370
Series A, 5.00%, 07/01/49	2,790	2,937,116
Series A, 5.00%, 07/15/49	675	756,783
Series A, 5.00%, 12/15/49	345	394,601
Series A, 5.00%, 07/01/54	1,110	1,164,590
Series B, 5.13%, 07/01/47	420	475,629
Series B, 5.25%, 07/01/51	570	645,702
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.00%, 07/01/26	760	850,615
Series A, 5.25%, 07/01/47	3,235	3,682,174
Series A, 5.50%, 07/01/52	2,970	3,224,796
Florence Town, Inc. Industrial Development Authority, RB, 6.00%, 07/01/43	1,375	1,467,757
Glendale Industrial Development Authority, RB 5.00%, 05/15/41	275	311,429
5.00%, 05/15/56	1,090	1,213,333
Industrial Development Authority of the City of Phoenix, RB 5.00%, 07/01/54	1,330	1,578,484
5.00%, 07/01/59	655	775,527
Series A, 5.00%, 07/01/34(b)	250	257,793
Series A, 6.50%, 07/01/34(b)	465	538,512
Series A, 5.00%, 07/01/36(b)	1,225	1,387,153
Series A, 5.00%, 07/01/39(b)	205	210,949
Series A, 5.00%, 07/01/41(b)	1,685	1,887,638
Series A, 5.00%, 07/01/43	1,445	1,480,272
Series A, 6.75%, 07/01/44(b)	810	948,494
Series A, 5.25%, 07/01/48(b)	1,690	1,736,458

Security	Par (000)	Value

Arizona (continued)
Industrial Development Authority of the City of Phoenix, RB (continued)
Series A, 5.00%, 07/01/49(b)	$320	$327,904
Series A, 5.00%, 07/01/54(b)	530	542,455
Industrial Development Authority of the City of Phoenix, Refunding RB(b) 5.00%, 07/01/35.	615	685,688
5.00%, 07/01/45	1,500	1,654,155
Series A, 5.00%, 07/01/35	295	331,011
Industrial Development Authority of the County of Pima, RB 5.13%, 07/01/39	700	734,664
5.25%, 07/01/49	870	904,061
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 07/01/56(b)	1,300	1,444,352
La Paz County Industrial Development Authority, RB, 5.88%, 06/15/48(b)	1,340	1,461,417
Maricopa County Industrial Development Authority, RB(b) 5.25%, 10/01/40	1,255	1,333,965
5.50%, 10/01/51	1,255	1,335,458

		47,623,376

Arkansas(b) — 1.4%
Arkansas Development Finance Authority, RB
Series A, AMT, 4.50%, 09/01/49	17,755	19,905,486
Series A, AMT, 4.75%, 09/01/49	8,190	9,429,065

		29,334,551

California — 5.7%
California Community Housing Agency, RB, M/F Housing(b)
4.00%, 02/01/56	6,310	6,792,273
Series A, 5.00%, 04/01/49	690	787,870
Series A-2, 4.00%, 08/01/47	4,430	4,883,278
California County Tobacco Securitization Agency, Refunding RB, Series A, 5.00%, 06/01/36	1,665	1,682,516
California Educational Facilities Authority, Refunding RB, 2.25%, 04/01/51	10,000	9,937,800
California Housing Finance, RB, M/F Housing, Series 2021-1, Class A, 3.50%, 11/20/35	5,864	6,865,092
California Municipal Finance Authority, ARB, AMT, Senior Lien, 4.00%, 12/31/47	2,560	2,813,030
California Municipal Finance Authority, RB(b)
Series A, 5.50%, 08/01/34	290	314,343
Series A, 6.00%, 08/01/44	655	710,387
Series A, 6.13%, 08/01/49	570	616,934
California Municipal Finance Authority, Refunding RB
Series A, 5.00%, 02/01/42	345	417,905
Series A, 3.00%, 11/01/48	2,000	2,101,020
California Public Finance Authority, RB(b)
Series A, 6.25%, 07/01/54	5,270	6,043,320
Series B-3, 2.13%, 11/15/27	4,750	4,810,847
California School Finance Authority, RB
6.65%, 07/01/33	295	324,105
6.90%, 07/01/43	650	712,484
California Statewide Communities Development Authority, RB(b)
5.25%, 12/01/38	1,420	1,717,987
5.25%, 12/01/48	1,000	1,172,720

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2021	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
California Statewide Communities Development Authority, SAB, Series 2021-A, 4.00%, 09/02/51	$2,000	$2,174,500
City of San Jose California Hotel Tax Revenue, RB 6.50%, 05/01/36	310	311,426
6.50%, 05/01/42	760	763,428
CMFA Special Finance Agency I, RB, M/F Housing, Series A, 4.00%, 04/01/56(b)	9,320	10,100,923
CSCDA Community Improvement Authority, RB, M/F Housing 2.65%, 12/01/46(b)	3,500	3,570,525
4.00%, 08/01/56(b)	5,000	5,515,550
3.00%, 12/01/56	2,915	2,971,318
4.00%, 12/01/56(b)	4,355	4,754,049
Series A, 5.00%, 01/01/54(b)	1,050	1,236,910
Series A-2, 4.00%, 10/01/56(b)	8,600	9,365,744
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 3.50%, 06/01/36	4,360	4,442,099
Series A-1, 5.00%, 06/01/47	5,195	5,380,254
Series A-1, 5.25%, 06/01/47	945	980,957
Series A-2, 5.00%, 06/01/47	3,950	4,090,857
Hastings Campus Housing Finance Authority, RB, CAB, Sub-Series A, 6.75%, 07/01/35(b)(e)	4,420	2,567,578
Riverside County Transportation Commission, RB, Series A, Senior Lien, 5.75%, 06/01/48	2,115	2,318,399
San Francisco City & County Redevelopment Agency Successor Agency, ST, CAB, 0.00%, 08/01/43(d)	3,000	860,730
San Francisco City & County Redevelopment Agency Successor Agency, TA, Sub-Series D, 3.00%, 08/01/21(b)	500	500,910
San Francisco City & County Redevelopment Agency Successor Agency, TA, CAB(b)(d)
Series D, 0.00%, 08/01/23	1,000	913,010
Series D, 0.00%, 08/01/26	580	457,539
Series D, 0.00%, 08/01/31	1,155	711,457

		116,692,074

Colorado — 4.1%
9th Avenue Metropolitan District No.2, GO, 5.00%, 12/01/48	1,565	1,670,684
Aspen Street Metropolitan District, GO, Series A, 5.13%, 12/01/50	1,075	1,117,248
Aurora Crossroads Metropolitan District No.2, GO
Series A, 5.00%, 12/01/40	1,000	1,108,770
Series A, 5.00%, 12/01/50	500	548,295
Aviation Station North Metropolitan District No.2, GO
Series A, 5.00%, 12/01/39	750	814,590
Series A, 5.00%, 12/01/48	1,350	1,454,004
Brighton Crossing Metropolitan District No.6, GO, Series A, 5.00%, 12/01/50	500	550,030
Broadway Station Metropolitan District No.2, GO
Series A, 5.00%, 12/01/35	735	801,047
Series A, 5.13%, 12/01/48	3,925	4,233,584
Bromley Park Metropolitan District No.2, Refunding GO, Sub-Series B, 6.38%, 12/15/47	937	1,013,122
Cascade Ridge Metropolitan District GOL, 5.00%, 12/01/51	3,000	3,012,210
Centerra Metropolitan District No.1, TA, 5.00%, 12/01/47(b)	820	860,319

Security	Par (000)	Value

Colorado (continued)
Clear Creek Transit Metropolitan District No 2, GO Series A, 5.00%, 12/01/41	$575	$630,752
Series A, 5.00%, 12/01/50	1,000	1,090,610
Colorado Educational & Cultural Facilities Authority, RB 5.00%, 12/01/33	450	467,762
5.00%, 12/01/42	545	563,873
Colorado Educational & Cultural Facilities Authority, Refunding RB(b)
5.00%, 12/01/40	115	126,339
5.00%, 12/01/50	155	166,129
5.00%, 12/01/55	180	191,529
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	4,620	5,344,924
Colorado High Performance Transportation Enterprise, RB, 5.00%, 12/31/56	2,500	2,855,000
Constitution Heights Metropolitan District, Refunding GO, 5.00%, 12/01/49	1,260	1,372,064
Copperleaf Metropolitan District No.3, GO(f) Series A, 5.13%, 12/01/22	1,200	1,262,256
Series A, 5.00%, 12/01/37	500	527,755
E-470 Public Highway Authority, Refunding RB, Series B, 0.38%, 09/01/39(a)	2,560	2,553,705
Green Gables Metropolitan District No.1, Refunding GO, Series A, 5.30%, 12/01/21(f)	990	1,040,906
Green Valley Ranch East Metropolitan District No.6, GO, Series A, 5.88%, 12/01/50	2,615	2,834,268
Home Place Metropolitan District, GO, Series A, 5.75%, 12/01/50	2,345	2,592,069
Inspiration Metropolitan District, GO, Series D, 7.50%, 12/15/51	2,487	2,484,065
Jefferson Center Metropolitan District No.1, RB Series A-2, 4.13%, 12/01/40	580	604,464
Series A-2, 4.38%, 12/01/47	1,000	1,044,370
Karl’s Farm Metropolitan District No.2, GO(b) Series A, 5.38%, 12/01/40	515	568,488
Series A, 5.63%, 12/01/50	1,350	1,491,777
Leyden Rock Metropolitan District No.10, GO, Series A, 5.00%, 12/01/45	1,250	1,296,100
Loretto Heights Community Authority, RB, 4.88%, 12/01/51	2,640	2,645,306
North Holly Metropolitan District, GO, Series A, 5.50%, 12/01/48	760	812,835
Palisade Metropolitan District No.2, GO, Subordinate, 7.25%, 12/15/49	2,825	3,065,182
Palisade Park West Metropolitan District, GO, Series A, 5.13%, 12/01/49	1,500	1,599,990
Peak Metropolitan District No.1, GO, Series A, 5.00%, 12/01/51(b)	—	—
Pomponio Terrace Metropolitan District, GO, Series A, 5.00%, 12/01/49	1,450	1,541,698
Prairie Farm Metropolitan District, GO, Series A, 5.25%, 12/01/48	1,240	1,327,544
Pueblo Urban Renewal Authority, TA, 4.75%, 12/01/45(b)	3,900	4,476,576
Reunion Metropolitan District, RB, Series A, 3.63%, 12/01/44	1,045	1,009,261
Rocky Mountain Rail Park Metropolitan District, GO(b)
Series A, 5.00%, 12/01/41	500	545,340
Series A, 5.00%, 12/01/51	1,500	1,620,540

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) June 30, 2021	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado (continued)
Southlands Metropolitan District No.1, Refunding GO
Series A-1, 5.00%, 12/01/37	$1,115	$1,264,087
Series A-1, 5.00%, 12/01/47	3,990	4,424,232
Sterling Ranch Community Authority Board, RB, Series B, Subordinate, 7.13%, 12/15/50	750	807,323
Tallyn’s Reach Metropolitan District No.3, GO, Subordinate, 6.75%, 12/15/21(f)	698	739,782
Thompson Crossing Metropolitan District No.4, Refunding GO
5.00%, 12/01/39	1,400	1,523,620
5.00%, 12/01/49	1,480	1,595,410
Timberleaf Metropolitan District, GO, Series A, 5.75%, 12/01/50	1,730	1,912,273
Waters’ Edge Metropolitan District No 2 GOL, 5.00%, 12/01/51	2,595	2,607,456
Westcreek Metropolitan District No.2, GO, Series A, 5.38%, 12/01/48	800	859,088
Wild Plum Metropolitan District, GO, Series A, 5.00%, 12/01/49	595	643,683

		83,314,334

Connecticut — 0.6%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing
Series C-2, AMT, 2.00%, 05/15/30	175	177,356
Series C-2, AMT, 2.05%, 11/15/30	500	506,480
Series C-2, AMT, 2.15%, 11/15/31	400	405,196
Connecticut State Health & Educational Facilities Authority, RB(b)
Series A, 5.00%, 01/01/45	825	905,330
Series A, 5.00%, 01/01/55	1,100	1,198,890
Mashantucket Western Pequot Tribe, RB, 7.35%, 07/01/26	—	—
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(b)	3,780	4,023,432
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 02/01/45(b)	977	990,157
Mohegan Tribe of Indians of Connecticut, Refunding RB, Series C, 6.25%, 02/01/30(b)	2,045	2,336,085
State of Connecticut, GO, Series A, 4.00%, 04/15/37	1,800	2,136,870

		12,679,796

Delaware — 0.1%
County of Kent, RB, Series A, 5.00%, 07/01/58	1,500	1,643,670
Delaware State Economic Development Authority, RB, Series A, 5.00%, 06/01/46	1,000	1,105,270

		2,748,940

District of Columbia — 1.7%
District of Columbia Tobacco Settlement Financing Corp., RB, Series B, 0.00%, 06/15/46(d)	43,620	7,820,268
District of Columbia Tobacco Settlement Financing Corp., RB, CAB(d)
Series A, 0.00%, 06/15/46	40,740	8,850,765
Series C, 0.00%, 06/15/55	88,900	8,697,087
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	385	397,770

Security	Par (000)	Value

District of Columbia (continued)
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series A, 5.00%, 10/01/53	$3,830	$3,948,156
Series B, Subordinate, 4.00%, 10/01/49	2,170	2,473,670
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, CAB, Series B, 2nd Lien, (AGC), 0.00%, 10/01/30(d)	3,005	2,601,909

		34,789,625

Florida — 9.3%
Alachua County Health Facilities Authority, RB, Series A, 5.00%, 12/01/44	1,720	1,959,923
Artisan Lakes East Community Development District Special Assessment(c)
Series 2021-1, 3.13%, 05/01/41	475	470,896
Series 2021-1, 4.00%, 05/01/51	450	473,369
Series 2021-2, 3.13%, 05/01/41(b)	510	505,594
Series 2021-2, 4.00%, 05/01/52(b)	550	578,177
Boggy Branch Community Development District, SAB, 4.00%, 05/01/51	1,365	1,419,641
Boggy Creek Improvement District, Refunding SAB, Series 2013, 5.13%, 05/01/43	1,220	1,270,959
Brevard County Health Facilities Authority, RB(b)(c) 4.00%, 11/15/45	4,040	4,147,302
4.00%, 11/15/55	5,960	6,086,531
California Statewide Communities Development Authority, SAB, Series A-1, 5.13%, 05/01/39	2,280	2,556,496
Capital Trust Agency, Inc., RB 4.50%, 01/01/35(b)	2,250	2,536,492
5.00%, 06/01/41(b)	220	244,862
8.25%, 01/01/44	445	8,900
8.25%, 01/01/49	950	19,000
5.00%, 07/01/49(b)	1,270	1,440,650
5.00%, 01/01/55(b)	4,350	4,880,787
5.00%, 06/01/56(b)	740	800,495
Series A, 5.00%, 06/15/49(b)	500	534,530
Series A, 5.00%, 12/15/49	300	331,476
Series A, 5.75%, 06/01/54(b)	1,925	2,067,007
Series A, 5.00%, 12/15/54	260	286,385
Series B, 0.00%, 01/01/35(d)	3,585	1,708,862
Series B, 0.00%, 01/01/60(d)	64,500	5,692,770
Capital Trust Agency, Inc., RB, CAB, 0.00%, 07/01/61(b)(d)	166,025	17,034,165
Celebration Pointe Community Development District, SAB
4.00%, 05/01/22(b)	75	76,109
4.75%, 05/01/24	240	250,188
5.00%, 05/01/34	1,180	1,241,171
Charles Cove Community Development District, SAB 3.25%, 05/01/25	300	305,904
3.75%, 05/01/30	360	383,184
4.25%, 05/01/40	975	1,047,813
4.38%, 05/01/50	1,505	1,600,868
Charlotte County Industrial Development Authority, RB(b)
AMT, 5.00%, 10/01/34	530	598,137
AMT, 5.00%, 10/01/49	2,510	2,770,663

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2021	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
City of Pompano Beach Florida, Refunding RB, 4.00%, 09/01/50	$2,500	$2,679,325
City of Tallahassee Florida, RB, Series A, 5.00%, 12/01/55	2,600	2,989,506
Collier County Health Facilities Authority, RB, Series A, 5.00%, 05/01/48	2,090	2,489,420
Collier County Industrial Development Authority, Refunding RB, Series A, 8.13%, 05/15/44(b)(g)(h)	370	285,180
County of Lake Florida, RB(b) 5.00%, 01/15/39	550	611,105
5.00%, 01/15/49	825	894,869
5.00%, 01/15/54	830	893,553
County of Osceola Florida Transportation Revenue, Refunding RB, Sereis A-1, 4.00%, 10/01/54	2,500	2,874,325
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(d)
Series A-2, 0.00%, 10/01/50	1,770	680,052
Series A-2, 0.00%, 10/01/51	2,125	783,636
Series A-2, 0.00%, 10/01/52	2,125	753,780
Series A-2, 0.00%, 10/01/53	5,675	1,935,459
Series A-2, 0.00%, 10/01/54	2,125	696,681
County of Palm Beach Florida, RB, 5.00%, 04/01/51(b)	540	590,906
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45	6,530	7,549,921
Florida Development Finance Corp., RB 5.25%, 06/01/55(b)	2,830	3,176,901
Series A, 5.75%, 06/15/29	695	751,399
Series A, 6.00%, 06/15/34	835	903,737
Series A, 6.13%, 06/15/44	3,185	3,429,067
Series A, 5.13%, 06/15/55(b)	10,455	10,888,882
AMT, 5.00%, 05/01/29(b)	3,300	3,554,001
AMT, 3.00%, 06/01/32	915	983,451
Series A, AMT, 5.00%, 08/01/29(a)(b)	2,240	2,319,184
Series B, AMT, 7.38%, 01/01/49(b)	4,670	5,126,586
Florida Development Finance Corp., Refunding RB, 5.00%, 06/01/51	1,135	1,308,916
Grand Oaks Community Development District, SAB 4.25%, 05/01/40	915	989,911
4.50%, 05/01/52	1,015	1,093,135
Greater Orlando Aviation Authority, Refunding RB, AMT, 5.00%, 11/15/36	2,000	2,130,160
Greeneway Improvement District, SAB, 5.13%, 05/01/43	1,230	1,267,207
Hills Minneola Community Development District, SAB(b) 4.00%, 05/01/40	1,025	1,079,038
4.00%, 05/01/50	1,500	1,552,905
Lakewood Ranch Stewardship District, SAB 3.90%, 05/01/23	195	199,684
4.25%, 05/01/25	80	83,878
4.25%, 05/01/26	175	183,855
4.25%, 05/01/28	535	582,112
4.95%, 05/01/29(b)	665	757,781
4.88%, 05/01/35	265	284,671
5.00%, 05/01/38	1,175	1,324,613
3.75%, 05/01/39(b)	570	600,997
5.50%, 05/01/39(b)	670	787,826
3.75%, 05/01/40	525	557,855
4.88%, 05/01/45	545	580,234
5.13%, 05/01/46	990	1,063,418

Security	Par (000)	Value

Florida (continued)
Lakewood Ranch Stewardship District, SAB (continued) 5.10%, 05/01/48	$2,545	$2,852,920
5.65%, 05/01/48(b)	1,125	1,321,425
4.00%, 05/01/49(b)	355	376,094
3.90%, 05/01/50	525	554,521
Series 1B, 4.75%, 05/01/29	955	1,077,794
Series 1B, 5.30%, 05/01/39	1,090	1,266,547
Series 1B, 5.45%, 05/01/48	1,935	2,246,148
Miami-Dade County Industrial Development Authority, RB, 5.00%, 01/15/48	1,405	1,576,382
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/21(f)	1,450	1,475,795
Midtown Miami Community Development District, Refunding SAB
Series A, 5.00%, 05/01/29	1,745	1,816,021
Series A, 5.00%, 05/01/37	890	920,483
Mirada II Community Development District, SAB 3.13%, 05/01/31	500	514,730
4.00%, 05/01/51	1,500	1,575,180
North River Ranch Community Development District, SAB
Series A-1, 4.00%, 05/01/40	845	892,016
Series A-1, 4.25%, 05/01/51	1,430	1,505,347
Series A-2, 4.20%, 05/01/35	1,220	1,286,929
Series A-3, 4.75%, 05/01/40	1,615	1,615,872
Palm Beach County Health Facilities Authority, Refunding RB, Series A, 7.50%, 06/01/49	1,000	1,068,450
Pine Island Community Development District, RB, CAB, 0.00%, 11/01/24(d)	820	704,159
Pinellas County Industrial Development Authority, RB, 5.00%, 07/01/39	220	260,350
Sandridge Community Development District, SAB
Series A1, 3.88%, 05/01/41	615	642,374
Series A1, 4.00%, 05/01/51	600	622,290
Series A-2, 3.88%, 05/01/31	730	760,032
Santa Rosa Bay Bridge Authority, RB 6.25%, 07/01/28(g)(h)	338	294,013
(ACA-CBI), 6.25%, 07/01/28	56	55,874
Seminole County Industrial Development Authority, Refunding RB 5.50%, 11/15/49	3,025	3,316,610
5.75%, 11/15/54	2,420	2,670,155
Southern Groves Community Development District No.5, SAB 3.38%, 05/01/25	330	338,181
4.00%, 05/01/30	205	222,683
4.30%, 05/01/40	875	945,507
4.50%, 05/01/46	615	663,677
State Johns County Industrial Development Authority, RB(c) 4.00%, 12/15/41	450	498,425
4.00%, 12/15/46	450	494,816
4.00%, 12/15/50	660	723,030
Tolomato Community Development District, Refunding SAB
Series 2015-2, 6.61%, 11/01/24(e)	125	95,049
Series A-2, 4.25%, 05/01/37	915	990,323
Tolomato Community Development District, Refunding SAB, CAB, Series A-4, Convertible, 6.61%, 05/01/22(e)	50	48,237

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) June 30, 2021	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Tolomato Community Development District, SAB 3rd Series, 6.65%, 05/01/40(g)(h)	$105	$1
Series 2015-1, 6.61%, 11/01/21(e)	205	196,070
Series 2015-3, 6.61%, 05/01/40(g)(h)	135	1
Trout Creek Community Development District, SAB 5.38%, 05/01/38	670	757,335
5.50%, 05/01/49	1,700	1,902,810
V-Dana Community Development District, SAB(b) 3.00%, 05/01/25	300	304,002
3.50%, 05/01/31	525	550,316
4.00%, 05/01/40	750	794,220
4.00%, 05/01/51	1,200	1,242,144
Viera East Community Development District, Refunding SAB, 5.00%, 05/01/26	640	662,278
Village Community Development District No.10, SAB, 5.13%, 05/01/43	1,475	1,528,070
Village Community Development District No.9, SAB, 5.50%, 05/01/42	450	458,276
West Villages Improvement District, SAB 4.25%, 05/01/29	400	433,664
4.75%, 05/01/39	885	974,668
5.00%, 05/01/50	1,415	1,556,047

		189,246,769

Georgia — 1.5%
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 08/15/54	555	642,834
George L Smith II Congress Center Authority, RB, 4.00%, 01/01/54	1,170	1,367,484
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	1,020	1,437,119
Series A, 5.00%, 05/15/36	1,020	1,455,724
Series A, 5.00%, 05/15/37	1,120	1,619,139
Series A, 5.00%, 05/15/38	615	900,483
Series A, 5.00%, 05/15/49	2,055	3,102,454
Municipal Electric Authority of Georgia, RB 4.00%, 01/01/49	4,150	4,652,109
Series A, 5.00%, 01/01/49	3,235	3,865,825
Series A, 5.00%, 01/01/59	525	621,999
Municipal Electric Authority of Georgia, Refunding RB
Series A-R, Subordinate, 5.00%, 01/01/45	3,000	3,830,700
Series A-R, Subordinate, 5.00%, 01/01/50	4,000	5,085,440
Private Colleges & Universities Authority Refunding RB, 4.00%, 10/01/50(c)	1,155	1,365,314

		29,946,624

Guam — 0.4%
Territory of Guam, Refunding RB
Series a, 5.00%, 11/01/40	1,545	1,932,965
Series A, 5.00%, 11/01/35	1,100	1,401,576
Series F, 4.00%, 01/01/36(c)	1,460	1,704,681
Series F, 4.00%, 01/01/42(c)	1,870	2,134,343

		7,173,565

Idaho — 0.3%
Idaho Health Facilities Authority, Refunding RB 3.50%, 09/01/33	375	395,584
5.00%, 09/01/37	1,000	1,116,340
Idaho Housing & Finance Association, RB(b) 5.00%, 12/01/46	1,000	1,131,030
Series A, 6.00%, 07/01/39	370	453,601

Security	Par (000)	Value

Idaho (continued)
Idaho Housing & Finance Association, RB(b) (continued)
Series A, 6.00%, 07/01/49	$595	$713,667
Series A, 6.00%, 07/01/54	570	679,144
Series A, 6.95%, 06/15/55	1,540	1,685,946
Power County Industrial Development Corp., RB, AMT, 6.45%, 08/01/32	265	266,248

		6,441,560

Illinois — 7.2%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/38	655	839,651
Series A, 5.00%, 12/01/39	2,095	2,677,682
Series A, 5.00%, 12/01/40	2,750	3,505,067
Series A, 5.00%, 12/01/41	5,790	7,359,322
Series A, 5.00%, 12/01/42	1,570	1,648,783
Series C, 5.25%, 12/01/39	2,250	2,534,940
Series D, 5.00%, 12/01/46	3,620	4,029,451
Series H, 5.00%, 12/01/46	725	861,329
Chicago Board of Education, Refunding GO
Series A, 5.00%, 12/01/28	530	672,628
Series A, 5.00%, 12/01/30	2,210	2,855,033
Series B, 4.00%, 12/01/35	1,155	1,198,613
Series C, 5.00%, 12/01/25	1,220	1,433,561
Series C, 5.00%, 12/01/30	1,370	1,685,922
Series D, 5.00%, 12/01/31	1,500	1,842,465
Series G, 5.00%, 12/01/44	3,700	4,409,956
Chicago Board of Education, Refunding GO, CAB, Series A, 0.00%, 12/01/25(d)	590	557,125
City of Chicago Illinois, Refunding GO
Series A, 5.25%, 01/01/32	2,315	2,555,320
Series A, 6.00%, 01/01/38	1,850	2,293,371
Series B, 5.43%, 01/01/42	8,210	9,835,169
Illinois Finance Authority, RB, Series A, 6.00%, 10/01/48	1,700	1,777,129
Illinois Finance Authority, Refunding RB 6.00%, 02/01/34	335	352,259
4.00%, 09/01/35	1,000	1,150,280
4.00%, 09/01/37	1,000	1,118,570
4.00%, 09/01/39	2,000	2,228,900
4.00%, 09/01/41	1,250	1,391,563
6.13%, 02/01/45	790	823,109
5.00%, 05/15/56	815	926,859
Series A, 3.00%, 08/15/48	11,350	12,125,886
Series C, 5.00%, 02/15/36	1,805	2,188,238
Series C, 5.00%, 02/15/41	3,000	3,574,200
Metropolitan Pier & Exposition Authority, RB
Series A, 5.50%, 06/15/53	3,925	4,658,386
Series A, 5.00%, 06/15/57	4,555	5,413,936
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, 0.00%, 12/15/54(d)	41,770	16,400,573
Quad Cities Regional Economic Development Authority, Refunding RB, 4.75%, 10/01/32	675	708,001
State of Illinois, GO 5.50%, 05/01/30	1,235	1,647,823
5.00%, 02/01/39	510	553,651
5.50%, 05/01/39	2,460	3,189,218
Series A, 5.00%, 12/01/25	3,000	3,537,000
Series A, 5.00%, 04/01/35	1,460	1,545,950
Series A, 4.00%, 03/01/38	2,250	2,658,240
Series A, 5.00%, 04/01/38	2,190	2,311,129

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2021	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO (continued)
Series A, 4.00%, 03/01/39	$2,100	$2,474,136
Series A, 4.00%, 03/01/40	2,300	2,701,051
Series D, 5.00%, 11/01/24	12,715	14,551,173
State of Illinois, Refunding GO, Series A, 5.00%, 10/01/25	3,000	3,521,340

		146,323,988

Indiana — 0.9%
City of Anderson Indiana, RB, 5.38%, 01/01/40	1,540	1,600,491
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	525	581,511
AMT, 7.00%, 01/01/44	1,270	1,405,750
City of Vincennes Indiana, Refunding RB, 6.25%, 01/01/29(b)	2,550	2,554,284
Indiana Finance Authority, RB
Series A, AMT, 6.75%, 05/01/39	2,785	3,580,480
Series A, AMT, 5.00%, 07/01/44	370	395,630
Series A, AMT, 5.00%, 07/01/48	1,230	1,322,902
Series A, AMT, 5.25%, 01/01/51	2,500	2,710,150
Indiana Finance Authority, Refunding RB, 5.00%, 03/01/22(f)	725	748,388
Indiana Housing & Community Development Authority, RB, 5.38%, 10/01/40(b)	3,175	3,318,415

		18,218,001

Iowa — 0.3%
Iowa Finance Authority, RB, Series A, 5.00%, 05/15/48	2,360	2,690,801
Iowa Finance Authority, Refunding RB, Series A, 5.25%, 12/01/50(a)	595	645,676
Iowa Higher Education Loan Authority, Refunding RB, 5.50%, 11/01/51	3,000	3,358,920

		6,695,397

Kansas(b) — 0.2%
City of Shawnee, RB 5.00%, 08/01/41	770	833,995
5.00%, 08/01/56	2,800	2,971,052

		3,805,047

Kentucky — 0.3%
City of Hazard Refunding RB, 3.00%, 07/01/46	2,500	2,676,925
Kentucky Economic Development Finance Authority, Refunding RB, Series B, (NPFGC), 0.00%, 10/01/24(d)	250	244,807
Kentucky Public Transportation Infrastructure Authority, RB, Series A, 6.00%, 07/01/53	3,000	3,304,950

		6,226,682

Louisiana — 1.5%
Juban Crossing Economic Development District, Refunding RB, Series C, 7.00%, 09/15/44(b)	3,055	2,977,189
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 5.00%, 07/01/54(b)	1,990	2,070,575
Louisiana Public Facilities Authority, RB(b) Series A, 5.00%, 06/01/41	990	1,089,911
Series A, 5.00%, 04/01/49	500	533,360

Security	Par (000)	Value

Louisiana (continued)
Louisiana Public Facilities Authority, RB(b) (continued)
Series A, 5.25%, 06/01/51	$1,830	$2,005,643
Series A, 5.25%, 06/01/60	3,385	3,676,855
Louisiana Public Facilities Authority, Refunding RB, 4.00%, 04/01/50	12,320	14,337,153
Parish of St. James Louisiana, RB, 2nd Series, 6.35%, 07/01/40(b)	3,160	4,219,169

		30,909,855

Maryland — 1.1%
City of Baltimore Maryland, Refunding RB 5.00%, 09/01/46	1,500	1,530,990
Series A, 4.00%, 09/01/27	325	344,325
County of Frederick Maryland, Refunding TA, 4.63%, 07/01/43(b)	4,965	5,948,169
Maryland Economic Development Corp., RB, 5.00%, 07/01/56	985	1,212,643
Maryland Economic Development Corp., Refunding RB, 5.00%, 07/01/39	950	1,023,577
Maryland Economic Development Corp., TA, 4.00%, 09/01/50	605	698,158
Maryland Health & Higher Educational Facilities Authority, RB, Series A, 7.00%, 03/01/55(b)	8,165	9,295,363
Maryland State Transportation Authority, Refunding RB, Series A, 2.50%, 07/01/47	2,750	2,799,280

		22,852,505

Massachusetts — 0.6%
Massachusetts Development Finance Agency, RB
Series B, 0.00%, 11/15/56(d)	94	13,807
Series D, 4.00%, 07/01/45	715	767,495
Massachusetts Development Finance Agency, Refunding RB 4.00%, 10/01/32(b)	355	386,482
4.13%, 10/01/42(b)	855	927,923
4.00%, 07/01/45	560	653,481
4.00%, 07/01/50	1,050	1,218,966
Series A, 5.00%, 07/01/38	1,200	1,468,692
Series A, 5.00%, 07/01/39	3,055	3,729,208
Series A, 5.00%, 07/01/44	2,000	2,430,500

		11,596,554

Michigan — 0.5%
Advanced Technology Academy, Refunding RB 3.50%, 11/01/24	250	256,435
3.88%, 11/01/29	150	162,426
5.00%, 11/01/34	400	453,748
5.00%, 11/01/44	160	177,350
City of Detroit Michigan, GO 5.00%, 04/01/34	485	580,603
5.00%, 04/01/35	485	579,051
5.00%, 04/01/36	340	404,947
5.00%, 04/01/37	545	647,635
5.00%, 04/01/38	240	284,460
Grand Traverse County Hospital Finance Authority Refunding RB, 3.00%, 07/01/51(c)	2,000	2,129,240

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) June 30, 2021	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
Kentwood Economic Development Corp., Refunding RB, 5.63%, 11/15/41	$1,000	$1,035,070
Michigan Finance Authority, RB(f) Series C-2, AMT, Senior Lien, 5.00%, 07/01/22	350	366,282
Series C-1, Senior Lien, 5.00%, 07/01/22	800	838,696
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	2,030	2,454,534

		10,370,477

Minnesota — 0.9%
City of Cologne Minnesota,RB, Series A, 5.00%, 07/01/45	2,065	2,195,157
City of Deephaven Minnesota, Refunding RB, Series A, 5.25%, 07/01/40	500	554,530
City of Minneapolis Minnesota, RB
Series A, 5.00%, 07/01/55	1,405	1,525,254
Series A, 5.75%, 07/01/55	3,435	4,031,316
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	1,925	2,201,584
Series A, 5.25%, 02/15/53	3,850	4,749,437
Housing & Redevelopment Authority of The City of St. Paul Minnesota, RB 5.00%, 07/01/49	555	631,485
5.00%, 07/01/55	870	982,334
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Refunding RB, Series A, 6.63%, 09/01/21(f)	500	505,335

		17,376,432

Mississippi — 0.8%
Mississippi Home Corp., RB, Series B, (GNMA, FNMA, FHLMC), 2.10%, 12/01/41(c)	17,000	16,821,160

Missouri — 0.8%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, Series A, 4.00%, 11/15/48	3,650	4,193,339
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB
Series A, 4.38%, 11/15/35	1,020	1,035,382
Series A, 4.75%, 11/15/47	1,135	1,140,073
Kansas City Industrial Development Authority, Refunding RB(b)(g)(h) 5.75%, 11/15/36	1,350	462,985
6.00%, 11/15/51	110	37,725
Kansas City Land Clearance Redevelopment Authority, TA(b)
Series B, 4.38%, 02/01/31	3,245	3,499,960
Series B, 5.00%, 02/01/40	1,240	1,350,645
Plaza at Noah’s Ark Community Improvement District, Refunding RB 3.00%, 05/01/25	350	360,363
3.00%, 05/01/26	275	284,026
3.00%, 05/01/30	475	489,810

Security	Par (000)	Value

Missouri (continued)
Plaza at Noah’s Ark Community Improvement District, Refunding RB (continued) 3.13%, 05/01/35	$500	$504,270
Poplar Bluff Regional Transportation Development District, RB, 4.75%, 12/01/42	2,200	2,287,252

		15,645,830

Nebraska — 0.5%
Central Plains Energy Project, RB, 5.00%, 09/01/42	780	821,301
Central Plains Energy Project, Refunding RB, Series A, 5.00%, 09/01/42	6,090	9,099,191

		9,920,492

Nevada — 0.2%
City of Las Vegas Nevada Special Improvement District No.815, SAB, 5.00%, 12/01/49	810	925,554
County of Clark Nevada, Refunding SAB 4.00%, 08/01/22	430	446,521
4.00%, 08/01/23	265	275,163
Tahoe-Douglas Visitors Authority, RB 5.00%, 07/01/40	825	972,130
5.00%, 07/01/45	1,025	1,191,583
5.00%, 07/01/51	1,100	1,266,023

		5,076,974

New Hampshire — 0.8%
New Hampshire Business Finance Authority, RB
Series A, 4.13%, 08/15/40	1,435	1,489,673
Series A, 4.25%, 08/15/46	1,610	1,661,810
Series A, 4.50%, 08/15/55	3,350	3,481,320
New Hampshire Business Finance Authority, Refunding RB 4.00%, 01/01/41	2,200	2,433,596
Series B, 4.63%, 11/01/42(b)	4,650	4,888,173
Series C, AMT, 4.88%, 11/01/42(b)	2,515	2,656,041

		16,610,613

New Jersey — 4.0%
Casino Reinvestment Development Authority, Inc., Refunding RB, 5.25%, 11/01/44	5,750	6,385,030
Industrial Pollution Control Financing Authority of Gloucester County, Refunding RB, Series A, AMT, 5.00%, 12/01/24.	1,015	1,061,822
New Jersey Economic Development Authority, RB 4.00%, 11/01/38	1,455	1,657,609
4.00%, 11/01/39	1,165	1,324,290
6.00%, 10/01/43	970	1,063,430
Series A, 5.00%, 07/01/32	235	255,765
Series A, 5.00%, 07/01/37	375	403,995
Series A, 5.00%, 01/01/48	1,110	1,153,812
Series A, 5.25%, 11/01/54(b)	3,955	4,232,641
Series B, 5.00%, 06/15/43	3,755	4,567,056
Series EEE, 5.00%, 06/15/43	5,550	6,800,692
AMT, 5.13%, 09/15/23	1,520	1,613,070
AMT, 5.38%, 01/01/43	1,360	1,496,830
Series B, AMT, 6.50%, 04/01/31	2,585	2,795,057

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2021	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, Refunding RB 5.00%, 07/01/32	$1,140	$1,376,185
5.00%, 07/01/33	1,450	1,748,888
New Jersey Higher Education Student Assistance Authority, RB
Series B, AMT, 2.50%, 12/01/40	3,660	3,702,566
Series C, AMT, 3.25%, 12/01/51	1,700	1,722,287
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.25%, 06/15/41	1,265	1,469,905
Series AA, 5.00%, 06/15/44	1,005	1,111,671
Series BB, 4.00%, 06/15/50	10,940	12,476,851
Series BB, 5.00%, 06/15/50	8,560	10,361,880
Series S, 5.25%, 06/15/43	4,095	5,150,650
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 5.00%, 12/15/36	1,195	1,474,570
South Jersey Port Corp., ARB, Series B, AMT, 5.00%, 01/01/36	575	685,067
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 06/01/46	900	1,098,513
Sub-Series B, 5.00%, 06/01/46	3,175	3,775,837

		80,965,969

New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, 5.50%, 07/01/42	2,030	2,126,993

New York — 6.9%
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35(b)	1,215	1,389,571
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 06/01/48	4,475	4,637,219
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	3,210	3,236,515
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	585	642,190
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	4,115	5,108,032
Series C-1, 5.00%, 11/15/50	1,340	1,672,454
Series C-1, 5.25%, 11/15/55	1,980	2,513,788
Monroe County Industrial Development Corp., Refunding RB, 4.00%, 12/01/39	1,200	1,398,576
New York City Housing Development Corp., RB, M/F Housing, Series F-1, (FHA 542(C)), 2.25%, 11/01/41	34,100	33,724,900
New York City Industrial Development Agency, Refunding RB
Class A, (AGM), 2.00%, 01/01/38	3,000	2,952,180
Series A, Class A, (AGM), 3.00%, 01/01/37	755	830,719
Series A, Class A, (AGM), 3.00%, 01/01/39	755	828,507
Series A, Class A, (AGM), 3.00%, 01/01/40	525	576,082
New York Counties Tobacco Trust IV, Refunding RB
Series A, 6.25%, 06/01/41(b)	7,900	8,021,660
Series A, 5.00%, 06/01/42	4,520	4,565,200
Series A, 5.00%, 06/01/45	1,695	1,711,865
New York Counties Tobacco Trust VI, Refunding RB
Series A-2-B, 5.00%, 06/01/45	4,010	4,323,662
Series A-2-B, 5.00%, 06/01/51	6,865	7,290,012
New York Liberty Development Corp., Refunding RB(b)
Series 1, Class 1, 5.00%, 11/15/44	15,115	16,655,370

Security	Par (000)	Value

New York (continued)
New York Liberty Development Corp., Refunding RB(b) (continued)
Series 2, Class 2, 5.15%, 11/15/34	$450	$505,211
Series 2, Class 2, 5.38%, 11/15/40	1,070	1,206,072
New York State Dormitory Authority, Refunding RB(b) 5.00%, 12/01/33	590	714,024
5.00%, 12/01/35	785	949,277
New York State Housing Finance Agency, RB, M/F Housing, Series L-1, (SONYMA), 2.60%, 11/01/50	3,750	3,782,137
New York Transportation Development Corp., ARB, Series A, AMT, 5.25%, 01/01/50	3,000	3,391,950
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	1,295	1,662,132
AMT, 4.00%, 01/01/36	5,000	5,733,300
AMT, 5.00%, 10/01/40	3,650	4,616,301
AMT, 4.00%, 10/31/46	2,220	2,606,369
AMT, 4.00%, 04/30/53	1,145	1,336,455
New York Transportation Development Corp., Refunding ARB, AMT, 5.38%, 08/01/36	3,665	4,663,786
Niagara Area Development Corp., Refunding RB, Series A, AMT, 4.75%, 11/01/42(b)	530	558,647
Triborough Bridge & Tunnel Authority, RB, Series A, 4.00%, 11/15/54	670	791,330
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44.	1,320	1,464,426
Westchester County Local Development Corp., Refunding RB, Series A, 5.13%, 07/01/55	1,100	1,145,287
Westchester Tobacco Asset Securitization Corp., Refunding RB
Sub-Series C, 4.00%, 06/01/42	850	930,469
Sub-Series C, 5.13%, 06/01/51	2,000	2,283,560

		140,419,235

North Carolina — 0.3%
North Carolina Medical Care Commission, RB, 4.00%, 03/01/51.	2,395	2,616,322
North Carolina Turnpike Authority, RB, Senior Lien, 4.00%, 01/01/55	3,000	3,397,530

		6,013,852

North Dakota — 0.1%
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	1,785	2,196,353

Ohio — 1.8%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	5,490	6,421,323
Cleveland-Cuyahoga County Port Authority, RB 4.00%, 07/01/46	190	222,416
4.00%, 07/01/51	260	302,058
County of Hamilton Ohio, Refunding RB, Series C, 5.00%, 01/01/46	1,435	1,601,331
County of Hardin Ohio, Refunding RB 5.00%, 05/01/30	620	675,186
5.25%, 05/01/40	1,235	1,333,578
5.50%, 05/01/50	2,895	3,132,535
Franklin County Convention Facilities Authority, RB 5.00%, 12/01/44	1,800	2,129,058
5.00%, 12/01/51	4,000	4,692,120

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) June 30, 2021	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio (continued)
Hickory Chase Community Authority, Refunding RB, 5.00%, 12/01/40(b)	$1,890	$2,010,166
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	5,000	5,601,550
Port of Greater Cincinnati Development Authority, RB, 4.25%, 12/01/50(b)	1,100	1,113,277
Southern Ohio Port Authority, RB, Series A, AMT, 7.00%, 12/01/42(b)	5,980	6,750,463

		35,985,061

Oklahoma — 1.8%
Norman Regional Hospital Authority, RB, 4.00%, 09/01/45	3,565	4,052,015
Oklahoma Development Finance Authority, RB 7.25%, 09/01/51(b)	14,390	17,545,439
Series A-2, 7.25%, 09/01/51(b)	1,920	2,341,018
Series B, 5.00%, 08/15/38	4,585	5,573,342
Series B, 5.25%, 08/15/43	4,130	5,069,658
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/37	1,050	1,168,471

		35,749,943

Oregon — 0.5%
Medford Hospital Facilities Authority, Refunding RB
Series A, 4.00%, 08/15/50	4,845	5,633,378
Series A, 5.00%, 08/15/50	2,000	2,513,220
Oregon State Facilities Authority, RB(b)
Series A, 5.00%, 06/15/49	915	982,390
Series A, 5.25%, 06/15/55	505	544,436

		9,673,424

Pennsylvania — 1.4%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB
Series A, 5.00%, 05/01/35	1,185	1,222,659
Series A, 5.00%, 05/01/42	2,730	2,816,787
Bucks County Industrial Development Authority, RB 4.00%, 07/01/46	275	309,499
4.00%, 07/01/51	200	222,892
City of Philadelphia Water & Wastewater Revenue, RB, Series A, 5.00%, 11/01/50	6,000	7,692,900
East Hempfield Township Industrial Development Authority, RB 5.00%, 07/01/34	1,000	1,148,990
5.00%, 07/01/46	1,750	1,996,347
Montgomery County Higher Education and Health Authority, Refunding RB, Series A, 4.00%, 09/01/49	880	980,056
Montgomery County Industrial Development Authority, Refunding RB
5.00%, 12/01/46	1,470	1,654,926
5.38%, 01/01/50	1,865	1,954,856
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	1,050	1,125,967
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	895	1,030,190
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	5,390	5,743,800

		27,899,869

Puerto Rico — 10.0%
Children’s Trust Fund, RB(d)
Series A, 0.00%, 05/15/57	63,950	4,383,133

Security	Par (000)	Value

Puerto Rico (continued)
Children’s Trust Fund, RB(d) (continued)
Series B, 0.00%, 05/15/57	$—	$—
Children’s Trust Fund, Refunding RB, Series B, 0.00%, 05/15/55(d)	2,000	179,980
Commonwealth of Puerto Rico, GO(g)(h)
Series A, 5.25%, 07/01/22	335	308,298
Series A, 5.00%, 07/01/23	1,250	1,150,365
Series A, 5.13%, 07/01/31	215	197,863
Series A, 6.00%, 07/01/38	1,210	1,129,838
Series B, 5.25%, 07/01/17	1,060	967,250
Commonwealth of Puerto Rico, Refunding GO(g)(h)
Series A, 5.25%, 07/01/16	1,135	1,035,688
Series A, 5.50%, 07/01/18	200	182,500
Series A, 5.50%, 07/01/26	1,000	878,024
Series A, 8.00%, 07/01/35	22,191	18,337,156
Series A, 5.50%, 07/01/39	4,285	3,762,333
Series A, 6.50%, 07/01/40	2,610	2,414,250
Series A, 5.00%, 07/01/41	7,715	6,413,094
Series C, 6.00%, 07/01/39	168	156,870
Series C, 6.50%, 07/01/40	400	370,000
Series D, 5.75%, 07/01/41	385	346,259
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.75%, 07/01/37	1,565	1,630,417
Series A, Senior Lien, 5.25%, 07/01/42	4,890	5,052,348
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB(b)
Series A, Senior Lien, 5.00%, 07/01/35	4,890	5,891,179
Series A, Senior Lien, 5.00%, 07/01/47	8,605	10,282,459
Puerto Rico Electric Power Authority 3rd Series, 5.40%, 01/01/22	208	204,562
RB, 5.40%, 01/01/20	—	—
Puerto Rico Electric Power Authority, RB 7.50%, 01/01/22	4,430	4,423,011
Series A, 7.25%, 07/01/30(g)(h)	250	249,610
Series A, 7.00%, 07/01/33(g)(h)	8,735	8,721,356
Series A, 6.75%, 07/01/36(g)(h)	5,165	5,156,932
Series A, 7.00%, 07/01/40(g)(h)	1,000	998,438
Series A, 5.00%, 07/01/42(g)(h)	2,315	2,261,799
Series A, 5.05%, 07/01/42(g)(h)	1,080	1,055,181
Series A, 7.00%, 07/01/43(g)(h)	775	773,789
Series A-3, 10.00%, 07/01/19(g)(h)	747	785,051
Series B-3, 10.00%, 07/01/19(g)(h)	748	785,051
Series C-1, 5.40%, 01/01/18(g)(h)	2,054	2,023,363
Series C-2, 5.40%, 07/01/18(g)(h)	2,054	2,023,690
Series C-4, 5.40%, 07/01/20(g)(h)	208	204,562
Series CCC, 5.00%, 07/01/22(g)(h)	715	698,569
Series CCC, 5.00%, 07/01/25(g)(h)	620	605,752
Series CCC, 5.25%, 07/01/26(g)(h)	590	576,441
Series CCC, 5.25%, 07/01/28(g)(h)	1,945	1,740,574
Series TT, 5.00%, 07/01/25(g)(h)	3,270	3,194,852
Series TT, 5.00%, 07/01/26(g)(h)	455	444,544
Series WW, 5.50%, 07/01/17(g)(h)	475	467,875
Series WW, 5.50%, 07/01/18(g)(h)	415	408,775
Series WW, 5.50%, 07/01/19(g)(h)	335	329,975
Series WW, 5.38%, 07/01/24(g)(h)	815	796,270
Series WW, 5.25%, 07/01/25(g)(h)	1,940	1,895,417
Series WW, 5.25%, 07/01/33(g)(h)	315	307,761
Series WW, 5.50%, 07/01/38(g)(h)	415	405,463
Series XX, 5.25%, 07/01/27(g)(h)	230	224,714
Series XX, 5.25%, 07/01/35(g)(h)	705	688,798

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2021	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority, RB (continued)
Series XX, 5.75%, 07/01/36(g)(h)	$200	$195,404
Series XX, 5.25%, 07/01/40(g)(h)	8,385	8,192,304
Puerto Rico Electric Power Authority, Refunding RB(g)(h)
Series AAA, 5.25%, 07/01/22	765	747,420
Series AAA, 5.25%, 07/01/25	3,560	3,292,584
Series AAA, 5.25%, 07/01/28	3,655	3,371,966
Series AAA, 5.25%, 07/01/29	190	185,634
Series UU, 1.16%, 07/01/17(a)	2,520	2,241,666
Series UU, 1.16%, 07/01/17(a)	140	114,100
Series UU, 1.00%, 07/01/18(a)	125	101,875
Series UU, 1.00%, 07/01/20(a)	1,135	1,009,639
Series UU, 0.80%, 07/01/31(a)	1,345	1,196,445
Series ZZ, 5.00%, 07/01/17	330	325,050
Series ZZ, 5.25%, 07/01/19	1,050	1,034,250
Series ZZ, 5.25%, 07/01/23	370	324,675
Series ZZ, 5.25%, 07/01/24	5,050	4,501,535
Series ZZ, 5.25%, 07/01/25	265	258,910
Series ZZ, 5.00%, 07/01/28	345	337,072
Puerto Rico Public Buildings Authority, Refunding RB(g)(h)
Series F, (GTD), 5.25%, 07/01/24	1,495	1,522,408
Series G, (GTD), 4.75%, 07/01/32	1,230	1,252,550
Series M, (GTD), 6.25%, 07/01/31	2,000	2,091,666
Puerto Rico Sales Tax Financing Corp. ST Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	15,177	17,211,780
Series A-1, Restructured, 5.00%, 07/01/58	13,313	15,344,963
Series A-2, Restructured, 4.33%, 07/01/40	9,257	10,400,887
Series A-2, Restructured, 4.54%, 07/01/53	1,564	1,753,385
Series A-2, Restructured, 4.78%, 07/01/58	8,434	9,576,554
Puerto Rico Sales Tax Financing Corp. ST Revenue, RB, CAB(d)
Series A-1, Restructured, 0.00%, 07/01/29	2,914	2,579,036
Series A-1, Restructured, 0.00%, 07/01/31	1,895	1,518,842
Series A-1, Restructured, 0.00%, 07/01/33	679	505,577
Series A-1, Restructured, 0.00%, 07/01/46	9,554	3,145,368
Series A-1, Restructured, 0.00%, 07/01/51	6,487	1,545,852
Series B-1, Restructured, 0.00%, 07/01/46	2,066	680,747

		204,081,623

Rhode Island — 1.0%
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	1,005	1,155,278
Series A, 5.00%, 06/01/40	5,500	6,213,735
Series B, 4.50%, 06/01/45	6,350	7,099,808
Series B, 5.00%, 06/01/50	5,650	6,463,600

		20,932,421

South Carolina — 0.8%
City of Hardeeville SC, SAB(b) 3.00%, 05/01/27	500	500,580
3.50%, 05/01/32	850	855,253
3.88%, 05/01/41	1,400	1,406,902
4.00%, 05/01/52	1,350	1,345,154
County of Dorchester South Carolina, SAB, 6.00%, 10/01/51(b)	2,240	2,472,176
South Carolina Jobs-Economic Development Authority Refunding RB, 5.25%, 11/15/52	800	867,616

Security	Par (000)	Value

South Carolina (continued)
South Carolina Jobs-Economic Development Authority, RB
Series A, 5.00%, 11/15/42	$585	$650,801
Series A, 5.00%, 11/15/54	280	307,798
South Carolina Jobs-Economic Development Authority, Refunding RB
4.00%, 11/15/27	670	713,898
Series A, 5.00%, 05/01/48	5,825	7,100,267

		16,220,445

Tennessee — 1.7%
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	410	474,358
Franklin Health & Educational Facilities Board, Refunding RB, Series A, 7.50%, 06/01/47(b)(g)(h)	4,060	1,219,794
Knox County Health Educational & Housing Facility Board, Refunding RB, 5.00%, 04/01/36	560	669,799
Memphis-Shelby County Industrial Development Board, Refunding TA
Series A, 5.50%, 07/01/37	1,650	1,700,523
Series A, 5.63%, 01/01/46	1,875	1,905,319
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	925	1,094,090
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB
Series A, 4.00%, 10/01/49	1,635	1,796,669
Series A, 5.25%, 10/01/58	7,565	9,083,069
Nashville Metropolitan Development & Housing Agency, TA, 5.13%, 06/01/36(b)	500	572,255
Tennergy Corp., RB, Series A, 4.00%, 12/01/51(a)	9,000	10,782,900
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	3,680	4,876,478

		34,175,254

Texas — 4.6%
Angelina & Neches River Authority RB, Series A, 7.50%, 12/01/45(b)	2,340	2,346,248
Arlington Higher Education Finance Corp., RB
5.00%, 06/15/51	2,045	2,163,712
5.63%, 08/15/54(b)	6,260	6,771,129
Series A, 5.88%, 03/01/24	340	360,968
Series A, 4.63%, 08/15/46	830	833,436
Arlington Higher Education Finance Corp., Refunding RB, 5.00%, 08/15/51	1,000	1,079,940
Brazoria County Industrial Development Corp., RB, AMT, 7.00%, 03/01/39	1,610	1,731,024
Central Texas Regional Mobility Authority, Refunding RB, 0.00%, 01/01/31(d)	4,000	3,396,360
Central Texas Regional Mobility Authority, Refunding RB, CAB(d) 0.00%, 01/01/28	3,000	2,762,730
0.00%, 01/01/29	500	449,800
0.00%, 01/01/30	1,330	1,162,686
City of Crandall Special Assessment(b)
3.38%, 09/15/26	100	99,988
4.00%, 09/15/31	200	204,078
4.75%, 09/15/31	100	100,731
4.25%, 09/15/41	770	765,811

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) June 30, 2021	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
City of Crandall Special Assessment(b) (continued)
5.00%, 09/15/41	$500	$497,560
5.25%, 09/15/51	305	304,863
City of Houston Texas Airport System Revenue, RB, AMT, 5.00%, 07/15/28	2,725	3,291,745
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	615	728,597
City of Houston Texas Airport System Revenue, Refunding RB
Series A, AMT, 6.63%, 07/15/38	1,110	1,115,517
Series C, AMT, 5.00%, 07/15/27	3,925	4,599,668
Fort Bend County Industrial Development Corp., RB, Series B, 4.75%, 11/01/42	3,380	3,551,231
Harris County Cultural Education Facilities Finance Corp., Refunding RB
Series A, 5.00%, 01/01/38	510	535,974
Series A, 5.00%, 01/01/43	520	545,589
Series A, 5.13%, 01/01/48	1,535	1,611,151
Harris County-Houston Sports Authority, Refunding RB, Series G, Senior Lien, (NPFGC), 0.00%, 11/15/41(d)	350	149,436
Hemphill County Hospital District, GO 4.63%, 02/01/39	1,500	1,493,355
4.75%, 02/01/45	2,500	2,445,275
Houston Higher Education Finance Corp., RB, 4.00%, 10/01/51	1,400	1,548,750
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(b)	1,385	1,466,299
New Hope Cultural Education Facilities Finance Corp., RB 5.00%, 08/15/39(b)	420	456,246
5.00%, 08/15/49(b)	825	885,984
Series A, 5.88%, 04/01/23(f)	890	977,825
Series A, 6.00%, 04/01/23(f)	1,355	1,491,665
Series A, 10.00%, 12/01/25(b)	3,165	3,160,854
Series A, 5.00%, 07/01/57	3,000	3,258,840
New Hope Cultural Education Facilities Finance Corp., Refunding RB(b)
Series A, 5.00%, 08/15/36	2,520	2,528,114
Series A, 5.00%, 08/15/46	695	697,092
New Hope Higher Education Finance Corp., RB, Series A, 5.75%, 06/15/51(b)(c)	5,580	5,585,636
Newark Higher Education Finance Corp., RB 5.00%, 06/15/48	1,500	1,527,885
Series A, 5.50%, 08/15/35(b)	375	438,908
Series A, 5.75%, 08/15/45(b)	735	861,788
Port Beaumont Navigation District, Refunding RB, Series A, AMT, 4.00%, 01/01/50(b)	3,600	3,713,652
Red River Health Facilities Development Corp., RB 5.13%, 01/01/41	600	607,530
7.25%, 12/15/42(g)(h)	1,330	879,883
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/48	8,560	10,440,632
Texas Transportation Commission, RB, CAB(d) 0.00%, 08/01/46	2,580	878,851
0.00%, 08/01/47	3,850	1,246,746
0.00%, 08/01/48	4,070	1,250,548
0.00%, 08/01/49	3,825	1,110,933
0.00%, 08/01/50	5,485	1,508,101

Security	Par (000)	Value

Texas (continued)
Texas Transportation Commission, RB, CAB(d) (continued)
0.00%, 08/01/51	$3,230	$835,698
0.00%, 08/01/52	3,230	789,186
0.00%, 08/01/53	290	67,016

		93,313,264

Utah(b) — 0.1%
Utah Charter School Finance Authority, RB
Series A, 5.00%, 06/15/41	590	688,536
Series A, 5.00%, 06/15/52	750	854,145

		1,542,681

Vermont — 0.5%
East Central Vermont Telecommunications District, RB(b)
Series A, 4.75%, 12/01/40	2,850	2,909,223
Series A, 4.50%, 12/01/50	3,000	3,036,300
Vermont Student Assistance Corp., RB, AMT, 2.38%, 06/15/39	3,500	3,460,450

		9,405,973

Virginia — 0.8%
Hanover County Economic Development Authority, Refunding RB, Series A, 5.00%, 07/01/47	1,015	1,036,406
Henrico County Economic Development Authority, Refunding RB, 4.00%, 10/01/50	1,250	1,359,700
Lower Magnolia Green Community Development Authority, SAB(b) 5.00%, 03/01/35	490	529,131
5.00%, 03/01/45	505	540,547
Norfolk Redevelopment & Housing Authority, RB
Series A, 5.00%, 01/01/49	1,250	1,332,638
Series A, 5.25%, 01/01/54	3,750	4,018,088
Salem Economic Development Authority, Refunding RB, 4.00%, 04/01/45	830	935,136
Virginia Beach Development Authority, Refunding RB, 4.00%, 09/01/48	2,885	3,106,712
Virginia Small Business Financing Authority, RB, AMT, Senior Lien, 6.00%, 01/01/37	3,360	3,544,330

		16,402,688

Washington — 3.2%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 09/01/42	1,005	1,021,894
Port of Seattle Washington, Refunding RB, Series C, 5.00%, 08/01/46	11,915	15,246,315
Washington Economic Development Finance Authority, RB, AMT, 5.63%, 12/01/40(b)	3,470	4,216,085
Washington Health Care Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	885	1,023,856
Washington State Convention Center Public Facilities District, RB 4.00%, 07/01/31	3,750	4,383,225
4.00%, 07/01/58	4,800	5,295,264
Washington State Housing Finance Commission, RB(b)
Series A, 5.00%, 07/01/50	620	711,345
Series A, 5.00%, 07/01/56	700	792,253

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2021	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
Washington State Housing Finance Commission, RB, M/F Housing, Series A-1, 3.50%, 12/20/35	$24,073	$28,079,186
Washington State Housing Finance Commission, Refunding RB(b) 5.75%, 01/01/35	355	391,093
6.00%, 01/01/45	940	1,032,947
5.00%, 01/01/48	2,410	2,792,587

		64,986,050

Wisconsin — 3.2%
Public Finance Authority, RB 5.00%, 12/01/35(b)	200	230,486
5.00%, 06/15/39	310	377,961
5.00%, 06/15/41(b)	925	989,510
5.00%, 01/01/42(b)	1,555	1,703,502
5.00%, 12/01/45(b)	280	316,736
6.85%, 11/01/46(b)	1,325	1,401,227
7.00%, 11/01/46(b)	805	856,810
5.00%, 06/15/49	955	1,134,215
5.63%, 06/15/49(b)	6,000	6,118,560
5.00%, 04/01/50(b)	315	373,930
5.00%, 06/15/53	645	764,757
5.00%, 06/15/55(b)	2,405	2,491,748
5.00%, 12/01/55(b)	955	1,064,032
5.00%, 01/01/56(b)	3,790	4,047,493
Series A, 6.25%, 10/01/31(b)	910	973,982
Series A, 5.00%, 06/01/40(b)	750	838,283
Series A, 5.38%, 06/01/44(b)	1,215	1,245,253
Series A, 5.38%, 07/15/47(b)	1,595	1,828,077
Series A, 7.00%, 10/01/47(b)	910	960,305
Series A, 5.00%, 06/01/49(b)	1,340	1,465,719
Series A, 5.63%, 06/15/49(b)	8,105	8,777,715
Series A, 5.50%, 06/01/54(b)	1,500	1,524,540
Series A, 5.00%, 06/15/55(b)	11,540	11,856,081
Series A-1, 4.50%, 01/01/35(b)	895	1,005,640
Series A-1, 5.50%, 12/01/48(b)(g)(h)	38	12,653
Series A-1, 5.00%, 01/01/55(b)	2,470	2,756,273
Series B, 0.00%, 01/01/35(b)(d)	1,210	576,093
Series B, 0.00%, 01/01/60(b)(d)	31,635	2,715,865
Public Finance Authority, Refunding RB(b) 5.00%, 03/01/52	1,300	1,375,582
Series A, 5.00%, 10/01/34	280	345,974
Series A, 5.00%, 10/01/39	680	828,920
Wisconsin Health & Educational Facilities Authority, Refunding RB
5.00%, 11/01/46	1,130	1,222,095
5.00%, 11/01/54	1,880	2,013,875
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A, 4.70%, 07/01/47	740	792,237

		64,986,129

Total Municipal Bonds — 88.8% (Cost: $1,632,520,958)		1,807,246,291

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

Georgia — 0.2%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	$3,140	$3,611,973

Illinois — 0.8%
Illinois Finance Authority, RB, Series A, (AGM), 6.00%, 08/15/41.	2,480	2,497,087
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/41	6,497	7,343,916
Series C, 4.00%, 02/15/41(f)	13	14,205
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	5,011	5,819,813

		15,675,021

Maryland — 0.8%
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 4.00%, 04/15/50	15,000	17,438,700

Massachusetts — 0.2%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	3,463	3,855,694

New York — 5.5%
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47(j)	557	560,347
New York City Housing Development Corp., RB, M/F Housing
Series C-1A, 4.15%, 11/01/39	3,107	3,243,506
Series C-1A, 4.20%, 11/01/44	5,695	5,945,232
Series C-1A, 4.30%, 11/01/47	4,660	4,865,188
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	7,725	7,892,875
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(j)	2,520	2,565,475
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	3,421	4,021,189
New York State Dormitory Authority, Refunding RB
Series D, 4.00%, 02/15/47	17,080	19,997,606
Series E, 5.00%, 03/15/36	21,670	25,498,439
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/46	13,005	15,115,321
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/60	16,595	19,217,673
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	2,925	3,454,630

		112,377,481

North Carolina — 0.2%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/55(f)	2,930	3,486,055

Pennsylvania — 0.8%
Pennsylvania Economic Development Financing Authority, RB, Series A-1, 4.00%, 04/15/50	11,000	12,773,969
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	3,677	4,497,393

		17,271,362

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) June 30, 2021	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Rhode Island — 0.1%
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/43(f)	$2,641	$2,759,083

Texas — 0.2%
Lower Colorado River Authority, Refunding, RB, 4.00%, 05/15/43.	3,480	3,572,116

Virginia — 0.4%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/60(j)	6,249	7,325,766

Washington — 0.6%
City of Bellingham Washington Water & Sewer Revenue, RB, 5.00%, 08/01/40	2,998	3,010,296
Snohomish County Public Utility District No.1, RB, 5.00%, 12/01/45	8,664	10,153,120

		13,163,416

Wisconsin — 0.1%
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/46	1,774	2,005,015

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 9.9% (Cost: $186,691,520)		202,541,682

Total Long-Term Investments — 98.7% (Cost: $1,819,212,478)		2,009,787,973

	Shares

Short-Term Securities

Money Market Funds — 7.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(k)(l)	156,261,655	156,292,907

Total Short-Term Securities — 7.7% (Cost: $156,292,487)		156,292,907

Total Investments — 106.4% (Cost: $1,975,504,965)		2,166,080,880

Liabilities in Excess of Other Assets — (0.8)%		(15,944,358)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.6)%		(114,854,960)

Net Assets — 100.0%		$2,035,281,562

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	Zero-coupon bond.
(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between July 1, 2028 to November 15, 2051, is $5,923,259. See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended June 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/30/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$93,924,405	$62,369,693	(a)	$—	$2,108	$(3,299)	$156,292,907	156,261,655	$11,549	$—

(a)	Represents net amount purchased (sold).

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2021	BlackRock High Yield Municipal Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	301	09/21/21	$39,859	$(4,574)
U.S. Long Bond	276	09/21/21	44,315	(945,101)
5-Year U.S. Treasury Note	187	09/30/21	23,073	(11,907)

				$(961,582)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$961,582	$—	$961,582

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended June 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(680,279)	$—	$(680,279)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(961,582)	$—	$(961,582)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$26,811,705

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$1,807,246,291	$—	$1,807,246,291
Municipal Bonds Transferred to Tender Option Bond Trusts	—	202,541,682	—	202,541,682

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) June 30, 2021	BlackRock High Yield Municipal Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$156,292,907	$—	$—	$156,292,907

	$156,292,907	$2,009,787,973	$—	$2,166,080,880

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(961,582)	$—	$—	$(961,582)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $114,823,537 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments June 30, 2021	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Equity Funds(a)(b) — 2.2%
iShares National Muni Bond ETF	1,730,481	$202,812,373
iShares Short-Term National Muni Bond ETF	1,170,000	126,149,400

		328,961,773

Total Investment Companies — 2.2% (Cost: $327,754,510)		328,961,773

	Par (000)

Municipal Bonds

Alabama — 4.9%
Alabama Special Care Facilities Financing Authority-Birmingham Alabama, Refunding RB, Series C, 5.00%, 11/15/46	$60,000	70,985,400
Black Belt Energy Gas District, RB, Series A-1, 4.00%, 12/01/49(c)	215,000	244,818,350
Black Belt Energy Gas District, Refunding RB, 4.00%, 06/01/51(c)	30,000	37,287,900
City of Homewood Albama, Refunding GO, 5.25%, 09/01/26(d)	25,000	30,909,250
Southeast Alabama Gas Supply District, RB, Series A, 4.00%, 06/01/49(c)	220,000	241,465,400
Southeast Energy Authority A Cooperative District, RB, Series B, 4.00%, 12/01/51(c)	75,850	93,918,229
Tuscaloosa County Industrial Development Authority, Refunding RB(e)
Series A, 4.50%, 05/01/32	10,029	10,825,223
Series A, 5.25%, 05/01/44	7,780	8,867,177

		739,076,929

Arizona — 2.0%
Arizona Industrial Development Authority, RB(e) 5.00%, 07/01/39	1,000	1,189,580
5.00%, 07/01/49	3,305	3,751,818
5.00%, 07/01/54	10,655	11,789,971
Series A, 5.00%, 07/01/39	1,300	1,385,150
Series A, 5.00%, 07/01/49	2,010	2,115,987
Arizona Industrial Development Authority, Refunding RB(e)
Series A, 5.25%, 07/01/37	2,830	3,093,869
Series A, 5.50%, 07/01/52	2,450	2,660,186
City of Phoenix Civic Improvement Corp., RB, 5.00%, 07/01/44	40,000	52,308,800
Industrial Development Authority of the City of Phoenix, RB 6.88%, 07/01/23(d)	3,440	3,894,596
Series A, 6.50%, 07/01/34(e)	2,000	2,316,180
Series A, 6.75%, 07/01/44(e)	2,190	2,564,446
Industrial Development Authority of the City of Phoenix, Refunding RB, 5.00%, 07/01/45(e)	2,280	2,519,788
Industrial Development Authority of the County of Pima, RB(e) 5.00%, 06/15/47	10,400	10,625,264
5.00%, 06/15/52	19,280	19,542,786
Maricopa County Industrial Development Authority, RB
Series 2019E, 4.00%, 01/01/45	21,350	25,271,141
Series 2019F, 4.00%, 01/01/45	35,220	41,688,505

Security	Par (000)	Value

Arizona (continued)
Maricopa County Industrial Development Authority, RB (continued)
Series A, 4.00%, 01/01/41	$5,150	$5,933,006
Maricopa County Industrial Development Authority, Refunding RB, Series A, 5.00%, 01/01/38	27,000	32,796,360
Pinal County Industrial Development Authority,
RB, AMT, 6.25%, 06/01/26	340	363,912
Salt River Project Agricultural Improvement &
Power District, RB, 4.00%, 01/01/39	24,180	29,096,036
Salt River Project Agricultural Improvement &
Power District, Refunding RB
Series A, 4.00%, 01/01/45	21,350	25,775,855
Series A, 5.00%, 12/01/45	15,000	17,374,350

		298,057,586

Arkansas(e) — 0.5%
Arkansas Development Finance Authority, RB
Series A, AMT, 4.50%, 09/01/49	40,990	45,954,709
Series A, AMT, 4.75%, 09/01/49	31,500	36,265,635

		82,220,344

California — 14.4%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/47	10,000	11,376,800
California Health Facilities Financing Authority, Refunding RB, Series A, 5.00%, 11/15/48	10,000	12,345,400
California Infrastructure & Economic Development Bank, RB(e)
Series A-1, 5.00%, 01/01/56	2,200	2,550,614
Series A, AMT, 0.20%, 01/01/50(c)(f)	38,820	38,769,883
Series A, AMT, 0.45%, 01/01/50(c)	24,000	24,000,000
California Infrastructure & Economic Development Bank, RB, CAB, Class B, 0.00%, 01/01/61(e)(g)	48,480	3,663,149
California State Public Works Board, RB
Series A, 5.00%, 09/01/39	5,000	5,679,200
Series B, 4.00%, 05/01/39	5,995	7,334,463
Series B, 4.00%, 05/01/40	7,280	8,900,892
Series B, 4.00%, 05/01/46	18,250	22,029,210
California Statewide Communities Development Authority, RB, 5.25%, 12/01/48(e)	2,000	2,345,440
California Statewide Communities Development Authority, SAB, Series C, 3.00%, 09/02/30	3,510	3,700,172
City of Los Angeles California Wastewater System Revenue, RB, Series A, 5.25%, 06/01/47	27,620	34,241,895
City of Los Angeles California, RB, 4.00%, 06/23/22(f)	500,000	518,895,000
City of Los Angeles Department of Airports, ARB, Series C, AMT, 5.00%, 05/15/45	16,260	20,639,306
City of Los Angeles Department of Airports, Refunding ARB
Series B, 5.00%, 05/15/48	15,000	19,609,800
AMT, 5.00%, 05/15/48	20,520	25,356,564
AMT, Subordinate, 5.00%, 05/15/44	10,000	12,506,200
City of Los Angeles Department of Airports, Refunding RB
Series A, 5.00%, 05/15/38	19,000	24,642,050
Series A, 5.00%, 05/15/40	31,740	41,053,468

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) June 30, 2021	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
City of San Jose California Hotel Tax Revenue, RB
6.50%, 05/01/36	$1,510	$1,516,946
6.50%, 05/01/42	5,130	5,153,136
County of Los Angeles California, RB, 4.00%, 06/30/22(f)	151,000	156,784,810
County of Riverside California, RB, 2.00%, 06/30/22(f)	65,000	66,202,500
CSCDA Community Improvement Authority, RB, M/F Housing(e)
Series A, 5.00%, 01/01/54	8,950	10,543,190
Series A-2, 4.00%, 10/01/56	36,750	40,022,220
Gilroy Public Facilities Financing Authority,
Refunding RB, 6.00%, 11/01/33	6,535	7,381,805
Golden State Tobacco Securitization Corp.,
Refunding RB
Series A-1, 5.00%, 06/01/47	19,600	20,298,936
Series A-1, 5.25%, 06/01/47	9,535	9,897,807
Series A-2, 5.00%, 06/01/47	31,735	32,866,670
Los Angeles County Metropolitan Transportation Authority, RB
Series A, 5.00%, 07/01/42	18,700	25,116,531
Series A, 5.00%, 07/01/43	19,635	26,290,676
Series A, 5.00%, 07/01/44	15,060	20,099,678
Series A, 5.00%, 07/01/45	21,645	28,833,737
Los Angeles Department of Water & Power Power System Revenue, Series A, 5.25%, 07/01/44	19,000	23,358,980
Los Angeles Department of Water & Power Power System Revenue, Refunding RB
Series B, 5.25%, 07/01/37	13,500	16,766,325
Series B, 5.25%, 07/01/38	15,000	18,608,400
Series B, 5.25%, 07/01/39	7,000	8,674,190
Los Angeles Department of Water & Power, Power Systems Refunding RB, Series B, 5.00%, 07/01/50	45,000	57,786,750
Oakland Unified School District/Alameda County, Refunding GO, 6.63%, 08/01/21(d)	3,750	3,769,688
Palomar Community College District, GO, Series D, Election 2006, 5.25%, 08/01/45	24,540	30,612,178
Port of Oakland, Refunding RB, Series P, AMT, Senior Lien, 5.00%, 05/01/31	13,010	13,476,539
San Diego County Regional Transportation
Commission, Refunding RB
Series A, 5.00%, 10/01/22	65,800	69,760,502
Series A, 5.00%, 04/01/41	35,000	41,839,000
San Diego County Water Authority, Refunding RB
Series B, 4.00%, 05/01/37	12,905	16,161,190
Series B, 4.00%, 05/01/38	10,215	12,769,465
San Diego Public Facilities Financing Authority, Refunding RB Series A, 5.00%, 05/15/39	10,000	12,024,800
Series A, Subordinate, 5.25%, 08/01/47	13,645	17,210,575
San Francisco Bay Area Rapid Transit District, GO, Series C-1, 4.00%, 08/01/45	35,295	42,016,580
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB 2nd Series, AMT, 5.00%, 05/01/48	10,500	12,807,480
Series A, AMT, 5.00%, 05/01/44	32,765	40,733,448

Security	Par (000)	Value

California (continued)
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB (continued)
Series A, AMT, 5.00%, 05/01/49	$67,700	$84,090,170
Series B, AMT, 5.00%, 05/01/41	20,000	23,711,400
Series B, AMT, 5.00%, 05/01/46	20,000	23,583,600
Series E, AMT, 5.00%, 05/01/45	24,750	30,745,440
San Ramon Valley Unified School District, GO, 4.00%, 08/01/37	23,850	25,603,213
State of California, Refunding GO 5.00%, 03/01/35	26,465	34,699,320
4.00%, 10/01/37	23,360	28,326,803
5.25%, 10/01/39	20,100	24,280,197
University of California, RB, Series AV, 5.25%, 05/15/42	58,825	73,521,838
University of California, Refunding RB, Series Q, 5.00%, 05/15/46	90,860	119,350,970

		2,196,937,189

Colorado — 2.1%
Arista Metropolitan District, Refunding GO,
Series A, 5.13%, 12/01/48	3,500	3,746,435
Brighton Crossing Metropolitan District No.6, GO
Series A, 5.00%, 12/01/35	525	590,000
Series A, 5.00%, 12/01/40	515	572,778
Series A, 5.00%, 12/01/50	1,500	1,650,090
Broadway Station Metropolitan District No.2, GO, Series A, 5.13%, 12/01/48	5,000	5,393,100
Centerra Metropolitan District No.1, TA, 5.00%, 12/01/47(e)	6,930	7,270,748
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 5.00%, 12/01/37	25,015	31,065,378
Series A, AMT, 5.00%, 12/01/38	5,250	6,520,658
Series A, AMT, 5.25%, 12/01/43	62,620	78,122,207
City & County of Denver Colorado, COP,
Series A, 5.38%, 06/01/43	10,000	12,110,600
City & County of Denver Colorado, Refunding RB, AMT, 5.00%, 10/01/32	36,115	38,267,093
Colorado Educational & Cultural Facilities Authority, Refunding RB(e) 5.00%, 12/01/40	990	1,087,614
5.00%, 12/01/50	1,320	1,414,776
5.00%, 12/01/55	1,540	1,638,637
Copperleaf Metropolitan District No.3, GO,
Series A, 5.13%, 12/01/22(d)	1,200	1,262,256
Cottonwood Highlands Metropolitan District No.1, GO, Series A, 5.00%, 12/01/49	900	966,942
Mayfield Metropolitan District, GO, Series A, 5.75%, 12/01/50	1,190	1,327,350
Regional Transportation District Sales Tax Revenue, Refunding RB, Series A, 3.50%, 11/01/22(d)	75,000	78,571,500
Southlands Metropolitan District No.1, Refunding GO, Series A-1, 5.00%, 12/01/47	3,000	3,326,490

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2021	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado (continued)
State of Colorado, COP, Series J, 5.25%, 03/15/42	$30,000	$36,820,200
STC Metropolitan District No.2, Refunding GO, Series A, 4.00%, 12/01/29	1,500	1,617,930

		313,342,782

Connecticut — 1.1%
Connecticut State Health & Educational Facilities Authority, RB(c) Series 2010-A, 0.25%, 07/01/49	15,000	14,978,550
Series X-2, 0.25%, 07/01/37	11,000	10,984,160
Connecticut State Health & Educational Facilities Authority, Refunding RB Series 2015-A, 0.38%, 07/01/35(c)(f)	36,965	36,972,393
Series G-1, 5.00%, 07/01/39(e)	1,500	1,757,040
Series G-1, 5.00%, 07/01/44(e)	2,000	2,307,000
Series G-1, 5.00%, 07/01/50(e)	2,350	2,685,721
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(e)	3,945	4,199,058
State of Connecticut Special Tax Revenue, RB Series A, 4.00%, 05/01/39	21,000	25,440,870
Series A, 4.00%, 05/01/40	14,530	17,546,138
State of Connecticut, GO
Series 2021-A, 3.00%, 01/15/35	8,090	9,042,678
Series 2021-A, 3.00%, 01/15/38	12,000	13,205,400
Series 2021-A, 3.00%, 01/15/39	18,675	20,498,427
Series A, 4.00%, 01/15/38	5,000	5,980,550

		165,597,985

Delaware — 0.2%
Delaware State Economic Development Authority, Refunding RB, Series A, 1.25%, 10/01/45(c)	25,165	25,209,039

District of Columbia — 3.2%
District of Columbia Water & Sewer Authority, Refunding RB Series B, Sub-Lien, 5.25%, 10/01/40	48,060	56,836,236
Series B, Sub-Lien, 5.25%, 10/01/44	63,075	74,363,533
District of Columbia, GO
Series A, 5.00%, 06/01/41	30,000	35,846,400
Series D, 5.00%, 06/01/42	40,000	48,963,600
Metropolitan Washington Airports Authority Aviation Revenue, Refunding RB
Series A, AMT, 5.00%, 10/01/23(f)	4,500	4,969,125
Series A, AMT, 5.00%, 10/01/24(f)	7,000	8,019,690
Series A, AMT, 5.00%, 10/01/25(f)	8,000	9,452,080
Series A, AMT, 5.00%, 10/01/36	10,000	12,654,500
Series A, AMT, 5.00%, 10/01/46(f)	24,000	31,194,720
Series B, AMT, 5.00%, 10/01/35	41,900	49,026,771
Washington Metropolitan Area Transit Authority, RB 5.00%, 07/01/43	35,480	43,179,160
Series A, 5.00%, 07/15/45	35,000	45,301,550
Series B, 5.00%, 07/01/42	50,000	60,863,500

		480,670,865

Florida — 2.7%
Brevard County Health Facilities Authority, RB(e)(f) 4.00%, 11/15/45	2,830	2,905,165
4.00%, 11/15/55	4,170	4,258,529
Capital Trust Agency, Inc., RB(e) 5.00%, 07/01/54	2,095	2,365,988
5.00%, 01/01/56	1,550	1,781,585

Security	Par (000)	Value

Florida (continued)
Capital Trust Agency, Inc., RB(e) (continued)
Series A, 5.00%, 06/15/49	$4,365	$4,666,447
Series A-1, 5.00%, 07/01/56	13,030	15,438,726
Capital Trust Agency, Inc., RB, CAB, 0.00%, 01/01/61(e)(g)	7,200	518,184
Central Florida Expressway Authority, RB, Series A, Senior Lien, 5.00%, 07/01/44	10,000	12,562,300
City of Tampa Florida, RB, Series A, 5.00%, 11/15/46	12,910	15,333,078
City of Tampa Florida, SAB 5.25%, 05/01/43	11,720	14,763,098
5.25%, 05/01/46	15,430	19,436,554
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/44	8,000	9,958,240
County of Miami-Dade Florida Aviation Revenue, Refunding RB 5.00%, 10/01/41	7,220	8,671,148
Series B, AMT, 5.00%, 10/01/40	90,000	110,142,000
County of Miami-Dade Seaport Department, ARB
Series A, 6.00%, 10/01/38	6,325	7,082,039
Series A, 5.50%, 10/01/42	5,375	5,946,631
Series B, AMT, 6.25%, 10/01/38	5,000	5,599,600
Series B, AMT, 6.00%, 10/01/42	2,350	2,626,078
County of Palm Beach Florida, RB, 5.00%, 04/01/51(e)	4,770	5,219,668
Florida Development Finance Corp., RB AMT, 3.00%, 06/01/32	6,760	7,265,716
Series B, AMT, 7.38%, 01/01/49(e)	7,530	8,266,208
Greater Orlando Aviation Authority, ARB
Series A, AMT, 5.00%, 10/01/44	8,970	11,154,733
Sub-Series A, AMT, 5.00%, 10/01/42	49,795	60,389,384
Hillsborough County Port District, ARB, Series A, 5.25%, 06/01/48	8,375	10,239,359
Lakewood Ranch Stewardship District, Refunding SAB, 4.00%, 05/01/50(e)	1,250	1,331,225
Lakewood Ranch Stewardship District, SAB 4.63%, 05/01/27	1,745	1,898,228
5.00%, 05/01/37(e)	1,655	1,841,204
5.25%, 05/01/37	2,755	3,101,662
4.70%, 05/01/39	1,160	1,299,583
5.13%, 05/01/47(e)	1,990	2,203,029
5.38%, 05/01/47	4,785	5,360,588
4.88%, 05/01/49	1,250	1,399,675
Live Oak Lake Community Development District, SAB 4.40%, 05/01/40	1,600	1,737,760
4.60%, 05/01/51	2,840	3,064,417
Miami-Dade County Industrial Development Authority, RB, 5.10%, 11/01/43	8,370	8,902,499
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/21(d)	11,125	11,322,914
Orlando Utilities Commission, RB, Series B, 1.25%, 10/01/46(c)	7,560	7,673,702
River Landing Community Development District, SAB
Series A, 4.13%, 05/01/40	860	916,038
Series A, 4.35%, 05/01/51	1,100	1,166,242
Series B, 4.25%, 11/01/35	1,200	1,315,848

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) June 30, 2021	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Sarasota National Community Development District, Refunding SAB, 4.00%, 05/01/39	$1,750	$1,895,215
Sterling Hill Community Development District, Refunding SAB, Series B, 5.50%, 11/01/10(h)(i)	147	93,809
Windward Community Development District, SAB
Series A-1, 4.50%, 05/01/51	500	535,750
Series A-2, 4.40%, 11/01/35	2,000	2,226,900

		405,876,746

Georgia — 0.4%
City of Atlanta Georgia Airport Passenger Facility Charge, ARB, Series D, AMT, 4.00%, 07/01/35	10,850	12,810,812
Metropolitan Atlanta Rapid Transit Authority, Refunding RB, Series A, 4.00%, 07/01/44	20,000	21,154,200
Municipal Electric Authority of Georgia, Refunding RB, Series EE, (AMBAC), 7.00%, 01/01/25	20,000	24,405,600

		58,370,612

Illinois — 6.3%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/42	15,895	16,692,611
Series C, 5.25%, 12/01/39	7,275	8,196,306
Series D, 5.00%, 12/01/46	33,615	37,253,144
Series H, 5.00%, 12/01/36	4,620	5,605,076
Series H, 5.00%, 12/01/46	4,475	5,316,479
Chicago Board of Education, Refunding GO
Series A, 5.00%, 12/01/28	11,160	14,163,268
Series A, 5.00%, 12/01/30	365	471,533
Series B, 5.00%, 12/01/26	2,000	2,412,920
Series B, 5.00%, 12/01/28	2,060	2,612,018
Series B, 5.00%, 12/01/29	2,000	2,586,720
Series B, 5.00%, 12/01/30	2,000	2,583,740
Series B, 4.00%, 12/01/35	11,640	12,079,526
Series C, 5.00%, 12/01/23	4,310	4,758,068
Series C, 5.00%, 12/01/24	4,445	5,071,656
Series C, 5.00%, 12/01/25	12,760	14,982,664
Series C, 5.00%, 12/01/26	3,060	3,696,082
Series F, 5.00%, 12/01/24	9,585	10,935,431
Series G, 5.00%, 12/01/34	5,000	6,128,600
Chicago Board of Education, Refunding GO, CAB(g)
Series A, 0.00%, 12/01/25	650	613,782
Series A, 0.00%, 12/01/26	4,000	3,705,960
Series A, 0.00%, 12/01/27	500	453,060
Chicago O’Hare International Airport, ARB, Series D, Senior Lien, 5.25%, 01/01/42	49,415	60,606,015
Chicago O’Hare International Airport, Refunding ARB Series C, AMT, Senior Lien, 5.50%, 01/01/34	5,380	5,771,664
Series B, Senior Lien, 5.00%, 01/01/48	16,250	20,085,325
Chicago O’Hare International Airport, Refunding RB
Series B, Senior Lien, 5.00%, 01/01/35	4,340	5,141,685
Series B, Senior Lien, 5.00%, 01/01/38	30,000	36,324,300
Series B, Senior Lien, 5.00%, 01/01/39	59,885	72,358,447
Illinois Finance Authority, RB 5.00%, 07/01/36	29,530	39,157,666
4.00%, 12/01/36	10,810	13,059,993
4.00%, 07/01/37	23,000	28,128,080
4.00%, 07/01/38	16,835	20,529,946
Series A, (AGM), 6.00%, 08/15/41	19,285	19,417,874

Security	Par (000)	Value

Illinois (continued)
Illinois Finance Authority, RB (continued)
Series A, 6.00%, 08/15/41	$6,500	$6,545,110
Illinois Finance Authority, Refunding RB
Series A, 4.00%, 04/01/23(d)	30,000	31,989,900
Series A, 4.00%, 10/01/38	24,500	27,161,680
Series A, 5.00%, 07/15/42	23,695	29,226,835
Series C, 5.00%, 02/15/41	28,920	34,455,288
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/38	4,000	4,265,560
Series A, 5.00%, 01/01/40	18,000	20,906,100
Series A, 5.00%, 01/01/42	48,000	58,947,360
Series A, 5.00%, 01/01/45	49,000	63,199,220
Series B, 5.00%, 01/01/40	21,000	24,759,000
Series B, 5.00%, 01/01/41	28,000	33,439,840
Metropolitan Pier & Exposition Authority, Refunding RB, 5.00%, 06/15/42	5,000	6,297,750
Railsplitter Tobacco Settlement Authority, RB, 5.00%, 06/01/26	15,000	18,047,700
State of Illinois, GO 5.00%, 11/01/38	2,500	2,908,450
5.50%, 05/01/39	9,040	11,719,727
Series A, 5.00%, 11/01/29	27,500	35,172,775
Series A, 5.00%, 05/01/34	2,145	2,628,419
Series B, 5.00%, 11/01/32	14,000	17,668,560
State of Illinois, Refunding GO 5.00%, 02/01/26	10,750	12,728,645
Series A, 5.00%, 10/01/28	19,250	24,101,962
Village of Hodgkins Illinois, RB, AMT, 6.00%, 11/01/23	5,435	5,460,055

		952,529,575

Indiana — 0.1%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	3,870	4,286,567
AMT, 7.00%, 01/01/44	7,330	8,113,504

		12,400,071

Iowa — 0.5%
Iowa Finance Authority, RB, 5.50%, 07/01/33	18,750	20,617,500
Iowa Finance Authority, Refunding RB 5.25%, 12/01/25	2,500	2,739,550
Series B, 5.25%, 12/01/50(c)	47,270	52,172,844

		75,529,894

Kansas — 0.7%
City of Olathe Kansas, Refunding, GO, Series A, 4.00%, 08/01/22(f)	32,595	33,898,474
County of Johnson Kansas, GO, Series A, 4.00%, 09/01/35	10,000	11,833,800
Kansas Development Finance Authority, Refunding RB, Series B, 5.00%, 11/15/54(c)(f)	40,265	54,936,761

		100,669,035

Kentucky — 0.6%
Kentucky Public Energy Authority, RB,
Series C-1, 4.00%, 12/01/49(c)	79,760	89,608,765

Louisiana — 0.2%
Juban Crossing Economic Development District, Refunding RB, Series C, 7.00%, 09/15/44(e)	2,415	2,353,490
Louisiana Local Government Environmental Facilities & Community Development Authority, Refunding RB, 0.88%, 02/01/46(c)	21,580	21,550,867

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2021	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana (continued)
Louisiana Public Facilities Authority, RB(e)
Series A, 5.00%, 04/01/39	$1,425	$1,552,153
Series A, 5.00%, 06/01/39	1,300	1,393,470
Series A, 5.00%, 04/01/49	2,800	2,986,816
Series A, 5.00%, 06/01/49	3,000	3,150,510
Series A, 5.00%, 06/01/58	4,500	4,680,540

		37,667,846

Maine — 0.0%
Maine Health & Higher Educational Facilities Authority, RB, 7.50%, 07/01/21	5,365	5,365,000

Maryland — 0.1%
City of Baltimore Maryland, Refunding RB
Series A, 4.50%, 09/01/33	2,735	2,922,047
Series A, 5.00%, 09/01/38	1,400	1,512,210
Maryland Economic Development Corp., TA, 4.00%, 09/01/50	5,145	5,937,227
Maryland Health & Higher Educational Facilities Authority, RB, Series B, (NPFGC), 7.00%, 07/01/22(j)	1,665	1,777,704

		12,149,188

Massachusetts — 5.2%
City of Quincy Massachusetts, Refunding, GO, 2.00%, 07/08/22(f)	50,001	50,933,356
Commonwealth of Massachusetts Transportation Fund Revenue, RB, 5.00%, 06/01/49	39,250	49,750,553
Commonwealth of Massachusetts, GO
Series A, 5.25%, 04/01/42	42,000	52,232,460
Series A, 5.25%, 01/01/44	6,660	8,548,310
Series A, 5.25%, 04/01/47	93,350	115,133,222
Series E, 5.00%, 05/01/30	23,300	26,331,796
Series E, 5.00%, 05/01/33	22,000	24,828,540
Series E, 5.25%, 09/01/43	92,000	117,668,000
Massachusetts Development Finance Agency, RB, Series A, 5.25%, 01/01/42	9,655	11,622,689
Massachusetts Development Finance Agency, Refunding RB 5.00%, 10/01/37(e)	1,000	1,100,870
5.00%, 10/01/47(e)	1,250	1,370,388
Series A, 4.00%, 07/15/36	46,000	52,927,600
Massachusetts Port Authority, ARB
Series E, AMT, 5.00%, 07/01/46	21,300	27,420,981
Series E, AMT, 5.00%, 07/01/51	37,340	48,022,227
Massachusetts School Building Authority, RB
Series B, 5.25%, 02/15/48	70,505	89,181,069
Sub-Series B, 4.00%, 02/15/41	12,420	13,540,532
Sub-Series B, 4.00%, 02/15/42	10,000	10,896,500
University of Massachusetts Building Authority, Refunding RB
Series 1, 5.25%, 11/01/42	58,840	74,460,843
Series 1, 5.25%, 11/01/47	14,425	18,151,410

		794,121,346

Michigan — 1.2%
Michigan Finance Authority, RB, 4.00%, 02/15/44	60,000	69,722,400
Michigan Finance Authority, Refunding RB 5.00%, 11/15/41	40,000	48,230,400

Security	Par (000)	Value

Michigan (continued)
Michigan Finance Authority, Refunding RB (continued)
Series A, 5.00%, 12/01/37	$25,105	$31,405,853
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	16,470	19,888,184
Royal Oak Hospital Finance Authority, Refunding RB, Series D, 5.00%, 09/01/39	10,010	11,145,434

		180,392,271

Missouri — 0.0%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, Series A, 4.00%, 07/01/46	5,375	6,466,985

Montana — 0.0%
City of Kalispell Montana, Refunding RB
Series A, 5.25%, 05/15/37	405	445,771
Series A, 5.25%, 05/15/47	1,500	1,630,965
Series A, 5.25%, 05/15/52	1,500	1,626,855

		3,703,591

Nebraska — 0.1%
Omaha Public Power District Nebraska City Station Unit 2, Refunding RB
Series A, 5.25%, 02/01/42	10,000	11,523,500
Series A, 5.25%, 02/01/46	10,000	11,492,400

		23,015,900

Nevada(e) — 0.0%
Nevada Department of Business & Industry, RB, Series A, 5.00%, 07/15/37	875	966,306
State of Nevada Department of Business & Industry, RB
Series A, 4.50%, 12/15/29	345	382,419
Series A, 5.00%, 12/15/38	1,080	1,205,820
Series A, 5.00%, 07/15/47	1,400	1,526,630

		4,081,175

New Hampshire(e) — 0.1%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	9,085	9,550,334
Series C, AMT, 4.88%, 11/01/42	3,700	3,907,496

		13,457,830

New Jersey — 4.0%
New Jersey Economic Development Authority, RB
Series A, 5.00%, 01/01/48	9,250	9,615,098
Series WW, 5.25%, 06/15/40	14,145	16,366,189
AMT, 5.13%, 09/15/23	4,125	4,377,574
New Jersey Economic Development Authority, Refunding RB, Series BBB, 5.50%, 06/15/30	45,895	56,823,517
New Jersey Health Care Facilities Financing Authority, Refunding RB 6.00%, 07/01/21	33,185	33,185,000
Series A, 6.00%, 07/01/21	1,200	1,200,000
Series A, 5.00%, 07/01/35	7,375	9,126,931
Series A, 5.00%, 07/01/38	11,950	14,729,331
Series A, 5.00%, 07/01/39	22,245	27,382,705
Series A, 5.00%, 07/01/43	10,000	11,931,600

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) June 30, 2021	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Higher Education Student Assistance Authority, Refunding RB
1st Series, AMT, 5.75%, 12/01/27	$200	$203,718
1st Series, AMT, 5.75%, 12/01/28	160	162,971
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.50%, 06/15/39	39,890	43,560,279
Series AA, 4.00%, 06/15/45	61,090	71,480,187
Series BB, 4.00%, 06/15/44	25,000	28,492,750
Series BB, 5.00%, 06/15/44	10,000	12,107,900
Series C, 5.25%, 06/15/32	20,010	23,056,523
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 5.00%, 06/15/30	20,110	23,722,963
New Jersey Turnpike Authority, RB
Series A, 4.00%, 01/01/42	63,630	76,439,355
Series A, 4.00%, 01/01/48	20,000	23,077,200
Series A, 4.00%, 01/01/51	5,000	5,933,050
State of New Jersey, GO 5.00%, 06/01/38	12,000	15,379,200
5.00%, 06/01/39	13,165	16,847,909
5.00%, 06/01/40	18,310	23,383,152
5.00%, 06/01/41	15,940	20,317,443
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	18,260	21,860,689
Series A, 5.25%, 06/01/46	20,350	24,838,599

		615,601,833

New Mexico — 0.2%
City of Farmington New Mexico, Refunding RB(c)
Series C, 1.15%, 06/01/40	12,000	12,159,840
Series D, 1.10%, 06/01/40	16,000	16,157,920
County of Santa Fe New Mexico, RB, (AGM), 6.00%, 02/01/27	180	207,738

		28,525,498

New York — 15.4%
City of New York, GO, Sub-Series F-1, 5.00%, 04/01/43	54,000	66,633,840
Hudson Yards Infrastructure Corp., RB 5.25%, 02/15/47	13,165	13,214,500
5.75%, 02/15/47	2,925	2,939,801
Hudson Yards Infrastructure Corp., Refunding RB
Series A, 5.00%, 02/15/37	10,420	12,615,390
Series A, 5.00%, 02/15/42	23,825	28,571,416
Long Island Power Authority, Refunding RB,
Series B, 0.85%, 09/01/50(c)	17,500	17,569,125
Metropolitan Transportation Authority, RB,
Series A-1, 5.25%, 11/15/39	10,000	10,998,900
New York City Housing Development Corp., RB, M/F Housing, Series F-2, 0.60%, 05/01/61(c)	13,460	13,427,158
New York City Transitional Finance Authority Building Aid Revenue, RB
Series S-1, (SAW), 5.00%, 07/15/37	25,000	26,202,250
Series S-1B, (SAW), 4.00%, 07/15/40	10,000	11,880,500
Series S-3, Subordinate, (SAW), 5.25%, 07/15/45	31,165	39,721,662
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series B-1, 4.00%, 11/01/39	30,000	35,703,300
Series B-1, 4.00%, 11/01/42	30,000	35,434,200

Security	Par (000)	Value

New York (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, RB (continued)
Series B-1, 4.00%, 11/01/43	$28,635	$33,744,916
Series E-1, 4.00%, 02/01/46	60,000	71,238,600
Subordinate, 4.00%, 05/01/45	10,000	11,844,600
Series C-1, Subordinate, 4.00%, 11/01/42	20,925	24,502,338
Series C-3, Subordinate, 5.00%, 05/01/40	20,000	24,875,200
New York City Water & Sewer System, RB
Series AA, 4.00%, 06/15/42	25,000	29,974,000
Series AA, 4.00%, 06/15/43	23,500	28,327,605
Series BB-1, 4.00%, 06/15/50	20,000	23,722,800
Series CC-1, Subordinate, 5.00%, 06/15/51	20,000	25,903,600
New York City Water & Sewer System, Refunding RB 5.00%, 06/15/40	10,000	12,906,900
4.00%, 06/15/41	14,500	17,402,465
Series CC, 4.00%, 06/15/42	29,000	34,554,660
Series CC, 5.25%, 06/15/46	61,465	74,330,239
Series CC-1, 5.00%, 06/15/37	24,000	29,346,960
Series CC-1, 5.25%, 06/15/37	39,000	48,308,130
Series DD-2, 5.00%, 06/15/40	39,865	49,756,304
Series DD-3, 4.00%, 06/15/42	64,105	76,602,270
Series EE, 5.25%, 06/15/36	14,500	18,238,390
Series EE, 5.00%, 06/15/40	34,240	42,441,165
Series EE, 4.00%, 06/15/42	33,340	40,069,679
Series FF, 5.00%, 06/15/40	23,790	29,822,668
Sub-Series AA-1, 4.00%, 06/15/50	8,025	9,550,874
New York Counties Tobacco Trust IV, Refunding RB
Series A, 6.25%, 06/01/41(e)	7,800	7,920,120
Series A, 5.00%, 06/01/45	16,695	16,861,115
New York Counties Tobacco Trust VI, Refunding RB, Series A-2-B, 5.00%, 06/01/51	4,325	4,592,761
New York Liberty Development Corp., Refunding RB, Series 1, Class 1, 5.00%, 11/15/44(e)	34,385	37,889,175
New York Power Authority, Refunding RB,
Series A, 4.00%, 11/15/45	60,000	71,487,000
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/43	19,020	23,103,214
New York State Dormitory Authority, Refunding RB
Series A, 5.25%, 03/15/39	5,000	6,397,850
Series A, 4.00%, 03/15/41	43,750	52,538,062
Series A, 5.00%, 03/15/41	5,000	6,304,250
Series A, 4.00%, 03/15/45	75,000	88,799,250
Series E, 5.00%, 03/15/41	20,150	25,420,233
Series E, 5.00%, 03/15/44	10,000	12,546,200
New York State Environmental Facilities Corp., Refunding RB, 5.00%, 06/15/42	10,000	12,363,300
New York State Housing Finance Agency, RB, M/F Housing
Series L-2, (SONYMA), 0.75%, 11/01/25	7,650	7,631,640
Series M-2, (SONYMA FHA), 0.75%, 11/01/25	4,380	4,382,059
New York State Thruway Authority, Refunding RB
Series I, 5.00%, 01/01/22(d)	45,000	46,087,200
Series B, Subordinate, 4.00%, 01/01/38	17,020	20,084,281
Series B, Subordinate, 4.00%, 01/01/39	21,000	24,619,350
Series B, Subordinate, 4.00%, 01/01/41	29,505	34,503,442
Series B, Subordinate, 4.00%, 01/01/45	10,000	11,626,500

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2021	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/45	$23,295	$27,527,701
New York State Urban Development Corp., Refunding RB 5.00%, 03/15/47	51,850	66,379,407
Series A, 4.00%, 03/15/42	12,000	14,179,680
Series A, 4.00%, 03/15/44	30,000	35,065,500
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	9,610	12,334,435
AMT, 5.00%, 10/01/40	27,095	34,268,130
Niagara Area Development Corp., Refunding RB, Series A, AMT, 4.75%, 11/01/42(e)	5,190	5,470,520
Port Authority of New York & New Jersey, ARB 217th Series, 4.00%, 11/01/41	10,000	11,871,400
217th Series, 5.00%, 11/01/44	22,500	28,662,075
217th Series, 4.00%, 11/01/49	24,055	28,231,910
218th Series, AMT, 5.00%, 11/01/32	10,000	12,806,000
218th Series, AMT, 4.00%, 11/01/41	17,725	20,559,050
Consolidated, 218th Series, AMT, 5.00%, 11/01/44	45,000	56,165,400
Port Authority of New York & New Jersey, Refunding ARB
Series 224, 4.00%, 07/15/40	11,520	13,995,418
Series 224, 4.00%, 07/15/41	11,295	13,700,157
169th Series, AMT, 5.00%, 10/15/36	7,195	7,288,607
Port Authority of New York & New Jersey, Refunding RB, 213th Series, 5.00%, 09/01/37	12,500	16,064,500
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 4.00%, 10/15/24(d)	97,500	109,118,100
Suffolk County Water Authority, Refunding RB, Series A, 3.75%, 06/01/36	20,000	21,253,400
Triborough Bridge & Tunnel Authority, RB Series A, 5.00%, 11/01/25	21,500	25,617,465
Series A, 5.00%, 11/15/51	12,500	16,168,250
Series C, 4.00%, 11/15/40	15,000	17,958,150
Series C, 4.00%, 11/15/41	25,000	29,842,000
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.25%, 11/15/45	7,805	9,123,186
Series B, 5.00%, 11/15/38	9,800	12,114,270
Series C-2, 5.00%, 11/15/42	72,915	90,079,920
Utility Debt Securitization Authority, Refunding RB, Series TE, Restructured, 5.00%, 12/15/41	20,000	22,120,400
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 5.13%, 06/01/51	2,500	2,854,450

		2,348,352,888

North Carolina — 0.2%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 04/01/22(d)	23,570	24,418,049
North Carolina Medical Care Commission, RB 5.00%, 10/01/40	1,050	1,220,089
5.00%, 10/01/45	1,000	1,151,590
5.00%, 10/01/50	1,500	1,718,460

		28,508,188

Security	Par (000)	Value

North Dakota — 0.1%
Cass County Joint Water Resource District, GO, Series A, 0.48%, 05/01/24	$12,935	$12,891,668

Ohio — 0.8%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	69,375	81,143,775
County of Lucas Ohio, Refunding RB(d)
Series A, 5.75%, 11/15/21	500	510,425
Series A, 6.00%, 11/15/21	4,415	4,511,159
Series A, 6.50%, 11/15/21	12,690	12,989,738
Ohio Air Quality Development Authority, RB(e)
AMT, 4.50%, 01/15/48	1,480	1,717,066
AMT, 5.00%, 07/01/49	16,560	18,552,334
Ohio Turnpike & Infrastructure Commission, RB, Series A-1, Junior Lien, 5.25%, 02/15/39	7,500	8,073,000

		127,497,497

Oklahoma — 0.1%
Oklahoma Development Finance Authority, RB, 7.25%, 09/01/51(e)	7,990	9,742,047

Pennsylvania — 0.9%
Allentown Neighborhood Improvement Zone Development Authority, RB(e) 5.00%, 05/01/27	3,250	3,793,238
5.00%, 05/01/32	3,750	4,402,650
5.00%, 05/01/42	6,305	7,215,316
Bucks County Industrial Development Authority, RB 4.00%, 07/01/46	2,205	2,481,617
4.00%, 07/01/51	1,500	1,671,690
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	1,930	2,069,635
Pennsylvania Turnpike Commission, RB Series A, 5.25%, 12/01/44	32,500	41,988,700
Series B, 5.25%, 12/01/39	3,560	4,087,450
Sub-Series A, 5.50%, 12/01/46	46,430	57,730,598
Series A, Subordinate, 3.00%, 12/01/42	12,070	12,976,698

		138,417,592

Puerto Rico — 3.7%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(g)	300,000	20,562,000
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB(e)
Series A, Senior Lien, 5.00%, 07/01/35	40,935	49,316,032
Series A, Senior Lien, 5.00%, 07/01/47	72,080	86,131,275
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/24(g)	3,582	3,440,439
Puerto Rico Sales Tax Financing Corp. ST Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	96,014	108,886,597
Series A-1, Restructured, 5.00%, 07/01/58	101,796	117,333,123
Series A-2, Restructured, 4.33%, 07/01/40	48,060	53,998,774
Series A-2, Restructured, 4.78%, 07/01/58	59,265	67,293,630

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) June 30, 2021	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. ST Revenue, RB, CAB(g)
Series A-1, Restructured, 0.00%, 07/01/46	$89,802	$29,564,614
Series A-1, Restructured, 0.00%, 07/01/51	96,225	22,930,418
Series B-1, Restructured, 0.00%, 07/01/46	18,123	5,971,529

		565,428,431

Rhode Island — 0.2%
Rhode Island Student Loan Authority, RB,
Series A, AMT, 2.88%, 12/01/35	16,340	16,903,893
Tobacco Settlement Financing Corp., Refunding RB, Series B, 5.00%, 06/01/50	10,000	11,440,000

		28,343,893

South Carolina — 0.9%
County of Dorchester South Carolina, SAB(e) 5.88%, 10/01/40.	1,245	1,387,080
6.00%, 10/01/51	3,000	3,310,950
Patriots Energy Group Financing Agency, RB, Series A, 4.00%, 10/01/48(c)	95,000	103,183,300
South Carolina Jobs-Economic Development Authority, Refunding RB 5.25%, 11/15/37	6,005	6,548,272
Series A, (AGM), 6.25%, 08/01/21(d)	1,525	1,532,518
Series A, (AGM), 6.50%, 08/01/21(d)	4,455	4,477,854
South Carolina Public Service Authority, Refunding RB
Series A, 4.00%, 12/01/40	7,385	8,722,054
Series A, 4.00%, 12/01/42	7,500	8,835,150

		137,997,178

Tennessee — 0.9%
Metropolitan Government of Nashville & Davidson County Tennessee Water & Sewer Revenue, Refunding RB, 4.00%, 07/01/43	49,005	51,899,235
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(c)	70,540	93,474,670

		145,373,905

Texas — 7.7%
Central Texas Turnpike System, Refunding RB, Series A, 5.00%, 08/15/39	5,000	6,463,550
City of Houston Texas Combined Utility System Revenue, Refunding RB
Series B, 1st Lien, 5.00%, 11/15/42	25,000	30,771,250
Series D, Subordinate, 5.00%, 11/15/43	2,000	2,518,060
Dallas Fort Worth International Airport, ARB, Series D, AMT, 5.00%, 11/01/21(d)	29,555	30,011,625
Dallas Fort Worth International Airport, Refunding RB, 4.00%, 11/01/34	15,250	18,815,297
Fort Bend Independent School District, Refunding GO, Series B, (PSF), 0.72%, 08/01/51(c)	17,240	17,278,273
Harris County Cultural Education Facilities Finance Corp., RB
Series B, 7.00%, 01/01/23(d)	3,700	4,076,660
Series B, 6.38%, 01/01/33	465	499,126
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/30	6,085	6,654,921
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(e)	13,495	14,287,157
New Hope Cultural Education Facilities Finance Corp., RB
Series A, 5.00%, 08/15/37(e)	2,000	2,006,900

Security	Par (000)	Value

Texas (continued)
New Hope Cultural Education Facilities Finance Corp., RB (continued) Series A, 5.00%, 07/01/40	$4,000	$4,450,840
Series A, 5.13%, 08/15/47(e)	3,085	3,094,625
Series A, 5.00%, 07/01/57	7,000	7,603,960
North Texas Tollway Authority, RB, Series A, 6.00%, 09/01/21(d)	4,815	4,861,272
Northwest Independent School District, GO, (PSF), 3.00%, 02/15/46(f)	47,730	51,554,605
Pasadena Independent School District, Refunding GO, (PSF-GTD), 5.00%, 02/15/43	20,000	21,404,800
State of Texas, RB, 4.00%, 08/26/21	675,000	678,982,500
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/43	35,000	43,009,050
Texas Water Development Board, RB 4.00%, 10/15/45	89,200	107,357,552
5.25%, 10/15/46	60,000	73,062,600
Series A, 5.00%, 10/15/42	10,000	12,405,800
Series B, 4.00%, 10/15/43	20,000	23,563,000

		1,164,733,423

Utah — 0.7%
County of Utah, RB, Series B, 5.00%, 05/15/46	30,000	35,704,200
County of Utah, Refunding RB, Series A, 5.00%, 05/15/41	44,970	53,746,795
Utah Charter School Finance Authority, RB, 5.63%, 06/15/54(e)	4,940	5,054,559
Utah Charter School Finance Authority, Refunding RB(e) 5.25%, 06/15/37	3,795	4,282,354
5.38%, 06/15/48	4,740	5,278,843

		104,066,751

Vermont(e) — 0.1%
East Central Vermont Telecommunications District, RB
Series A, 4.00%, 12/01/30	2,010	2,080,149
Series A, 4.25%, 12/01/40	4,030	4,079,650
Series A, 4.50%, 12/01/50	2,960	2,995,816

		9,155,615

Virginia — 0.3%
Ballston Quarter Community Development Authority, TA, Series A, 5.50%, 03/01/46	1,815	1,812,024
Hanover County Economic Development Authority, Refunding RB 5.00%, 07/01/38	125	136,606
5.00%, 07/01/48	370	402,815
Virginia Small Business Financing Authority, RB, AMT, Senior Lien, 6.00%, 01/01/37	25,515	26,914,753
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 01/01/45	17,000	19,316,420

		48,582,618

Washington — 3.4%
City of Tacoma Washington Electric System Revenue, Refunding RB, Series A, 4.00%, 01/01/42	32,415	34,262,655
City of Tacoma Washington Water Revenue, Refunding RB, 4.00%, 12/01/43	50,535	53,355,358
Energy Northwest, Refunding RB 5.00%, 07/01/22	55,000	57,657,050
5.00%, 07/01/23	63,500	69,578,855

50	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2021	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
Energy Northwest, Refunding RB (continued) 4.00%, 07/01/42.	$50,000	$60,819,000
Port of Seattle Washington, ARB, Series C, AMT, Intermediate Lien, 5.25%, 05/01/42	48,000	58,149,120
Port of Seattle Washington, Refunding RB, Series C, 5.00%, 08/01/46	32,230	41,241,186
State of Washington, GO, Series E, 4.00%, 02/01/43	23,000	24,165,870
University of Washington, Refunding RB, Series A, 5.25%, 12/01/46	23,385	28,611,547
Washington Health Care Facilities Authority, RB, Series A, 5.75%, 01/01/23(d)	21,355	23,130,241
Washington State Convention Center Public Facilities District, RB
4.00%, 07/01/31	17,475	20,425,829
4.00%, 07/01/58	9,605	10,596,044
Washington State Housing Finance Commission, RB, M/F Housing, Series A-1, 3.50%, 12/20/35	24,622	28,719,997

		510,712,752

Wisconsin(e) — 0.5%
Public Finance Authority, RB
5.00%, 12/01/35.	1,690	1,947,607
4.00%, 06/15/40(f)	2,020	2,115,647
5.00%, 12/01/45	2,370	2,680,944
7.00%, 11/01/46	6,385	6,795,939
4.00%, 06/15/50(f)	2,995	3,077,003
5.00%, 12/01/55	8,045	8,963,498
4.00%, 06/15/56(f)	2,445	2,491,479
Series A, 6.25%, 10/01/31	1,715	1,835,582
Series A, 5.25%, 03/01/45	3,325	3,665,147
Series A, 7.00%, 10/01/47	1,715	1,809,805
Series A, 5.63%, 06/15/49	12,360	13,385,880
Series A, 5.38%, 07/15/52	6,760	7,688,621
Series A, 5.25%, 03/01/55	9,500	10,333,530
Series A-1, 5.00%, 01/01/56	2,515	2,889,433
Public Finance Authority, RB, CAB, Series B, 0.00%, 01/01/61(g)	25,000	2,036,750
Public Finance Authority, Refunding RB, 5.00%, 03/01/37	760	825,421

		72,542,286

Total Municipal Bonds — 86.7% (Cost: $12,354,249,793)		13,172,992,612

Municipal Bonds Transferred to Tender Option Bond Trusts(k)

California — 0.8%
University of California, RB, Series M, 5.00%, 05/15/42	100,000	122,755,000

Security	Par (000)	Value

Nevada — 0.6%
County of Clark Nevada, GO, Series A, 5.00%, 06/01/43	$74,740	$92,318,100

Texas — 0.6%
Grand Parkway Transportation Corp., RB, Series A, 5.00%, 10/01/43(l)	79,060	97,892,883

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 2.0% (Cost: $280,701,396)		312,965,983

Total Long-Term Investments — 90.9% (Cost: $12,962,705,699)		13,814,920,368

	Shares

Short-Term Securities

Money Market Funds — 16.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(a)(b)	2,423,929,275	2,424,414,061

Total Short-Term Securities — 16.0% (Cost: $2,423,717,621)		2,424,414,061

Total Investments — 106.9% (Cost: $15,386,423,320)		16,239,334,429

Liabilities in Excess of Other Assets — (6.1)%		(918,843,291)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (0.8)%		(126,915,641)

Net Assets — 100.0%		$15,193,575,497

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	When-issued security.
(g)	Zero-coupon bond.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Non-income producing security.
(j)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(k)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(l)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on April 1, 2026, is $41,561,403. See Note 4 of the Notes to Financial Statements for details.

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) June 30, 2021	BlackRock National Municipal Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended June 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/30/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash,
Institutional Class	$2,578,972,237	$—	$(154,579,459	)(a)	$(15,882)	$37,165	$2,424,414,061	2,423,929,275	$238,333	$—
iShares National Muni Bond ETF	—	201,574,894	—		—	1,237,479	202,812,373	1,730,481	305,511	—
iShares Short-Term National Muni Bond ETF	—	126,179,616	—		—	(30,216)	126,149,400	1,170,000	213,428	—

					$(15,882)	$1,244,428	$2,753,375,834		$757,272	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	2,121	09/21/21	$280,867	$(1,199,991)
U.S. Long Bond	1,250	09/21/21	200,703	(6,115,099)
5-Year U.S. Treasury Note	1,570	09/30/21	193,711	3,094

				$(7,311,996)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$3,094	$—	$3,094

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$7,315,090	$—	$7,315,090

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended June 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$38,617,223	$—	$38,617,223

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(7,873,659)	$—	$(7,873,659)

52	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2021	BlackRock National Municipal Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$614,454,047

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Investment Companies	$328,961,773	$—	$—	$328,961,773
Municipal Bonds	—	13,172,992,612	—	13,172,992,612
Municipal Bonds Transferred to Tender Option Bond Trusts	—	312,965,983	—	312,965,983
Short-Term Securities
Money Market Funds	2,424,414,061	—	—	2,424,414,061

	$2,753,375,834	$13,485,958,595	$—	$16,239,334,429

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$3,094	$—	$—	$3,094
Liabilities
Interest Rate Contracts	(7,315,090)	—	—	(7,315,090)

	$(7,311,996)	$—	$—	$(7,311,996)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $126,900,000 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments June 30, 2021	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 4.0%
Birmingham Airport Authority, Refunding RB, (BAM), 5.00%, 07/01/23	$225	$246,467
Black Belt Energy Gas District, RB
Series A, 5.00%, 12/01/21	1,950	1,987,674
Series A-1, 4.00%, 06/01/22	825	853,223
Black Belt Energy Gas District, Refunding RB 4.00%, 12/01/23	440	477,215
4.00%, 06/01/24	400	440,292
4.00%, 12/01/24	475	529,644
Lower Alabama Gas District, RB
4.00%, 12/01/22	640	672,627
4.00%, 12/01/23	375	406,849
Southeast Alabama Gas Supply District, RB
Series A, 4.00%, 06/01/22	1,760	1,819,400
Series A, 4.00%, 06/01/23	2,225	2,379,905
Series A, 4.00%, 04/01/49(a)	1,600	1,740,640
Series A, 4.00%, 06/01/49(a)	16,995	18,653,202
Southeast Energy Authority A Cooperative District, RB
Series A, 4.00%, 10/01/24	650	720,636
Series B, 4.00%, 06/01/25	1,750	1,980,510

		32,908,284

Alaska — 0.7%
Alaska Municipal Bond Bank Authority, RB, 5.00%, 12/01/24	645	743,782
Alaska Municipal Bond Bank Authority, Refunding RB
5.00%, 12/01/22	750	800,077
5.00%, 12/01/23	2,000	2,224,020
Northern Tobacco Securitization Corp. Refunding RB
5.00%, 06/01/24	1,000	1,133,980
5.00%, 06/01/25	1,000	1,174,040

		6,075,899

Arizona — 0.7%
Glendale Union High School District No.205, GO, Series C, 5.00%, 07/01/22	1,000	1,047,490
Industrial Development Authority of the County of Yavapai, RB, Series A, 0.07%, 09/01/35(a)	3,500	3,500,000
Maricopa County Industrial Development Authority, Refunding RB
Series A, 5.00%, 09/01/21	770	776,068
Series A, 5.00%, 09/01/22	750	791,407

		6,114,965

California — 1.8%
California County Tobacco Securitization Agency, Refunding RB 4.00%, 06/01/23	530	566,247
Series A, 4.00%, 06/01/23	450	480,438
Series A, 5.00%, 06/01/24	600	678,654
California Health Facilities Financing Authority, RB, Series A, 5.00%, 11/15/21	1,305	1,328,111
California Statewide Communities Development Authority, RB
Series A, 5.00%, 04/01/23	525	567,840
Series A, 5.00%, 04/01/24	485	546,125

Security	Par (000)	Value

California (continued)
City of Long Beach California Harbor Revenue, ARB, Series C, 4.00%, 07/15/21	$4,770	$4,776,678
Northern California Energy Authority, RB, Series A, 4.00%, 07/01/49(a)	1,765	1,950,960
State of California, Refunding GO, 5.00%, 12/01/24	3,300	3,824,502

		14,719,555

Colorado — 2.6%
City of Colorado Springs Colorado Utilities System Revenue, Refunding RB, Series C, 0.03%, 11/01/28(a)	20,550	20,550,000
Regional Transportation District, Refunding RB
Series A, 5.00%, 01/15/24	350	386,284
Series A, 5.00%, 07/15/24	350	392,742

		21,329,026

Connecticut — 4.3%
Connecticut State Health & Educational Facilities Authority, Refunding RB
Series I-1, 5.00%, 07/01/21	700	700,084
Series L-1, 4.00%, 07/01/23	550	587,890
Series L-1, 4.00%, 07/01/24	650	715,345
Series S, 5.00%, 07/01/21	1,030	1,030,124
State of Connecticut Special Tax Revenue, RB
Series A, 5.00%, 09/01/21	1,500	1,511,865
Series A, 5.00%, 08/01/22	900	946,386
Series A, 5.00%, 10/01/22	340	360,199
Series A, 5.00%, 05/01/23	475	516,206
Series A, 5.00%, 05/01/24	865	978,427
Series B, 5.00%, 10/01/22	3,400	3,601,994
Series B, 5.00%, 10/01/23	225	248,776
State of Connecticut Special Tax Revenue, Refunding RB, Series B, 5.00%, 08/01/23	190	208,666
State of Connecticut, GO
Series A, 5.00%, 10/15/22	1,000	1,062,270
Series A, 5.00%, 03/15/23	695	752,025
Series C, 5.00%, 07/15/22	1,000	1,050,310
Series C, 3.00%, 06/01/23	650	684,970
Series C, 4.00%, 06/01/23	325	348,689
Series C, 3.00%, 06/01/24	1,065	1,148,688
Series C, 4.00%, 06/01/24	550	609,043
Series C, 4.00%, 06/15/24	750	831,652
Series D, 5.00%, 08/15/21	400	402,348
Series E, 4.00%, 09/15/21	770	776,114
State of Connecticut, Refunding GO
Series B, 5.00%, 05/15/22	4,955	5,164,844
Series B, 5.00%, 01/15/24	750	840,052
Series C, 5.00%, 06/01/22	600	626,718
Series C, 5.00%, 12/15/22	1,300	1,391,273
University of Connecticut, RB Series A, 5.00%, 01/15/22	525	538,661
Series A, 5.00%, 03/15/22	1,550	1,602,715
Series A, 5.00%, 04/15/22	4,000	4,151,920
Series A, 5.00%, 04/15/24	650	733,544
Series A, 5.00%, 01/15/25	720	833,263
University of Connecticut, Refunding RB, Series A, 5.00%, 02/15/22	720	741,614

		35,696,675

54	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2021	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

District of Columbia — 0.2%
District of Columbia, RB, 0.08%, 04/01/38(a)	$1,445	$1,445,000
District of Columbia, Refunding RB
5.00%, 10/01/21	250	252,902
5.00%, 10/01/22	325	343,743

		2,041,645

Florida — 2.1%
Alachua County Health Facilities Authority, Refunding RB, 5.00%, 12/01/22	515	550,097
Central Florida Expressway Authority, Refunding RB
Senior Lien, 5.00%, 07/01/22	1,550	1,623,687
Senior Lien, (AGM), 5.00%, 07/01/24	885	1,007,590
City Of South Miami Health Facilities Authority Inc., Refunding RB, 5.00%, 08/15/21	2,500	2,514,650
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series A, 5.00%, 10/01/24	2,500	2,866,175
County of Osceola Florida Transportation Revenue, Refunding RB
Sereis A-1, 5.00%, 10/01/22	325	343,015
Sereis A-1, 5.00%, 10/01/23	400	439,548
County of Palm Beach Florida, RB, 0.03%, 07/01/32(a)	2,070	2,070,000
Orange County Health Facilities Authority, Refunding RB, 0.05%, 07/01/27(a)	1,265	1,265,000
Palm Beach County Health Facilities Authority, Refunding RB, 5.00%, 08/15/23	500	550,720
Pasco County School Board, RB, 5.00%, 10/01/22	1,525	1,613,679
School Board of Miami-Dade County, Refunding COP, Series D, 5.00%, 11/01/22	2,085	2,215,292
Tolomato Community Development District, Refunding SAB, Series A-1, (AGM), 2.00%, 05/01/22	605	611,171

		17,670,624

Georgia — 7.5%
Atlanta Urban Residential Finance Authority, RB, M/F Housing, 1.36%, 12/01/22(a)	594	596,465
Bartow County Development Authority, Refunding RB, 1.55%, 08/01/43(a)	1,730	1,751,469
City of Atlanta Georgia Department of Aviation, Refunding RB, Series A, 5.00%, 07/01/24	1,470	1,677,211
City of Atlanta Georgia, Refunding TA, 5.00%, 12/01/21	1,150	1,169,504
Development Authority of Burke County, Refunding RB, 1.55%, 12/01/49(a)	3,245	3,285,270
Development Authority of Monroe County, RB, 0.05%, 06/01/49(a)	2,900	2,900,000
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/22	1,145	1,190,537
Series A, 4.00%, 04/01/48(a)	30,500	32,732,905
Series C, 5.00%, 09/01/22	500	526,490
Series C, 5.00%, 09/01/23	1,000	1,097,000
Sub-Series C, 4.00%, 08/01/48(a)	2,200	2,377,826
Municipal Electric Authority of Georgia, Refunding RB 4.00%, 11/01/24	3,000	3,355,170
Series A, 5.00%, 01/01/22	675	690,437
Series A, 5.00%, 01/01/23	900	960,759
Series A-R, Subordinate, 5.00%, 01/01/23	3,550	3,789,661
Series A-R, Subordinate, 5.00%, 01/01/24	2,500	2,775,650
Oconee County School District, GO, (SAW), 4.00%, 03/01/25	1,000	1,128,420

		62,004,774

Security	Par (000)	Value

Idaho — 0.1%
Idaho Housing & Finance Association, RB, S/F Housing, Series A-1, 2.95%, 07/01/23	$895	$930,209

Illinois — 2.2%
Chicago Housing Authority, RB, M/F Housing, Series A, (HUD SEC 8), 5.00%, 01/01/22	1,400	1,432,004
Chicago O’Hare International Airport, Refunding RB, Series B, Senior Lien, 5.00%, 01/01/24	500	558,370
Illinois Finance Authority, Refunding RB 5.00%, 08/15/21	1,000	1,005,690
5.00%, 08/15/22	750	789,502
5.00%, 08/15/23	1,000	1,098,660
Series C2B, 0.05%, 11/01/38(a)	1,000	1,000,000
Illinois Housing Development Authority RB, (FHLMC,FNMA,GNMA), 0.03%, 02/01/38(a)	11,485	11,485,000
Regional Transportation Authority, RB, Series A, (NPFGC), 6.70%, 11/01/21	785	801,077

		18,170,303

Indiana — 1.8%
City of Indianapolis Department of Public Utilities Gas Utility Revenue, Refunding RB, Series A, 2nd Lien, 5.00%, 08/15/23	2,000	2,194,860
City of Rockport Indiana, Refunding RB, Series A, 1.35%, 07/01/25(a)	2,250	2,275,312
Indiana Finance Authority Refunding RB, 5.00%, 10/01/24(b)	500	573,975
Indiana Finance Authority, RB 3.00%, 02/01/23	225	234,185
Series 2005 A-1, 0.05%, 02/01/35(a)	5,000	5,000,000
Indiana Finance Authority, Refunding RB, Series A, 5.00%, 05/01/23(c)	1,400	1,523,018
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Series A, 5.00%, 06/01/24	2,000	2,262,860
Lawrence Township School Building Corp., RB, (NPFGC), 4.00%, 01/15/24	550	600,529
Southwest Allen Multi School Building Corp., RB, (NPFGC), 4.00%, 07/15/24	325	361,013

		15,025,752

Iowa — 3.4%
Iowa Finance Authority, RB, 0.09%, 04/01/22(a)	27,000	27,000,000
Iowa Student Loan Liquidity Corp., Refunding RB,
Series A, AMT, 5.00%, 12/01/21	750	762,637

		27,762,637

Kansas — 3.3%
City of Burlington Kansas, Refunding RB(a)
Series A, 0.11%, 09/01/35	18,000	18,000,000
Series B, 0.11%, 09/01/35	6,000	6,000,000
City of Dodge City Kansas, GO
Series 2019-A, (BAM), 4.00%, 09/01/22	280	292,174
Series 2019-A, (BAM), 4.00%, 09/01/23	1,080	1,166,173
City of Goddard, GO, Series 2019-1, 3.00%, 12/01/22	1,465	1,481,628
Johnson County Unified School District No.233 Olathe, Refunding GO, Series B, 3.00%, 09/01/21	500	502,310

		27,442,285

Kentucky — 5.0%
City of Owensboro Kentucky Electric Light & Power System Revenue, Refunding RB
Series B, 5.00%, 01/01/22	2,700	2,761,668
Series B, 4.00%, 01/01/23	1,750	1,842,155

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) June 30, 2021	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Kentucky (continued)
Kentucky Asset Liability Commission Refunding RB, Series A, 5.00%, 11/01/24	$2,500	$2,874,325
Kentucky Asset Liability Commission, RB, Series A, 5.00%, 09/01/21	2,000	2,015,740
Kentucky Public Energy Authority, RB
Series A, 4.00%, 04/01/48(a)	2,000	2,184,540
Series A-1, 4.00%, 12/01/22	1,000	1,052,090
Series A-1, 4.00%, 12/01/49(a)	12,000	13,492,680
Series C, 4.00%, 08/01/22	615	639,594
Series C, 4.00%, 08/01/23	500	537,895
Series C-1, 4.00%, 12/01/21	1,500	1,523,310
Series C-1, 4.00%, 06/01/22	1,750	1,809,377
Series C-1, 4.00%, 12/01/22	2,500	2,630,225
Kentucky State Property & Building Commission, RB 5.00%, 05/01/24	1,540	1,737,074
Series A, 5.00%, 11/01/23	1,000	1,108,900
Kentucky State Property & Building Commission, Refunding RB, Series B, 5.00%, 08/01/24	2,790	3,174,546
Louisville and Jefferson County Metropolitan Sewer District, Refunding RB, 0.07%, 06/01/33(a)	1,500	1,500,000

		40,884,119

Louisiana — 2.7%
Ascension Parish School Board, GO, 4.00%, 03/01/24	570	627,131
Consolidated Govt. of the City of Baton Rouge & Parish of E Baton Rouge Sales Tax, Refunding RB
(AGM), 5.00%, 08/01/23	600	659,154
(AGM), 5.00%, 08/01/24	500	570,520
East Baton Rouge Parish Industrial Development Board Inc., RB, Series B, 0.01%, 12/01/40(a)	8,100	8,100,000
Greater Ouachita Water Co., Refunding RB
(BAM), 5.00%, 09/01/22	500	526,200
(BAM), 3.00%, 09/01/23	500	526,035
Livingston Parish School Board, Refunding RB, Series A, 4.00%, 05/01/24	680	749,088
Parish of St. John the Baptist Louisiana, Refunding RB, 2.00%, 06/01/37(a)	10,315	10,509,335

		22,267,463

Maine — 0.7%
State of Maine GO, Series B, 4.00%, 06/01/25	4,975	5,670,207

Maryland — 0.5%
Maryland Health & Higher Educational Facilities Authority, RB
Series B, 5.00%, 04/15/22	700	726,481
Series B, 5.00%, 04/15/23	675	732,307
Series B, 5.00%, 04/15/24	700	790,685
Maryland Health & Higher Educational Facilities Authority, Refunding RB, 5.00%, 07/01/21	235	235,031
Maryland State Transportation Authority, Refunding RB, Series A, 5.00%, 07/01/24	1,225	1,396,708

		3,881,212

Massachusetts — 1.9%
Massachusetts Development Finance Agency, Refunding RB 5.00%, 07/01/21	3,485	3,485,453
Series A, 5.00%, 07/01/22	525	548,552

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Housing Finance Agency RB, (HUD SECT 8), 0.45%, 12/01/24	$1,500	$1,493,475
Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue, Refunding RB, Series A, 5.00%, 01/01/25	2,100	2,432,997
University of Massachusetts Building Authority, Refunding RB, Series 1, 5.00%, 11/01/24	6,600	7,631,250

		15,591,727

Michigan — 2.1%
Central Michigan University, Refunding RB, Series A, 0.03%, 10/01/32(a)	5,000	5,000,000
Karegnondi Water Authority, Refunding RB, 5.00%, 11/01/21	450	457,146
Livonia Public Schools GO, Series I, (BAM), 4.00%, 05/01/25	1,700	1,922,258
Michigan Finance Authority, RB, 2nd Lien, (NPFGC), 5.00%, 11/01/23	310	343,889
Michigan Finance Authority, Refunding RB
Series A, Class 1, 4.00%, 06/01/23	1,000	1,068,860
Series D-1, 0.55%, 10/15/24	1,300	1,296,178
Michigan State Hospital Finance Authority, Refunding RB, Series C, 5.00%, 12/01/21	1,000	1,020,420
Michigan State Housing Development Authority RB, Series A, 0.55%, 04/01/25	1,500	1,499,145
Michigan State Housing Development Authority, RB, M/F Housing, Series A-1, 0.65%, 10/01/24	1,010	1,010,263
Michigan State Housing Development Authority, Refunding RB, S/F Housing, Series D, 0.06%, 06/01/30(a)	2,475	2,475,000
Mona Shores Public Schools, GO, (Q-SBLF), 4.00%, 05/01/24	500	551,340
Wayne-Westland Community Schools, GO
(Q-SBLF), 4.00%, 05/01/22	150	154,706
(Q-SBLF), 5.00%, 11/01/22	290	308,290

		17,107,495

Mississippi — 4.4%
Mississippi Business Finance Corp. RB, 0.03%, 12/01/30(a)	35,000	35,000,000
Mississippi Development Bank, RB, 5.00%, 11/01/21	500	507,760
State of Mississippi, RB, Series A, 5.00%, 10/15/22	500	528,880

		36,036,640

Missouri — 0.2%
City of St. Charles, Refunding COP, Series B, 4.00%, 02/01/24	140	152,765
City of Washington, Refunding COP, 5.00%, 03/01/23	370	396,970
County of Greene MO, COP
Series A, 4.00%, 03/01/24	275	300,572
Series A, 4.00%, 03/01/25	400	448,488

		1,298,795

Nebraska — 1.7%
Central Plains Energy Project, RB, 5.00%, 03/01/50(a)	8,455	9,355,289
Central Plains Energy Project, Refunding RB 4.00%, 02/01/22	485	495,311
4.00%, 08/01/22	1,500	1,558,740
4.00%, 02/01/23	1,055	1,115,135

56	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2021	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nebraska (continued)
Central Plains Energy Project, Refunding RB (continued)
4.00%, 08/01/23	$875	$940,240
Douglas County Hospital Authority No. 2, Refunding RB 5.00%, 11/15/22	135	143,660
5.00%, 11/15/23	110	122,011

		13,730,386

Nevada — 0.2%
Clark County Department of Aviation Refunding RB, Series B, AMT, 5.00%, 07/01/24	1,000	1,134,650
Public Finance Authority, Refunding RB 5.00%, 06/01/23	195	212,269
5.00%, 06/01/24	200	226,310

		1,573,229

New Hampshire — 0.2%
New Hampshire State Turnpike System, Refunding RB, Series B, 5.00%, 02/01/24	1,775	1,824,718

New Jersey — 15.0%
Belleville Board of Education, GO, (BAM SCH BD RES FD), 3.00%, 09/01/21	1,245	1,250,503
Borough of Mountain Lakes New Jersey, GO, 1.25%, 09/30/21	4,760	4,770,214
Garden State Preservation Trust, Refunding RB,
Series A, 5.00%, 11/01/21	2,195	2,218,069
Jersey City Municipal Utilities Authority, RB, 3.00%, 07/01/22	2,000	2,056,500
New Jersey Building Authority, Refunding RB, Series A, 5.00%, 06/15/22	3,005	3,139,834
New Jersey Economic Development Authority, RB 5.00%, 06/15/23	250	272,870
5.00%, 06/15/24	300	340,287
Series UU, 5.00%, 06/15/24	250	283,573
New Jersey Economic Development Authority, Refunding RB 5.50%, 09/01/21	2,300	2,308,096
Series A, 1.00%, 06/01/23	1,350	1,367,509
Series B, 5.00%, 11/01/23	1,010	1,119,151
Series II, 5.00%, 03/01/22	1,310	1,351,239
Series NN, 5.00%, 03/01/22	4,505	4,646,817
Series NN, 5.00%, 03/01/23	5,945	6,409,007
Series XX, 5.00%, 06/15/23	8,010	8,742,755
Series XX, 5.00%, 06/15/24	2,990	3,391,527
New Jersey Educational Facilities Authority, RB 5.00%, 06/15/22	2,100	2,194,227
(SAP), 5.00%, 06/01/24	280	317,150
New Jersey Educational Facilities Authority, Refunding RB, Series B, 5.00%, 07/01/21	890	890,107
New Jersey Health Care Facilities Financing Authority, RB, 5.00%, 07/01/21	100	100,013
New Jersey Health Care Facilities Financing Authority, Refunding RB 5.00%, 10/01/21	2,500	2,529,575
5.00%, 10/01/23	3,500	3,865,575
Series A, 5.00%, 07/01/23	1,015	1,110,836
New Jersey Sports & Exposition Authority, Refunding RB, Series A, 5.00%, 09/01/21	1,235	1,244,942
New Jersey Transportation Trust Fund Authority, RB 5.00%, 06/15/23	1,500	1,634,685
Series A, (AMBAC), 5.25%, 12/15/22	650	696,690
Series AA, 5.00%, 06/15/22	500	522,435

Security	Par (000)	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB (continued)
Series AA, 5.00%, 06/15/23	$175	$191,009
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.50%, 12/15/21	5,845	5,984,345
Series A, (NPFGC-IBC), 5.50%, 12/15/21	305	312,271
Series A, 5.50%, 12/15/22	1,330	1,430,362
Series A, 5.25%, 12/15/23	2,000	2,238,800
Series A, 5.50%, 12/15/23	3,095	3,483,422
Series A, 5.00%, 06/15/24	5,820	6,584,981
Series B, (NPFGC), 5.50%, 12/15/21	1,000	1,024,580
Series B, (AMBAC), 5.25%, 12/15/23	1,130	1,264,922
Series D, 5.00%, 12/15/23	275	306,270
Series D, 5.25%, 12/15/23	7,690	8,608,186
South Orange & Maplewood School District, GO, (SCH BD RES FD), 2.00%, 08/15/23	1,075	1,112,679
State of New Jersey, GO 5.00%, 06/01/24	680	770,304
Series A, 5.00%, 06/01/24	8,330	9,436,141
Series A, 5.00%, 06/01/25	1,600	1,873,312
Township of Maplewood, Refunding GO, 1.50%, 07/30/21	12,869	12,881,827
Township of West Orange, Refunding GO, 1.50%, 07/30/21	7,307	7,315,173

		123,592,770

New Mexico — 0.5%
Albuquerque Municipal School District No.12, GO
(SAW), 5.00%, 08/01/21	1,675	1,681,532
Series A, (SAW), 5.00%, 08/01/24	250	285,548
Albuquerque Municipal School District No.12, Refunding GO, Series B, (SAW), 5.00%, 08/01/24	1,000	1,142,190
New Mexico Municipal Energy Acquisition Authority, Refunding RB, Series A, 4.00%, 05/01/23	1,200	1,279,260

		4,388,530

New York — 5.2%
County of Monroe New York, Refunding GO, (AGM), 4.00%, 06/01/23	775	828,467
County of Nassau New York, GO, Series C, 5.00%, 10/01/21	4,500	4,553,415
Erie County Industrial Development Agency, Refunding RB, (SAW), 5.00%, 05/01/25	1,925	2,255,561
Monroe County Industrial Development Corp., Refunding RB
5.00%, 12/01/22	600	637,890
5.00%, 12/01/23	500	553,130
Nassau Health Care Corp. Refunding RB, (GTD), 5.00%, 08/01/24(b)	2,215	2,522,531
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, 5.00%, 11/01/24	10,000	11,550,100
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/25	5,000	5,840,000
New York State Housing Finance Agency, RB, M/F Housing, Series P, 1.55%, 11/01/23	5,295	5,330,953
New York State Urban Development Corp., Refunding RB, 5.00%, 03/15/24	3,000	3,381,390
New York Transportation Development Corp., Refunding RB 5.00%, 12/01/23	550	610,819

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) June 30, 2021	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York Transportation Development Corp., Refunding RB (continued) 5.00%, 12/01/24	$1,030	$1,187,106
Queensbury Union Free School District, Refunding GO, Series B, (SAW), 1.50%, 07/29/21	1,132	1,133,242
South Colonie Central School District, GO, (SAW), 1.50%, 07/09/21	2,300	2,300,552
Town of Oyster Bay, Refunding GO, 4.00%, 03/01/24	390	423,255

		43,108,411

North Carolina — 0.4%
North Carolina Turnpike Authority, RB, 5.00%, 02/01/24	2,855	3,193,260

Ohio — 2.2%
City of Cleveland Ohio, GO, Series A, 3.00%, 12/01/23	350	372,299
County of Allen Ohio Hospital Facilities Revenue, Refunding RB 5.00%, 12/01/21	600	611,904
5.00%, 12/01/22	800	853,392
5.00%, 12/01/23	1,100	1,223,266
Series A, 5.00%, 08/01/21	1,840	1,847,102
Series A, 5.00%, 08/01/23	300	329,217
County of Butler Ohio, Refunding RB, 5.00%, 11/15/21	750	763,073
Lancaster Port Authority, Refunding RB
Series A, 5.00%, 08/01/22	235	246,755
Series A, 5.00%, 02/01/23	250	268,220
Ohio Higher Educational Facility Commission Refunding RB, 0.02%, 01/01/39(a)	10,000	10,000,000
State of Ohio, RB, 5.00%, 10/01/24	1,250	1,435,737

		17,950,965

Oklahoma — 0.1%
Oklahoma Municipal Power Authority Refunding RB, Series A, (AGM), 5.00%, 01/01/25(b)	390	451,047

Oregon — 0.0%
City of Hermiston Oregon, GO, 4.00%, 06/01/24	345	379,945

Pennsylvania — 8.1%
Allegheny County Hospital Development Authority, Refunding RB
Series A, 5.00%, 04/01/23	4,000	4,326,680
Series A, 5.00%, 04/01/24	2,400	2,701,296
Avon Grove School District Chester County, GO, (SAW), 4.00%, 11/15/22	425	446,344
Boyertown Area School District, Refunding GO
(BAM SAW), 4.00%, 11/01/21	910	921,302
(SAW), 4.00%, 09/01/22	225	234,353
Centre County Hospital Authority, Refunding RB, Series A, 5.00%, 11/15/21	400	407,112
Chester County Health and Education Facilities Authority, RB, Series B, 5.00%, 06/01/24	1,250	1,418,213
City of Philadelphia Pennsylvania Airport Revenue, Refunding RB, Series A, 5.00%, 07/01/24	735	838,914
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB, Series A, 5.00%, 10/01/22	1,000	1,058,980
City of Philadelphia, Refunding GO, Series A, 5.00%, 08/01/22	1,660	1,742,884
City of Williamsport, Refunding GO, (AGM), 5.00%, 07/01/21	365	365,047
Commonwealth Financing Authority Refunding RB, Series B, 5.00%, 06/01/25	620	728,556

Security	Par (000)	Value

Pennsylvania (continued)
Commonwealth Financing Authority, RB
5.00%, 06/01/22	$1,000	$1,041,730
5.00%, 06/01/24	2,975	3,358,864
Commonwealth of Pennsylvania, GO
1st Series, 5.00%, 06/01/22(d)	5,000	5,218,750
1st Series, 5.00%, 03/15/24	1,585	1,785,788
Commonwealth of Pennsylvania, Refunding GO
1st Series, 5.00%, 07/01/21	1,700	1,700,221
1st Series, 5.00%, 08/15/23	1,000	1,100,660
2nd Series, 5.00%, 01/15/22	1,000	1,025,990
County of Lehigh, Refunding RB
5.00%, 07/01/22	1,385	1,450,843
5.00%, 07/01/23	700	765,947
DuBois Area School District, Refunding GO
Series B, (BAM SAW), 4.00%, 11/01/22	225	235,420
Series B, (BAM SAW), 4.00%, 11/01/23	325	350,805
East Penn School District, Refunding GO, (SAW), 4.00%, 08/01/21	1,030	1,033,100
Easton Area School District, Refunding GO, Series A, (SAW), 4.00%, 04/01/23	375	398,899
Geisinger Authority, Refunding RB, 5.00%, 04/01/22	4,000	4,143,000
Muhlenberg School District, Refunding GO
(SAW), 4.00%, 05/15/23	525	560,742
(SAW), 4.00%, 05/15/24	200	220,284
Palmyra Area School District, Refunding GO
(SAW), 4.00%, 04/01/22	915	939,760
(SAW), 4.00%, 04/01/23	590	626,745
Pennsylvania Economic Development Financing Authority, RB
Series A, 2.15%, 11/01/21	1,500	1,510,290
Series A-1, 5.00%, 04/15/22	545	565,388
Series A-1, 5.00%, 04/15/24	575	648,376
Pennsylvania Economic Development Financing Authority, Refunding RB 0.40%, 10/01/23	10,000	10,012,600
Series A, 4.00%, 10/15/24	425	473,888
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 133, 5.00%, 10/01/23	400	439,928
Perkasie Regional Authority, Refunding RB, (BAM), 4.00%, 02/01/23	230	242,694
Philadelphia Gas Works Co., RB, Series A, (AGM), 5.00%, 08/01/24	500	568,135
Philadelphia Gas Works Co., Refunding RB 5.00%, 08/01/21	2,000	2,007,420
Series B, 5.00%, 08/01/23	1,000	1,093,000
Series B, (AGM), 5.00%, 08/01/24	500	568,135
Pottstown School District, Refunding GO, (BAM SAW), 4.00%, 06/01/23	385	411,500
Public Parking Authority Of Pittsburgh, Refunding RB
Series A, 5.00%, 12/01/22	665	709,907
Series A, 5.00%, 12/01/22(d)	345	368,256
School District of Philadelphia, GO
Series A, (SAW), 5.00%, 09/01/22	1,150	1,213,503
Series A, (SAW), 5.00%, 09/01/23	1,250	1,376,675
Southeastern Pennsylvania Transportation Authority, RB
5.00%, 06/01/23	1,000	1,088,710
5.00%, 06/01/24	900	1,018,575

58	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2021	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Wilson Area School District, Refunding GO
(SAW), 4.00%, 03/15/22	$285	$292,262
(SAW), 4.00%, 03/15/23	900	954,657

		66,711,128

Puerto Rico — 0.6%
Puerto Rico Housing Finance Authority, Refunding RB, 5.00%, 12/01/23	4,500	5,007,240

Rhode Island — 0.1%
Rhode Island Commerce Corp., Refunding RB, Series A, 5.00%, 06/15/23	800	874,912

South Carolina — 1.8%
College of Charleston, Refunding RB, Series A, 5.00%, 04/01/24	1,640	1,849,395
Lexington County Health Services District Inc., Refunding RB, 5.00%, 11/01/21	250	253,985
Patriots Energy Group Financing Agency, RB, Series A, 4.00%, 10/01/48(a)	9,255	10,052,226
Piedmont Municipal Power Agency Refunding RB, Series A, 4.00%, 01/01/25	1,480	1,660,737
South Carolina Jobs-Economic Development Authority, RB, 0.05%, 12/01/38(a)	1,005	1,005,000

		14,821,343

South Dakota — 0.1%
South Dakota Health & Educational Facilities Authority, Refunding RB
Series A, 5.00%, 09/01/23	335	368,986
Series A, 5.00%, 09/01/24	350	400,477

		769,463

Tennessee — 0.3%
Tennergy Corp., RB
Series A, 4.00%, 03/01/24	350	382,557
Series A, 4.00%, 09/01/24	500	553,970
Series A, 4.00%, 03/01/25	500	560,545
Tennessee Energy Acquisition Corp., RB
5.00%, 11/01/24	250	285,942
Series A, 5.25%, 09/01/24	910	1,041,823

		2,824,837

Texas — 8.9%
Clear Creek Independent School District, GO, (PSF-GTD), 5.00%, 02/15/25	650	756,633
Dallas Fort Worth International Airport, Refunding RB 5.00%, 11/01/23	2,500	2,779,150
Series A, 5.00%, 11/01/23	1,250	1,389,575
Fort Worth Independent School District GO, Series A, (PSF), 5.00%, 02/15/25(b)	1,150	1,336,806
Goose Creek Consolidated Independent School District, GO, (PSF-GTD), 2.00%, 02/15/25	1,285	1,356,754
Harris County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 11/15/21	725	737,804
Port of Arthur Navigation District Industrial Development Corp., RB(a) 0.06%, 06/01/41	8,000	8,000,000

Security	Par (000)	Value

Texas (continued)
Port of Arthur Navigation District Industrial Development Corp., RB(a) (continued) 0.06%, 03/01/42	$13,000	$13,000,000
Richardson Independent School District GO, (PSF), 5.00%, 02/15/25(b)	1,250	1,452,350
San Antonio Water System RB, Series A, 5.00%, 05/15/25(b)	1,950	2,288,364
State of Texas, GO(a)
Series A, 0.05%, 06/01/41	4,105	4,105,000
Series A, 0.05%, 06/01/43	3,450	3,450,000
Series A, 0.05%, 06/01/45	4,180	4,180,000
Series B, 0.05%, 12/01/41	9,500	9,500,000
Series B, 0.05%, 12/01/42	5,590	5,590,000
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 07/01/22	1,815	1,899,996
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB
5.00%, 12/15/23	1,000	1,108,960
5.00%, 12/15/24	2,900	3,327,025
Texas Transportation Commission State Highway Fund, RB, Series B-1, 0.03%, 04/01/32(a)	7,000	7,000,000
Waco Educational Finance Corp., RB, 4.00%, 03/01/25(b)	400	451,328

		73,709,745

Utah — 0.2%
Central Utah Water Conservancy District, Refunding RB, Series B, 5.00%, 10/01/21	1,875	1,897,444

Virginia — 0.2%
Virginia College Building Authority, RB, Seties A, 5.00%, 02/01/25	1,300	1,512,680

Washington — 1.4%
County of King, Refunding GO, Series A, 0.03%, 01/01/46(a)	2,900	2,900,000
King County Housing Authority, Refunding RB
3.00%, 06/01/23	200	209,322
3.00%, 06/01/24	225	239,942
Port of Seattle, Refunding ARB, Series B, 5.00%, 03/01/24	1,375	1,546,724
Seattle Housing Authority, RB, M/F Housing, Series A, 3.00%, 06/01/23	3,000	3,139,170
State of Washington, RB, Series F, 5.00%, 09/01/22	460	485,921
Tobacco Settlement Authority, Refunding RB, 5.00%, 06/01/22	2,500	2,614,000
Washington Health Care Facilities Authority, Refunding RB, Series B, 5.00%, 08/15/21	625	628,556

		11,763,635

Wisconsin — 0.1%
Public Finance Authority, Refunding RB 5.00%, 01/01/23	300	320,757

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) June 30, 2021	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, Refunding RB (continued) 5.00%, 01/01/24	$300	$333,954
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 11/15/21	350	354,879

		1,009,590

Total Long-Term Investments — 99.5% (Cost: $816,492,005)		821,725,569

	Shares

Short-Term Securities

Money Market Funds — 1.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(e)(f)	8,171,379	8,173,013

Total Short-Term Securities — 1.0% (Cost: $8,173,013)		8,173,013

Total Investments — 100.5% (Cost: $824,665,018)		829,898,582

Liabilities in Excess of Other Assets — (0.5)%		(3,953,448)

Net Assets — 100.0%		$825,945,134

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	When-issued security.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended June 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/30/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$29,737,268	$—	$(21,565,902	)(a)	$174	$1,473	$8,173,013	8,171,379	$3,022	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$821,725,569	$—	$821,725,569
Short-Term Securities
Money Market Funds	8,173,013	—	—	8,173,013

	$8,173,013	$821,725,569	$—	$829,898,582

See notes to financial statements.

60	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

June 30, 2021

	BlackRock New York Municipal Opportunities Fund	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund

ASSETS
Investments, at value — unaffiliated(a)	$1,640,120,147	$2,009,787,973	$13,485,958,595	$821,725,569
Investments, at value — affiliated(b)	32,939,572	156,292,907	2,753,375,834	8,173,013
Cash	25,999	—	—	—
Cash pledged for futures contracts	6,952,000	1,591,000	8,955,000	—
Receivables:
Investments sold	2,281,126	9,649,419	41,511,129	1,910,025
Capital shares sold	3,890,872	8,445,822	31,196,932	3,356,847
Dividends — affiliated	150	776	7,640	127
Interest — unaffiliated	15,800,709	19,776,683	135,853,380	5,641,883
From the Manager	18,403	—	—	—
Prepaid expenses	43,060	68,904	265,627	85,297

Total assets	1,702,072,038	2,205,613,484	16,457,124,137	840,892,761

ACCRUED LIABILITIES
Bank overdraft	—	—	54,119	—
Payables:
Investments purchased	3,149,263	48,731,608	1,094,862,021	11,385,343
Capital shares redeemed	5,246,329	4,142,758	30,347,571	2,969,424
Income dividend distributions	633,029	1,209,015	3,028,788	153,665
Interest expense and fees	18,580	31,423	15,641	—
Investment advisory fees	511,922	680,717	4,341,275	163,584
Directors’ and Officer’s fees	16,241	—	80,851	257
Other accrued expenses	341,200	367,361	1,907,771	209,208
Other affiliates	8,370	6,863	69,792	3,385
Service and distribution fees	221,741	159,329	998,920	62,761
Variation margin on futures contracts	757,160	179,311	941,891	—

Total accrued liabilities	10,903,835	55,508,385	1,136,648,640	14,947,627

OTHER LIABILITIES
TOB Trust Certificates	104,930,048	114,823,537	126,900,000	—

Total liabilities	115,833,883	170,331,922	1,263,548,640	14,947,627

NET ASSETS	$1,586,238,155	$2,035,281,562	$15,193,575,497	$825,945,134

NET ASSETS CONSIST OF
Paid-in capital	$1,543,782,186	$1,850,811,669	$14,298,329,945	$822,362,309
Accumulated earnings	42,455,969	184,469,893	895,245,552	3,582,825

NET ASSETS	$1,586,238,155	$2,035,281,562	$15,193,575,497	$825,945,134

(a) Investments, at cost — unaffiliated	$1,492,092,355	$1,819,212,478	$12,634,951,189	$816,492,005
(b) Investments, at cost — affiliated	$32,937,129	$156,292,487	$2,751,472,131	$8,173,013

F I N A N C I A L S T A T E M E N T S	61

Statements of Assets and Liabilities (continued)

June 30, 2021

	BlackRock New York Municipal Opportunities Fund	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund

NET ASSET VALUE

Institutional
Net assets	$706,228,697	$1,190,526,322	$5,801,296,447	$502,164,302

Shares outstanding	60,955,257	111,352,751	505,919,802	49,363,190

Net asset value	$11.59	$10.69	$11.47	$10.17

Shares authorized	Unlimited	350 Million	800 Million	150 Million

Par value	$0.10	$0.10	$0.10	$0.10

Service
Net assets	N/A	N/A	$3,563,563	N/A

Shares outstanding	N/A	N/A	311,008	N/A

Net asset value	N/A	N/A	$11.46	N/A

Shares authorized	N/A	N/A	375 Million	N/A

Par value	N/A	N/A	$0.10	N/A

Investor A
Net assets	$697,841,979	$634,326,124	$4,427,190,897	$287,551,429

Shares outstanding	60,194,707	59,471,872	385,820,634	28,247,606

Net asset value	$11.59	$10.67	$11.47	$10.18

Shares authorized	Unlimited	100 Million	800 Million	150 Million

Par value	$0.10	$0.10	$0.10	$0.10

Investor A1
Net assets	$89,500,553	N/A	N/A	$12,929,917

Shares outstanding	7,720,492	N/A	N/A	1,269,910

Net asset value	$11.59	N/A	N/A	$10.18

Shares authorized	Unlimited	N/A	N/A	150 Million

Par value	$0.10	N/A	N/A	$0.10

Investor C
Net assets	$87,465,362	$44,049,895	$129,601,307	$5,122,599

Shares outstanding	7,547,423	4,118,488	11,293,246	518,471

Net asset value	$11.59	$10.70	$11.48	$9.88

Shares authorized	Unlimited	100 Million	375 Million	150 Million

Par value	$0.10	$0.10	$0.10	$0.10

Class K
Net assets	$5,201,564	$166,379,221	$4,831,923,283	$18,176,887

Shares outstanding	449,003	15,563,804	421,196,473	1,786,862

Net asset value	$11.58	$10.69	$11.47	$10.17

Shares authorized	Unlimited	2 Billion	1.35 Billion	150 Million

Par value	$0.10	$0.10	$0.10	$0.10

See notes to financial statements.

62	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended June 30, 2021

	BlackRock New York Municipal Opportunities Fund	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund

INVESTMENT INCOME
Dividends — affiliated	$5,376	$11,549	$757,272	$3,022
Interest — unaffiliated	47,847,483	64,372,152	324,227,246	7,930,539

Total investment income	47,852,859	64,383,701	324,984,518	7,933,561

EXPENSES
Investment advisory	7,248,035	7,334,297	53,817,646	2,203,546
Service and distribution — class specific	2,818,814	1,741,079	12,118,494	743,503
Transfer agent — class specific	814,563	703,047	7,877,865	476,136
Professional	238,294	258,013	306,093	60,862
Accounting services	217,632	194,633	1,224,448	121,047
Registration	118,019	227,843	826,401	216,513
Reorganization	86,834	—	—	—
Printing and postage	64,365	24,775	20,537	17,781
Custodian	22,483	35,077	213,894	9,165
Directors and Officer	20,521	16,246	151,533	9,262
Miscellaneous	84,717	78,900	278,071	37,054

Total expenses excluding interest expense	11,734,277	10,613,910	76,834,982	3,894,869
Interest expense(a)	691,475	769,830	788,048	—

Total expenses	12,425,752	11,383,740	77,623,030	3,894,869
Less:
Fees waived and/or reimbursed by the Manager	(991,212)	(335,978)	(3,768,362)	(335,716)
Transfer agent fees waived and/or reimbursed — class specific	(71,716)	(31,875)	(3,134,055)	(146,265)

Total expenses after fees waived and/or reimbursed	11,362,824	11,015,887	70,720,613	3,412,888

Net investment income	36,490,035	53,367,814	254,263,905	4,520,673

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	22,839,763	30,890,419	155,798,428	(34,894)
Investments — affiliated	3,511	2,108	(15,882)	174
Futures contracts	18,742,094	(680,279)	38,617,223	—

	41,585,368	30,212,248	194,399,769	(34,720)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	62,568,056	154,036,947	286,758,497	1,279,490
Investments — affiliated	(1,066)	(3,299)	1,244,428	1,473
Futures contracts	2,355,708	(961,582)	(7,873,659)	—

	64,922,698	153,072,066	280,129,266	1,280,963

Net realized and unrealized gain	106,508,066	183,284,314	474,529,035	1,246,243

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$142,998,101	$236,652,128	$728,792,940	$5,766,916

(a)	Related to TOBs Trusts.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	63

Statements of Changes in Net Assets

	BlackRock New York Municipal Opportunities Fund		BlackRock High Yield Municipal Fund

	Year Ended June 30,		Year Ended June 30,

	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$36,490,035	$41,222,854	$53,367,814	$47,074,029
Net realized gain (loss)	41,585,368	(106,554,783)	30,212,248	(29,196,503)
Net change in unrealized appreciation (depreciation)	64,922,698	(1,576,667)	153,072,066	(33,680,968)

Net increase (decrease) in net assets resulting from operations	142,998,101	(66,908,596)	236,652,128	(15,803,442)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(16,925,281)	(19,989,098)	(31,948,494)	(28,738,136)
Investor A	(15,856,840)	(16,753,072)	(16,231,308)	(14,007,682)
Investor A1	(2,171,880)	(2,387,660)	—	—
Investor C	(1,425,757)	(1,869,511)	(1,167,144)	(1,686,708)
Investor C1	—	(577)	—	—
Class K	(110,917)	(185,363)	(3,945,319)	(2,506,737)

Decrease in net assets resulting from distributions to shareholders	(36,490,675)	(41,185,281)	(53,292,265)	(46,939,263)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(186,279,396)	204,240,421	529,983,558	145,068,604

NET ASSETS
Total increase (decrease) in net assets	(79,771,970)	96,146,544	713,343,421	82,325,899
Beginning of year	1,666,010,125	1,569,863,581	1,321,938,141	1,239,612,242

End of year	$1,586,238,155	$1,666,010,125	$2,035,281,562	$1,321,938,141

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

64	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock National Municipal Fund		BlackRock Short-Term Municipal Fund

	Year Ended June 30,		Year Ended June 30,

	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$254,263,905	$288,408,961	$4,520,673	$7,042,279
Net realized gain (loss)	194,399,769	(151,058,362)	(34,720)	(41,500)
Net change in unrealized appreciation (depreciation)	280,129,266	141,723,030	1,280,963	641,672

Net increase in net assets resulting from operations	728,792,940	279,073,629	5,766,916	7,642,451

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(96,342,920)	(109,372,132)	(3,176,503)	(5,199,554)
Service	(58,285)	(77,353)	—	—
Investor A	(68,908,582)	(82,685,594)	(1,220,634)	(1,511,259)
Investor A1	—	—	(81,573)	(202,016)
Investor C	(1,413,914)	(3,773,946)	—	(58,742)
Investor C1	—	(8,855)	—	—
Class K	(86,606,452)	(106,062,753)	(83,481)	(102,105)

Decrease in net assets resulting from distributions to shareholders	(253,330,153)	(301,980,633)	(4,562,191)	(7,073,676)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,327,537,307	2,110,970,443	174,867,777	150,668,719

NET ASSETS
Total increase in net assets	1,803,000,094	2,088,063,439	176,072,502	151,237,494
Beginning of year	13,390,575,403	11,302,511,964	649,872,632	498,635,138

End of year	$15,193,575,497	$13,390,575,403	$825,945,134	$649,872,632

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	65

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund
	Institutional
	Year Ended June 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$10.83	$11.38	$11.31	$11.21	$11.58

Net investment income(a)	0.28	0.28	0.33	0.33	0.35
Net realized and unrealized gain (loss)	0.76	(0.55)	0.22	0.10	(0.37)

Net increase (decrease) from investment operations	1.04	(0.27)	0.55	0.43	(0.02)

Distributions(b)
From net investment income	(0.28)	(0.28)	(0.36)	(0.33)	(0.35)
From net realized gain	—	—	(0.12)	—	—

Total distributions	(0.28)	(0.28)	(0.48)	(0.33)	(0.35)

Net asset value, end of year	$11.59	$10.83	$11.38	$11.31	$11.21

Total Return(c)
Based on net asset value	9.71%	(2.41)%	4.96%	3.93%	(0.09)%

Ratios to Average Net Assets(d)
Total expenses	0.61%	0.63%	0.71%	0.74%	0.75%

Total expenses after fees waived and/or reimbursed	0.54%	0.58%	0.65%	0.63%	0.63%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.50%	0.50%	0.50%	0.50%	0.52%

Net investment income	2.49%	2.52%	2.99%	2.96%	3.17%

Supplemental Data
Net assets, end of year (000)	$706,229	$702,632	$733,534	$455,378	$266,540

Borrowings outstanding, end of year (000)	$104,930	$94,386	$88,529	$67,389	$60,785

Portfolio turnover rate	15%	43%	43%	43%	34%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2021	2020	2019	2018	2017
Investments in underlying funds	—%	0.01%	0.01%	0.01%	0.01%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

66	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)
	Investor A
	Year Ended June 30,
	2021	2020		2019	2018	2017

Net asset value, beginning of year	$10.84	$11.39		$11.31	$11.21	$11.58

Net investment income(a)	0.25	0.25		0.31	0.31	0.33
Net realized and unrealized gain (loss)	0.75	(0.55)		0.22	0.10	(0.38)

Net increase (decrease) from investment operations	1.00	(0.30)		0.53	0.41	(0.05)

Distributions(b)
From net investment income	(0.25)	(0.25)		(0.33)	(0.31)	(0.32)
From net realized gain	—	—		(0.12)	—	—

Total distributions	(0.25)	(0.25)		(0.45)	(0.31)	(0.32)

Net asset value, end of year	$11.59	$10.84		$11.39	$11.31	$11.21

Total Return(c)
Based on net asset value	9.34%	(2.65)%		4.79%	3.67%	(0.34)%

Ratios to Average Net Assets(d)
Total expenses	0.85%	0.88	%(e)	0.97%	0.96%	0.96%

Total expenses after fees waived and/or reimbursed	0.79%	0.84%		0.90%	0.88%	0.88%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	0.75%	0.75%		0.75%	0.75%	0.77%

Net investment income	2.24%	2.27%		2.73%	2.71%	2.92%

Supplemental Data
Net assets, end of year (000)	$697,842	$756,236		$609,557	$362,961	$260,308

Borrowings outstanding, end of year (000)	$104,930	$94,386		$88,529	$67,389	$60,785

Portfolio turnover rate	15%	43%		43%	43%	34%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2021	2020	2019	2018	2017
Investments in underlying funds	—%	0.01%	0.01%	0.01%	0.01%

(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)
	Investor A1
	Year Ended June 30,
	2021	2020		2019	2018	2017

Net asset value, beginning of year	$10.84	$11.38		$11.31	$11.21	$11.58

Net investment income(a)	0.27	0.27		0.32	0.32	0.34
Net realized and unrealized gain (loss)	0.75	(0.54)		0.21	0.10	(0.37)

Net increase (decrease) from investment operations	1.02	(0.27)		0.53	0.42	(0.03)

Distributions(b)
From net investment income	(0.27)	(0.27)		(0.34)	(0.32)	(0.34)
From net realized gain	—	—		(0.12)	—	—

Total distributions	(0.27)	(0.27)		(0.46)	(0.32)	(0.34)

Net asset value, end of year	$11.59	$10.84		$11.38	$11.31	$11.21

Total Return(c)
Based on net asset value	9.50%	(2.42)%		4.85%	3.83%	(0.19)%

Ratios to Average Net Assets(d)
Total expenses	0.70%	0.73	%(e)	0.81%	0.81%	0.81	%(e)

Total expenses after fees waived and/or reimbursed	0.64%	0.69%		0.75%	0.72%	0.73%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	0.60%	0.60%		0.60%	0.60%	0.63%

Net investment income	2.39%	2.42%		2.89%	2.87%	3.06%

Supplemental Data
Net assets, end of year (000)	$89,501	$91,458		$103,286	$107,538	$114,821

Borrowings outstanding, end of year (000)	$104,930	$94,386		$88,529	$67,389	$60,785

Portfolio turnover rate	15%	43%		43%	43%	34%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2021	2020	2019	2018	2017
Investments in underlying funds	—%	0.01%	0.01%	0.01%	0.01%

(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

68	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)
	Investor C
	Year Ended June 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$10.83	$11.38	$11.31	$11.21	$11.58

Net investment income(a)	0.17	0.17	0.22	0.22	0.24
Net realized and unrealized gain (loss)	0.76	(0.55)	0.21	0.10	(0.37)

Net increase (decrease) from investment operations	0.93	(0.38)	0.43	0.32	(0.13)

Distributions(b)
From net investment income	(0.17)	(0.17)	(0.24)	(0.22)	(0.24)
From net realized gain	—	—	(0.12)	—	—

Total distributions	(0.17)	(0.17)	(0.36)	(0.22)	(0.24)

Net asset value, end of year	$11.59	$10.83	$11.38	$11.31	$11.21

Total Return(c)
Based on net asset value	8.62%	(3.38)%	3.92%	2.89%	(1.08)%

Ratios to Average Net Assets(d)
Total expenses	1.62%	1.64%	1.72%	1.73%	1.72%

Total expenses after fees waived and/or reimbursed	1.54%	1.59%	1.65%	1.63%	1.63%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	1.50%	1.50%	1.50%	1.50%	1.52%

Net investment income	1.49%	1.52%	1.99%	1.96%	2.17%

Supplemental Data
Net assets, end of year (000)	$87,465	$111,588	$119,391	$98,722	$85,612

Borrowings outstanding, end of year (000)	$104,930	$94,386	$88,529	$67,389	$60,785

Portfolio turnover rate	15%	43%	43%	43%	34%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2021	2020	2019	2018	2017
Investments in underlying funds	—%	0.01%	0.01%	0.01%	0.01%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)
	Class K
	Year Ended June 30,			Period from 01/25/18 to 06/30/18	(a)
	2021	2020	2019

Net asset value, beginning of period	$10.83	$11.38	$11.31	$11.34

Net investment income(b)	0.28	0.29	0.34	0.16
Net realized and unrealized gain (loss)	0.75	(0.55)	0.21	(0.05)

Net increase (decrease) from investment operations	1.03	(0.26)	0.55	0.11

Distributions(c)
From net investment income	(0.28)	(0.29)	(0.36)	(0.14)
From net realized gain	—	—	(0.12)	—

Total distributions	(0.28)	(0.29)	(0.48)	(0.14)

Net asset value, end of period	$11.58	$10.83	$11.38	$11.31

Total Return(d)
Based on net asset value	9.67%	(2.36)%	5.01%	1.02	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.57%	0.59%	0.67%	0.67	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.49%	0.54%	0.60%	0.58	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense(i)	0.45%	0.45%	0.45%	0.45	%(g)

Net investment income	2.53%	2.54%	3.05%	3.42	%(g)

Supplemental Data
Net assets, end of period (000)	$5,202	$4,097	$4,050	$2,611

Borrowings outstanding, end of year (000)	$104,930	$94,386	$88,529	$67,389

Portfolio turnover rate	15%	43%	43%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,			Period from 01/25/18 to 06/30/18	(a)
	2021	2020	2019
Investments in underlying funds	—%	0.01%	0.01%	0.01%

(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.68%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

70	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund
	Institutional
	Year Ended June 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$9.54	$9.89	$9.59	$9.54	$9.99

Net investment income(a)	0.35	0.36	0.39	0.40	0.41
Net realized and unrealized gain (loss)	1.15	(0.35)	0.30	0.05	(0.46)

Net increase (decrease) from investment operations	1.50	0.01	0.69	0.45	(0.05)

Distributions from net investment income(b)	(0.35)	(0.36)	(0.39)	(0.40)	(0.40)

Net asset value, end of year	$10.69	$9.54	$9.89	$9.59	$9.54

Total Return(c)
Based on net asset value	16.00%	0.10%	7.36%	4.78%	(0.38)%

Ratios to Average Net Assets(d)
Total expenses	0.61%	0.66%	0.71%	0.70%	0.71%

Total expenses after fees waived and/or reimbursed	0.58%	0.64%	0.68%	0.68%	0.66%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.54%	0.53%	0.52%	0.54%	0.57%

Net investment income	3.44%	3.71%	4.03%	4.14%	4.24%

Supplemental Data
Net assets, end of year (000)	$1,190,526	$757,746	$780,811	$549,217	$516,247

Borrowings outstanding, end of year (000)	$114,824	$102,624	$75,301	$61,022	$60,043

Portfolio turnover rate	23%	31%	14%	25%	36%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2021	2020	2019	2018	2017
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund (continued)
	Investor A
	Year Ended June 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$9.52	$9.87	$9.56	$9.52	$9.97

Net investment income(a)	0.32	0.34	0.36	0.37	0.38
Net realized and unrealized gain (loss)	1.15	(0.35)	0.31	0.04	(0.45)

Net increase (decrease) from investment operations	1.47	(0.01)	0.67	0.41	(0.07)

Distributions from net investment income(b)	(0.32)	(0.34)	(0.36)	(0.37)	(0.38)

Net asset value, end of year	$10.67	$9.52	$9.87	$9.56	$9.52

Total Return(c)
Based on net asset value	15.73%	(0.16)%	7.21%	4.40%	(0.63)%

Ratios to Average Net Assets(d)
Total expenses	0.85%	0.92%	0.98%	0.96%	0.94%

Total expenses after fees waived and/or reimbursed	0.83%	0.89%	0.95%	0.94%	0.91%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.78%	0.78%	0.79%	0.80%	0.82%

Net investment income	3.20%	3.46%	3.76%	3.88%	4.00%

Supplemental Data
Net assets, end of year (000)	$634,326	$422,270	$345,255	$220,992	$201,212

Borrowings outstanding, end of year (000)	$114,824	$102,624	$75,301	$61,022	$60,043

Portfolio turnover rate	23%	31%	14%	25%	36%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2021	2020	2019	2018	2017
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

72	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund (continued)
	Investor C
	Year Ended June 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$9.55	$9.89	$9.59	$9.55	$9.99

Net investment income(a)	0.25	0.26	0.29	0.30	0.31
Net realized and unrealized gain (loss)	1.15	(0.34)	0.30	0.04	(0.44)

Net increase (decrease) from investment operations	1.40	(0.08)	0.59	0.34	(0.13)

Distributions from net investment income(b)	(0.25)	(0.26)	(0.29)	(0.30)	(0.31)

Net asset value, end of year	$10.70	$9.55	$9.89	$9.59	$9.55

Total Return(c)
Based on net asset value	14.83%	(0.80)%	6.28%	3.62%	(1.26)%

Ratios to Average Net Assets(d)
Total expenses	1.63%	1.69%	1.74%	1.73%	1.70%

Total expenses after fees waived and/or reimbursed	1.59%	1.65%	1.70%	1.69%	1.66%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	1.54%	1.54%	1.54%	1.56%	1.57%

Net investment income	2.49%	2.70%	3.02%	3.13%	3.25%

Supplemental Data
Net assets, end of year (000)	$44,050	$58,114	$64,484	$60,065	$63,314

Borrowings outstanding, end of year (000)	$114,824	$102,624	$75,301	$61,022	$60,043

Portfolio turnover rate	23%	31%	14%	25%	36%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2021	2020	2019	2018	2017
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund (continued)
	Class K
	Year Ended June 30,			Period from 01/25/18 to 06/30/18	(a)
	2021	2020	2019

Net asset value, beginning of period	$9.54	$9.89	$9.59	$9.62

Net investment income(b)	0.35	0.36	0.39	0.18
Net realized and unrealized gain (loss)	1.15	(0.34)	0.30	(0.04)

Net increase from investment operations	1.50	0.02	0.69	0.14

Distributions from net investment income(c)	(0.35)	(0.37)	(0.39)	(0.17)

Net asset value, end of period	$10.69	$9.54	$9.89	$9.59

Total Return(d)
Based on net asset value	16.05%	0.14%	7.40%	1.50	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.57%	0.64%	0.69%	0.67	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.54%	0.60%	0.65%	0.62	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense(i)	0.49%	0.49%	0.49%	0.49	%(g)

Net investment income	3.47%	3.77%	4.04%	4.48	%(g)

Supplemental Data
Net assets, end of period (000)	$166,379	$83,809	$49,062	$11,712

Borrowings outstanding, end of year (000)	$114,824	$102,624	$75,301	$61,022

Portfolio turnover rate	23%	31%	14%	25%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,			Period from 01/25/18 to 06/30/18	(a)
	2021	2020	2019
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%

(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.68%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

74	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund
	Institutional
	Year Ended June 30,
	2021		2020		2019		2018	2017

Net asset value, beginning of year	$11.07		$11.06		$10.79		$10.88	$11.22

Net investment income(a)	0.21		0.26		0.33		0.33	0.34
Net realized and unrealized gain (loss)	0.40		0.02		0.27		(0.09)	(0.34)

Net increase from investment operations	0.61		0.28		0.60		0.24	0.00

Distributions(b)
From net investment income	(0.21)		(0.26)		(0.33)		(0.33)	(0.34)
From net realized gain	—		(0.01)		—		—	—

Total distributions	(0.21)		(0.27)		(0.33)		(0.33)	(0.34)

Net asset value, end of year	$11.47		$11.07		$11.06		$10.79	$10.88

Total Return(c)
Based on net asset value	5.59%		2.62%		5.68%		2.23%	0.09%

Ratios to Average Net Assets(d)
Total expenses	0.49%		0.53%		0.53%		0.52%	0.57%

Total expenses after fees waived and/or reimbursed	0.44%		0.47%		0.48%		0.44%	0.49%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.43	%(e)	0.43	%(e)	0.43	%(e)	0.44%	0.48	%(e)

Net investment income	1.89%		2.39%		3.04%		3.04%	3.15%

Supplemental Data
Net assets, end of year (000)	$5,801,296		$4,650,471		$4,063,258		$3,028,849	$3,225,595

Borrowings outstanding, end of year (000)	$126,900		$126,900		$324,360		$—	$—

Portfolio turnover rate	42%		75%		77%		51%	83%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2021	2020	2019	2018	2017
Investments in underlying funds	0.01%	0.02%	0.01%	0.01%	0.01%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)
	Service
	Year Ended June 30,
	2021		2020		2019		2018	2017

Net asset value, beginning of year	$11.07		$11.06		$10.78		$10.87	$11.21

Net investment income(a)	0.19		0.25		0.31		0.31	0.33
Net realized and unrealized gain (loss)	0.39		0.01		0.27		(0.10)	(0.35)

Net increase (decrease) from investment operations	0.58		0.26		0.58		0.21	(0.02)

Distributions(b)
From net investment income	(0.19)		(0.24)		(0.30)		(0.30)	(0.32)
From net realized gain	—		(0.01)		—		—	—

Total distributions	(0.19)		(0.25)		(0.30)		(0.30)	(0.32)

Net asset value, end of year	$11.46		$11.07		$11.06		$10.78	$10.87

Total Return(c)
Based on net asset value	5.24%		2.37%		5.51%		1.99%	(0.14)%

Ratios to Average Net Assets(d)
Total expenses	0.71%		0.74%		0.76%		0.71%	0.76%

Total expenses after fees waived and/or reimbursed	0.68%		0.71%		0.73%		0.67%	0.71%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.67	%(e)	0.67	%(e)	0.68	%(e)	0.67%	0.71	%(e)

Net investment income	1.65%		2.25%		2.90%		2.90%	3.04%

Supplemental Data
Net assets, end of year (000)	$3,564		$3,494		$3,318		$2,407	$3,150

Borrowings outstanding, end of year (000)	$126,900		$126,900		$324,360		$—	$—

Portfolio turnover rate	42%		75%		77%		51%	83%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2021	2020	2019	2018	2017
Investments in underlying funds	0.01%	0.02%	0.01%	0.01%	0.01%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

76	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)
	Investor A
	Year Ended June 30,
	2021		2020		2019		2018	2017

Net asset value, beginning of year	$11.08		$11.07		$10.80		$10.88	$11.23

Net investment income(a)	0.19		0.24		0.30		0.30	0.32
Net realized and unrealized gain (loss)	0.39		0.02		0.27		(0.08)	(0.35)

Net increase (decrease) from investment operations	0.58		0.26		0.57		0.22	(0.03)

Distributions(b)
From net investment income	(0.19)		(0.24)		(0.30)		(0.30)	(0.32)
From net realized gain	—		(0.01)		—		—	—

Total distributions	(0.19)		(0.25)		(0.30)		(0.30)	(0.32)

Net asset value, end of year	$11.47		$11.08		$11.07		$10.80	$10.88

Total Return(c)
Based on net asset value	5.23%		2.36%		5.41%		2.07%	(0.22)%

Ratios to Average Net Assets(d)
Total expenses	0.75%		0.80%		0.82%		0.77%	0.81%

Total expenses after fees waived and/or reimbursed	0.69%		0.72%		0.73%		0.69%	0.70%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.68	%(e)	0.68	%(e)	0.68	%(e)	0.69%	0.70	%(e)

Net investment income	1.64%		2.13%		2.79%		2.79%	2.93%

Supplemental Data
Net assets, end of year (000)	$4,427,191		$3,978,736		$3,227,894		$2,730,622	$2,342,752

Borrowings outstanding, end of year (000)	$126,900		$126,900		$324,360		$—	$—

Portfolio turnover rate	42%		75%		77%		51%	83%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2021	2020	2019	2018	2017
Investments in underlying funds	0.01%	0.02%	0.01%	0.01%	0.01%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)
	Investor C
	Year Ended June 30,
	2021		2020		2019		2018	2017

Net asset value, beginning of year	$11.08		$11.07		$10.80		$10.88	$11.23

Net investment income(a)	0.10		0.15		0.22		0.22	0.24
Net realized and unrealized gain (loss)	0.40		0.02		0.27		(0.08)	(0.35)

Net increase (decrease) from investment operations	0.50		0.17		0.49		0.14	(0.11)

Distributions(b)
From net investment income	(0.10)		(0.15)		(0.22)		(0.22)	(0.24)
From net realized gain	—		(0.01)		—		—	—

Total distributions	(0.10)		(0.16)		(0.22)		(0.22)	(0.24)

Net asset value, end of year	$11.48		$11.08		$11.07		$10.80	$10.88

Total Return(c)
Based on net asset value	4.53%		1.60%		4.63%		1.31%	(0.96)%

Ratios to Average Net Assets(d)
Total expenses	1.48%		1.51%		1.51%		1.47%	1.51%

Total expenses after fees waived and/or reimbursed	1.44%		1.47%		1.48%		1.43%	1.45%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.43	%(e)	1.43	%(e)	1.43	%(e)	1.43%	1.44	%(e)

Net investment income	0.90%		1.39%		2.06%		2.04%	2.19%

Supplemental Data
Net assets, end of year (000)	$129,601		$232,884		$270,445		$327,384	$382,703

Borrowings outstanding, end of year (000)	$126,900		$126,900		$324,360		$—	$—

Portfolio turnover rate	42%		75%		77%		51%	83%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2021	2020	2019	2018	2017
Investments in underlying funds	0.01%	0.02%	0.01%	0.01%	0.01%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

78	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)
	Class K
	Year Ended June 30,
	2021		2020		2019		2018	2017

Net asset value, beginning of year	$11.08		$11.07		$10.79		$10.88	$11.22

Net investment income(a)	0.22		0.27		0.33		0.33	0.35
Net realized and unrealized gain (loss)	0.39		0.02		0.28		(0.09)	(0.34)

Net increase from investment operations	0.61		0.29		0.61		0.24	0.01

Distributions(b)
From net investment income	(0.22)		(0.27)		(0.33)		(0.33)	(0.35)
From net realized gain	—		(0.01)		—		—	—

Total distributions	(0.22)		(0.28)		(0.33)		(0.33)	(0.35)

Net asset value, end of year	$11.47		$11.08		$11.07		$10.79	$10.88

Total Return(c)
Based on net asset value	5.54%		2.67%		5.82%		2.28%	0.15%

Ratios to Average Net Assets(d)
Total expenses	0.42%		0.46%		0.46%		0.44%	0.48%

Total expenses after fees waived and/or reimbursed	0.39%		0.42%		0.43%		0.39%	0.41%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.38	%(e)	0.38	%(e)	0.38	%(e)	0.39%	0.40	%(e)

Net investment income	1.94%		2.43%		3.09%		3.09%	3.24%

Supplemental Data
Net assets, end of year (000)	$4,831,923		$4,524,990		$3,736,686		$3,012,495	$1,847,397

Borrowings outstanding, end of year (000)	$126,900		$126,900		$324,360		$—	$—

Portfolio turnover rate	42%		75%		77%		51%	83%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2021	2020	2019	2018	2017
Investments in underlying funds	0.01%	0.02%	0.01%	0.01%	0.01%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund
	Institutional
	Year Ended June 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$10.15	$10.15	$10.08	$10.12	$10.18

Net investment income(a)	0.07	0.15	0.16	0.11	0.07
Net realized and unrealized gain (loss)	0.02	—	0.07	(0.04)	(0.06)

Net increase from investment operations	0.09	0.15	0.23	0.07	0.01

Distributions(b)
From net investment income	(0.07)	(0.15)	(0.16)	(0.11)	(0.07)
From net realized gain	—	—	—	—	(0.00	)(c)

Total distributions	(0.07)	(0.15)	(0.16)	(0.11)	(0.07)

Net asset value, end of year	$10.17	$10.15	$10.15	$10.08	$10.12

Total Return(d)
Based on net asset value	0.90%	1.47%	2.32%	0.71%	0.10%

Ratios to Average Net Assets
Total expenses	0.44%	0.46%	0.46%	0.49%	0.52%

Total expenses after fees waived and/or reimbursed	0.36%	0.36%	0.36%	0.36%	0.37%

Net investment income	0.70%	1.46%	1.61%	1.12%	0.66%

Supplemental Data
Net assets, end of year (000)	$502,164	$418,338	$350,720	$360,543	$357,427

Portfolio turnover rate	41%	94%	129%	153%	88%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

80	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)
	Investor A
	Year Ended June 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$10.16	$10.15	$10.08	$10.13	$10.18

Net investment income(a)	0.05	0.12	0.14	0.09	0.04
Net realized and unrealized gain (loss)	0.02	0.01	0.07	(0.05)	(0.05)

Net increase (decrease) from investment operations	0.07	0.13	0.21	0.04	(0.01)

Distributions(b)
From net investment income	(0.05)	(0.12)	(0.14)	(0.09)	(0.04)
From net realized gain	—	—	—	—	(0.00	)(c)

Total distributions	(0.05)	(0.12)	(0.14)	(0.09)	(0.04)

Net asset value, end of year	$10.18	$10.16	$10.15	$10.08	$10.13

Total Return(d)
Based on net asset value	0.66%	1.32%	2.08%	0.37%	(0.06)%

Ratios to Average Net Assets
Total expenses	0.64%	0.65%	0.67%	0.68%	0.72%

Total expenses after fees waived and/or reimbursed	0.59%	0.60%	0.60%	0.60%	0.63%

Net investment income	0.45%	1.19%	1.39%	0.85%	0.40%

Supplemental Data
Net assets, end of year (000)	$287,551	$199,842	$109,462	$61,444	$67,193

Portfolio turnover rate	41%	94%	129%	153%	88%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	81

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)
	Investor A1
	Year Ended June 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$10.16	$10.16	$10.08	$10.13	$10.19

Net investment income(a)	0.06	0.13	0.15	0.10	0.06
Net realized and unrealized gain (loss)	0.02	0.01	0.08	(0.05)	(0.06)

Net increase from investment operations	0.08	0.14	0.23	0.05	0.00

Distributions(b)
From net investment income	(0.06)	(0.14)	(0.15)	(0.10)	(0.06)
From net realized gain	—	—	—	—	(0.00	)(c)

Total distributions	(0.06)	(0.14)	(0.15)	(0.10)	(0.06)

Net asset value, end of year	$10.18	$10.16	$10.16	$10.08	$10.13

Total Return(d)
Based on net asset value	0.80%	1.37%	2.32%	0.51%	(0.01)%

Ratios to Average Net Assets
Total expenses	0.51%	0.51%	0.53%	0.55%	0.56%

Total expenses after fees waived and/or reimbursed	0.46%	0.46%	0.46%	0.46%	0.48%

Net investment income	0.57%	1.33%	1.47%	0.98%	0.54%

Supplemental Data
Net assets, end of year (000)	$12,930	$14,172	$15,570	$17,389	$19,724

Portfolio turnover rate	41%	94%	129%	153%	88%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

82	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)
	Investor C
	Year Ended June 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$9.89	$9.89	$9.82	$9.86	$9.96

Net investment income (loss)(a)	(0.05)	0.03	0.05	—	(0.04)
Net realized and unrealized gain (loss)	0.04	0.02	0.08	(0.03)	(0.06)

Net increase (decrease) from investment operations	(0.01)	0.05	0.13	(0.03)	(0.10)

Distributions(b)
From net investment income	—	(0.05)	(0.06)	(0.01)	—
From net realized gain	—	—	—	—	(0.00	)(c)

Total distributions	—	(0.05)	(0.06)	(0.01)	—

Net asset value, end of year	$9.88	$9.89	$9.89	$9.82	$9.86

Total Return(d)
Based on net asset value	(0.10)%	0.46%	1.33%	(0.26)%	(0.96)%

Ratios to Average Net Assets
Total expenses	1.43%	1.43%	1.45%	1.46%	1.48%

Total expenses after fees waived and/or reimbursed	1.36%	1.36%	1.36%	1.36%	1.39%

Net investment income (loss)	(0.53)%	0.34%	0.52%	0.01%	(0.41)%

Supplemental Data
Net assets, end of year (000)	$5,123	$10,373	$15,434	$16,825	$22,859

Portfolio turnover rate	41%	94%	129%	153%	88%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	83

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)
	Class K
	Year Ended June 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$10.15	$10.15	$10.08	$10.12	$10.18

Net investment income(a)	0.06	0.12	0.14	0.08	0.00	(b)
Net realized and unrealized gain	0.04	0.03	0.10	—	0.01

Net increase from investment operations	0.10	0.15	0.24	0.08	0.01

Distributions(c)
From net investment income	(0.08)	(0.15)	(0.17)	(0.12)	(0.07)
From net realized gain	—	—	—	—	(0.00	)(d)

Total distributions	(0.08)	(0.15)	(0.17)	(0.12)	(0.07)

Net asset value, end of year	$10.17	$10.15	$10.15	$10.08	$10.12

Total Return(e)
Based on net asset value	0.95%	1.52%	2.37%	0.76%	0.13%

Ratios to Average Net Assets
Total expenses	0.36%	0.37%	0.38%	0.38%	0.43%

Total expenses after fees waived and/or reimbursed	0.31%	0.31%	0.31%	0.31%	0.34%

Net investment income	0.57%	1.23%	1.43%	0.75%	0.02%

Supplemental Data
Net assets, end of year (000)	$18,177	$7,148	$7,450	$6,719	$3,238

Portfolio turnover rate	41%	94%	129%	153%	88%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

84	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Multi-State Municipal Series Trust (the “Trust”) and BlackRock Municipal Bond Fund, Inc. (the “Corporation”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Trust is organized as a Massachusetts business trust. The Corporation is organized as a Maryland corporation. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification
BlackRock Multi-State Municipal Series Trust	BlackRock New York Municipal Opportunities Fund	New York Municipal	Diversified
BlackRock Municipal Bond Fund, Inc.	BlackRock High Yield Municipal Fund	High Yield Municipal	Diversified
	BlackRock National Municipal Fund	National Municipal	Diversified
	BlackRock Short-Term Municipal Fund	Short-Term Municipal	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor A1 and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Investor A1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge		CDSC		Conversion Privilege
Institutional, Service and Class K Shares	No		No		None
Investor A Shares	Yes		No	(a)	None
Investor A1 Shares	No	(b)	No	(c)	None
Investor C Shares	No		Yes	(d)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)

Investor A1 Shares are subject to a maximum sales charge on purchases of 1.00% for all Funds other than New York Municipal Opportunities, which is subject to a maximum sales charge of 4.00%. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A1 Shares.

(c)

Investor A1 Shares may be subject to CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

(d)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Trustees of BlackRock Multi-State Municipal Series Trust and Board of Directors of BlackRock Municipal Bond Fund, Inc. are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Reorganization: The Board and shareholders of BlackRock New York Municipal Opportunities Fund (the “Acquiring Fund”) and the Board and shareholders of BlackRock New York Municipal Bond Trust (the “Target Fund”) approved the reorganization of the Target Fund into the Acquiring Fund. As a result, the Acquiring Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Acquiring Fund.

Each Common Shareholder of the Target Fund received shares of the Acquiring Fund in an amount equal to the aggregate net asset value (“NAV”) of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on October 23, 2020, less the costs of the Target Fund’s reorganization. Cash was distributed for any fractional shares.

The reorganization was accomplished by a tax-free exchange of Common shares of the Acquiring Fund in the following amounts and at the following conversion ratios:

Target Fund	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Acquiring Fund’s Share Class	Shares of the Acquiring Fund
BlackRock New York Municipal Bond Trust	Common	2,800,434	1.44320473	Investor A	4,041,600

The Target Fund’s net assets and composition of net assets on October 23, 2020, the valuation date of the reorganization were as follows:

Target Fund
Net assets	$43,902,809
Paid-in-capital	39,293,626
Accumulated earnings	4,609,183

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements  (continued)

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Acquiring Fund before the reorganization were $1,548,364,641. The aggregate net assets of the Acquiring Fund immediately after the reorganization amounted to $1,592,267,450. The Target Fund’s fair value and cost of financial instruments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments	TOB Trust Certificates
BlackRock New York Municipal Bond Trust	$53,220,158	$48,329,859	$10,600,472

The purpose of these transactions was to combine funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on October 23, 2020.

Assuming the reorganization had been completed on July 1, 2020, the beginning of the fiscal reporting period of the Acquiring Fund, the pro forma results of operations for the year ended June 30, 2021, are as follows:

•	Net investment income: $ 36,735,555

•	Net realized and change in unrealized gain/loss on investments: $ 111,168,142

•	Net increase in net assets resulting from operations: $ 147,903,697

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statement of Operations since October 26, 2020.

Reorganization costs incurred by BlackRock New York Municipal Opportunities Fund in connection with the reorganization were expensed by BlackRock New York Municipal Opportunities Fund. The Manager reimbursed the Fund $86,834, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Prior Year Reorganization: The Board and shareholders of New York Municipal and the Board and shareholders of BlackRock Muni New York Intermediate Duration Fund, Inc. (the “Prior Year Target Fund”) approved the reorganization of the Prior year Target Fund into New York Municipal. As a result, New York Municipal acquired substantially all of the assets and assumed substantially all of the liabilities of the Prior Year Target Fund in exchange for an equal aggregate value of newly-issued shares of New York Municipal.

Each Common Shareholder of the Prior Year Target Fund received shares of New York Municipal in an amount equal to the aggregate NAV of such Common Shareholder’s the Prior Year Target Fund Common Shares, as determined at the close of business on June 19, 2020, less the costs of the Prior Year Target Fund’s reorganization. Cash was distributed for any fractional shares.

The reorganization was accomplished by a tax-free exchange of shares of New York Municipal in the following amounts and at the following conversion ratios:

Target Fund	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Fund’s Share Class	Shares of the Fund
BlackRock Muni New York Intermediate Duration Fund, Inc.	Common	4,209,844	1.36098961	Investor A	5,729,554

The Prior Year Target Fund’s net assets and composition of net assets on June 19, 2020, the valuation date of the reorganization were as follows:

Target Fund
Net assets	$62,088,752
Paid-in-capital	59,006,263
Accumulated earnings	3,082,489

For financial reporting purposes, assets received and shares issued by New York Municipal were recorded at fair value. However, the cost basis of the investments received from the Prior Year Target Fund was carried forward to align ongoing reporting of New York Municipal’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of New York Municipal before the reorganization were $1,622,641,229. The aggregate net assets of New York Municipal immediately after the reorganization amounted to $1,684,729,981. The Prior Year Target Fund’s fair value and cost of investments prior to the reorganization was as follows:

Target Fund	Fair Value of Investments	Cost of Investments	TOB Trust Certificates
BlackRock Muni New York Intermediate Duration Fund, Inc.	$70,713,095	$66,961,872	$9,746,745

The purpose of this transaction was to combine funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on June 22, 2020.

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Notes to Financial Statements  (continued)

Assuming the reorganization had been completed on July 1, 2019, the beginning of the fiscal reporting period of New York Municipal, the pro forma results of operations for the year ended June 30, 2020, are as follows:

•	Net investment income: $ 42,795,244

•	Net realized and change in unrealized loss on investments: $ (110,826,573)

•	Net decrease in net assets resulting from operations: $ (68,031,329)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Prior Year Target Fund that have been included in New York Municipal’s Statements of Operations since June 22, 2020.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts,) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

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Notes to Financial Statements  (continued)

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
New York Municipal	$134,048	$436,948	$120,479	$691,475
High Yield Municipal	157,297	487,422	125,111	769,830
National Municipal	143,980	497,403	146,665	788,048

For the year ended June 30, 2021, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
New York Municipal	$210,753,112	$104,930,048	0.05% — 0.25%	$101,791,781	0.68%
High Yield Municipal	202,541,682	114,823,537	0.04 — 0.19	112,931,703	0.68
National Municipal	312,965,983	126,900,000	0.06 — 0.07	126,900,000	0.62

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at June 30, 2021, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at June 30, 2021.

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements  (continued)

For the year ended June 30, 2021, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

Fund Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
New York Municipal	$—	—%	$235,943	0.71%

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation and the Trust, on behalf of the applicable Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	New York Municipal	High Yield Municipal
First $1 billion	0.47%	0.47%
$1 billion — $3 billion	0.44	0.44
$3 billion — $5 billion	0.42	0.42
$5 billion — $10 billion	0.41	0.41
Greater than $10 billion	0.40	0.40

	Investment Advisory Fees
Aggregate of Average Daily Net Assets of the Two Combined Funds(a)	National Municipal	Short-Term Municipal
First $250 Million	0.410%	0.360%
$250 Million — $400 Million	0.385	0.340
$400 Million — $550 Million	0.385	0.320
Greater than $550 Million	0.385	0.290

(a)

The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of National Municipal and Short-Term Municipal (the “two combined Funds”) that falls within that breakpoint level by the aggregate average daily net assets of the two combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

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Notes to Financial Statements  (continued)

For the year ended June 30, 2021, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Fund Name	Amounts Reimbursed
New York Municipal	$18,094
High Yield Municipal	15,826
National Municipal	159,105
Short-Term Municipal	8,140

Service and Distribution Fees: The Corporation and the Trust, on behalf of the applicable Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	New York Municipal		High Yield Municipal		National Municipal		Short-Term Municipal
Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees
Service	N/A	N/A	N/A	N/A	0.25%	N/A	N/A	N/A
Investor A	0.25%	N/A	0.25%	N/A	0.25	N/A	0.25%	N/A
Investor A1	0.10	N/A	N/A	N/A	N/A	N/A	0.10	N/A
Investor C	0.25	0.75%	0.25	0.75%	0.25	0.75%	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended June 30, 2021, the following table shows the class specific service fees borne directly by each share class of each Fund:

Fund Name	Service	Investor A	Investor A1	Investor C	Total
New York Municipal	$—	$1,769,849	$90,866	$958,099	$2,818,814
High Yield Municipal	—	1,271,122	—	469,957	1,741,079
National Municipal	8,862	10,531,553	—	1,578,079	12,118,494
Short-Term Municipal	—	664,174	13,579	65,750	743,503

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended June 30, 2021, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional
National Municipal	$970,000
Short-Term Municipal	152,373

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended June 30, 2021, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Total
New York Municipal	$1,734	$—	$4,766	$2,668	$1,090	$44	$10,302
High Yield Municipal	1,957	—	3,487	—	1,087	307	6,838
National Municipal	56,558	168	23,629	—	2,483	20,605	103,443
Short-Term Municipal	1,925	—	1,258	151	160	6	3,500

For the year ended June 30, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Total
New York Municipal	$379,687	$—	$335,021	$42,710	$56,724	$421	$814,563
High Yield Municipal	436,432	—	223,030	0	34,557	9,028	703,047
National Municipal	3,868,883	1,575	3,783,939	0	104,134	119,334	7,877,865
Short-Term Municipal	372,061	—	91,119	7,186	5,120	650	476,136

Other Fees: For the year ended June 30, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A
New York Municipal	$6,778
High Yield Municipal	24,851
National Municipal	64,978
Short-Term Municipal	13,068

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements  (continued)

For the year ended June 30, 2021, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C
New York Municipal	$189,834	$7,899
High Yield Municipal	91,782	7,210
National Municipal	350,319	13,165
Short-Term Municipal	56,217	246

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through October 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to October 28, 2020, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended June 30, 2021, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
New York Municipal	$8,209
High Yield Municipal	47,588
National Municipal	1,215,984
Short-Term Municipal	13,377

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through October 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. With respect to National Municipal, for the year ended June 30, 2021, the Manager waived $193,579 in investment advisory fees pursuant to this arrangement.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K
New York Municipal	0.50%	—	0.75%	0.60%	1.50%	0.45%
High Yield Municipal	0.54	—	0.79	—	1.54	0.49
National Municipal	0.43	0.68%	0.68	—	1.43	0.38
Short-Term Municipal	0.36	—	0.61	0.46	1.36	0.31

The Manager has agreed not to reduce or discontinue this contractual expense limitation through October 31, 2021, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended June 30, 2021, the Manager waived and/or reimbursed the following amounts, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Fund Name	Fees Waived and/or Reimbursed by the Manager
New York Municipal	$896,169
High Yield Municipal	288,390
National Municipal	2,358,799
Short-Term Municipal	322,339

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations. For the year ended June 30, 2021, class specific expense waivers and/or reimbursements are as follows:

	Transfer Agent Fees Waived and/or Reimbursed - Class Specific
Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Total
New York Municipal.	$58,991	$—	$2,965	$661	$8,684	$415	$71,716
High Yield Municipal	11,790	—	—	—	11,059	9,026	31,875
National Municipal	1,311,845	20	1,677,631	—	25,230	119,329	3,134,055
Short-Term Municipal	143,386	—	—	396	1,834	649	146,265

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. New York Municipal, National Municipal and Short-Term Municipal are currently permitted to borrow under the Interfund Lending Program. High Yield Municipal is currently permitted to borrow and lend under the Interfund Lending Program.

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Notes to Financial Statements  (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended June 30, 2021, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Trust and the Corporation are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s and the Corporation’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended June 30, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)
Short-Term Municipal	$ 9,400,000	$24,785,902	$—

7.	PURCHASES AND SALES

For the year ended June 30, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales
New York Municipal	$241,960,640	$393,057,304
High Yield Municipal	873,038,844	375,721,279
National Municipal	7,242,252,285	4,889,042,324
Short-Term Municipal	543,185,250	282,323,181

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 06/30/21	Year Ended 06/30/20
New York Municipal
Tax-exempt income(a)	$34,768,427	$37,548,027
Ordinary income(b)	1,722,248	3,637,254

	$36,490,675	$41,185,281

High Yield Municipal
Tax-exempt income(a)	$52,561,355	46,909,848
Ordinary income(b)	730,910	29,415

	$53,292,265	$46,939,263

National Municipal
Tax-exempt income(a)	$253,251,006	288,089,045
Ordinary income(b)	79,147	13,891,588

	$253,330,153	$301,980,633

Short-Term Municipal
Tax-exempt income(a)	$4,562,191	$7,073,676

(a)	The Funds designate these amounts paid during the fiscal year ended June 30, 2021, as exempt-interest dividends.

N O T E S T O F I N A N C I A L S T A T E M E N T S	93

Notes to Financial Statements  (continued)

(b)

Ordinary income consists primarily of taxable income from bonds not federally tax-exempt and recognized market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

As of period end, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
New York Municipal	$248,859	$72,612	$—	$(105,991,077)	$148,125,575	$42,455,969
High Yield Municipal	133,470	132,887	—	(3,027,730)	187,231,266	184,469,893
National Municipal	4,829,170	25,932,263	18,564,847	—	845,919,272	895,245,552
Short-Term Municipal	477,527	—	—	(2,065,781)	5,171,079	3,582,825

(a)	Amounts available to offset future realized capital gains.

(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the treatment of residual interests in TOB Trusts and the deferral of compensation to trustees.

During the year ended June 30, 2021, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

Fund Name	Amounts
New York Municipal	$42,386,265
High Yield Municipal	28,897,687

As of June 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
New York Municipal	$1,419,988,672	$148,626,838	$(485,840)	$148,140,998
High Yield Municipal	1,864,026,077	192,609,531	(5,378,265)	187,231,266
National Municipal	15,266,440,041	847,112,286	(1,117,898)	845,994,388
Short-Term Municipal	824,727,503	5,290,317	(119,238)	5,171,079

9.	BANK BORROWINGS

The Trust and the Corporation,, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended June 30, 2021, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

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Notes to Financial Statements  (continued)

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant amount of their assets in issuers located in a single state or limited number of states. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

N O T E S T O F I N A N C I A L S T A T E M E N T S	95

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 06/30/21		Year Ended 06/30/20

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

New York Municipal
Institutional
Shares sold	13,848,197	$155,507,120	28,568,439	$322,739,311
Shares issued in reinvestment of distributions	1,348,863	15,110,397	1,573,382	17,654,551
Shares redeemed	(19,121,397)	(212,555,106)	(29,729,657)	(321,787,189)

	(3,924,337)	$(41,937,589)	412,164	$18,606,673

Investor A
Shares sold and automatic conversion of shares	10,562,487	$118,504,113	29,123,947	$332,135,607
Shares issued in reinvestment of distributions	1,315,719	14,744,743	1,413,831	15,858,534
Shares issued in reorganization	4,041,600	43,902,809	5,729,554	62,088,752
Shares redeemed	(25,511,082)	(283,643,088)	(20,021,125)	(218,329,073)

	(9,591,276)	$(106,491,423)	16,246,207	$191,753,820

Investor A1
Shares sold	20	$230	9	$744
Shares issued in reinvestment of distributions	136,438	1,529,710	147,454	1,655,817
Shares redeemed	(856,304)	(9,612,927)	(779,707)	(8,691,610)

	(719,846)	$(8,082,987)	(632,244)	$(7,035,049)

Investor C
Shares sold	514,952	$5,811,463	2,571,849	$29,392,314
Shares issued in reinvestment of distributions	121,711	1,362,215	155,298	1,742,978
Shares redeemed and automatic conversion of shares	(3,390,963)	(37,771,210)	(2,916,220)	(32,207,489)

	(2,754,300)	$(30,597,532)	(189,073)	$(1,072,197)

Investor C1(a)
Shares sold	—	$—	—	$—
Shares issued in reinvestment of distributions	—	—	46	518
Shares redeemed	—	—	(4,024)	(46,998)

	—	$—	(3,978)	$(46,480)

Class K
Shares sold	217,388	$2,442,555	1,585,590	$18,322,229
Shares issued in reinvestment of distributions	9,605	107,792	9,675	108,590
Shares redeemed	(156,270)	(1,720,212)	(1,572,897)	(16,397,165)

	70,723	$830,135	22,368	$2,033,654

	(16,919,036)	$(186,279,396)	15,855,444	$204,240,421

	Year Ended 06/30/21		Year Ended 06/30/20

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

High Yield Municipal
Institutional
Shares sold	80,225,583	$812,822,260	51,221,958	$489,211,451
Shares issued in reinvestment of distributions	2,092,490	21,177,896	1,773,868	17,320,931
Shares redeemed	(50,372,071)	(507,813,592)	(52,533,019)	(493,585,345)

	31,946,002	$326,186,564	462,807	$12,947,037

Investor A
Shares sold and automatic conversion of shares	25,262,343	$255,762,012	25,002,934	$246,309,845
Shares issued in reinvestment of distributions	1,469,096	14,813,468	1,321,589	12,841,343
Shares redeemed	(11,617,203)	(116,675,561)	(16,955,691)	(161,182,472)

	15,114,236	$153,899,919	9,368,832	$97,968,716

Investor C
Shares sold	680,133	$6,912,015	1,365,184	$13,507,419
Shares issued in reinvestment of distributions	109,135	1,096,742	147,893	1,442,581
Shares redeemed and automatic conversion of shares	(2,758,364)	(27,477,684)	(1,942,387)	(18,859,452)

	(1,969,096)	$(19,468,927)	(429,310)	$(3,909,452)

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Notes to Financial Statements  (continued)

	Year Ended 06/30/21		Year Ended 06/30/20

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

High Yield Municipal (continued)
Class K
Shares sold	8,312,590	$84,662,095	6,041,301	$58,629,673
Shares issued in reinvestment of distributions	365,163	3,702,154	230,634	2,238,184
Shares redeemed	(1,897,492)	(18,998,247)	(2,448,988)	(22,805,554)

	6,780,261	$69,366,002	3,822,947	$38,062,303

	51,871,403	$529,983,558	13,225,276	$145,068,604

	Year Ended 06/30/21		Year Ended 06/30/20

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

National Municipal
Institutional
Shares sold	160,105,364	$1,813,103,490	166,644,457	$1,832,817,562
Shares issued in reinvestment of distributions	6,828,180	77,211,863	7,672,644	84,928,356
Shares redeemed	(80,951,041)	(914,687,595)	(121,597,184)	(1,323,335,706)

	85,982,503	$975,627,758	52,719,917	$594,410,212

Service
Shares sold	57,239	$646,897	104,224	$1,152,548
Shares issued in reinvestment of distributions	4,034	45,536	6,164	68,236
Shares redeemed	(66,051)	(744,852)	(94,727)	(1,042,372)

	(4,778)	$(52,419)	15,661	$178,412

Investor A
Shares sold and automatic conversion of shares	96,917,199	$1,095,484,079	171,265,742	$1,886,615,807
Shares issued in reinvestment of distributions	5,745,103	64,978,467	7,016,909	77,741,769
Shares redeemed	(75,876,848)	(855,695,947)	(110,765,588)	(1,207,534,336)

	26,785,454	$304,766,599	67,517,063	$756,823,240

Investor C
Shares sold	1,672,543	$18,921,004	3,759,175	$41,706,762
Shares issued in reinvestment of distributions	115,070	1,299,773	286,397	3,174,969
Shares redeemed and automatic conversion of shares	(11,506,688)	(129,731,912)	(7,454,944)	(82,352,848)

	(9,719,075)	$(109,511,135)	(3,409,372)	$(37,471,117)

Investor C1(a)
Shares sold	—	$—	—	$—
Shares issued in reinvestment of distributions	—	—	705	7,872
Shares redeemed	—	—	(83,055)	(941,879)

	—	$—	(82,350)	$(934,007)

Class K
Shares sold	116,520,193	$1,320,450,163	137,112,682	$1,517,044,530
Shares issued in reinvestment of distributions	7,268,952	82,176,284	9,097,612	100,754,125
Shares redeemed	(111,027,917)	(1,245,919,943)	(75,334,190)	(819,834,952)

	12,761,228	$156,706,504	70,876,104	$797,963,703

	115,805,332	$1,327,537,307	187,637,023	$2,110,970,443

	Year Ended 06/30/21		Year Ended 06/30/20

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Short-Term Municipal
Institutional
Shares sold	34,089,781	$346,989,221	26,623,745	$269,158,015
Shares issued in reinvestment of distributions	202,156	2,057,745	328,175	3,328,008
Shares redeemed	(26,132,269)	(266,042,579)	(20,305,543)	(205,353,358)

	8,159,668	$83,004,387	6,646,377	$67,132,665

N O T E S T O F I N A N C I A L S T A T E M E N T S	97

Notes to Financial Statements  (continued)

	Year Ended 06/30/21		Year Ended 06/30/20

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

Short-Term Municipal (continued)
Investor A
Shares sold and automatic conversion of shares	22,160,804	$225,757,351	17,782,637	$180,325,431
Shares issued in reinvestment of distributions	112,679	1,147,978	137,511	1,394,796
Shares redeemed	(13,697,234)	(139,540,505)	(9,028,033)	(91,420,518)

	8,576,249	$87,364,824	8,892,115	$90,299,709

Investor A1
Shares sold	—	$—	1	$14
Shares issued in reinvestment of distributions	4,872	49,638	12,527	127,155
Shares redeemed	(129,712)	(1,321,957)	(150,722)	(1,527,942)

	(124,840)	$(1,272,319)	(138,194)	$(1,400,773)

Investor C
Shares sold	171,961	$1,702,853	404,842	$3,986,573
Shares issued in reinvestment of distributions	—	—	4,618	45,620
Shares redeemed and automatic conversion of shares.	(702,262)	(6,958,029)	(921,806)	(9,096,861)

	(530,301)	$(5,255,176)	(512,346)	$(5,064,668)

Class K
Shares sold	1,442,077	$14,683,695	446,154	$4,522,781
Shares issued in reinvestment of distributions	6,628	67,463	9,830	99,670
Shares redeemed	(365,894)	(3,725,097)	(486,098)	(4,920,665)

	1,082,811	$11,026,061	(30,114)	$(298,214)

	17,163,587	$174,867,777	14,857,838	$150,668,719

(a)	On February 24, 2020, the Fund’s issued and outstanding Investor C1 Shares converted into Investor A Shares.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

98	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund, BlackRock Short-Term Municipal Fund, and BlackRock New York Municipal Opportunities Fund and the Board of Directors/Trustees of BlackRock Municipal Bond Fund, Inc. and BlackRock Multi-State Municipal Series Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund, and BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund, Inc. and BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust (the “Funds”), including the schedules of investments, as of June 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

August 20, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	99

Important Tax Information  (unaudited)

For the fiscal period ended October 26, 2020, the below noted Fund designated the following amounts paid as exempt-interest dividends:

Fund Name	Exempt-Interest Dividends
BQH	$507,076

100	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements

The Board of Directors of BlackRock Municipal Bond Fund, Inc. (the “Company”) and the Board of Trustees of BlackRock Multi-State Municipal Series Trust (the “Trust”) (together, the “Board,” the members of which are referred to as “Board Members”) met on May 4, 2021 (the “May Meeting”) and June 8-9, 2021 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Agreements”) between the Company, on behalf of BlackRock High Yield Municipal Fund (the “High Yield Fund”), BlackRock National Municipal Fund (the “National Fund”) and BlackRock Short-Term Municipal Fund (the “Short-Term Fund”), each a series of the Company, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), and between the Trust, on behalf of BlackRock New York Municipal Opportunities Fund (the “New York Fund,” and together with the High Yield Fund, National Fund and Short-Term Fund, the “Funds” and each, a “Fund”), a series of the Trust, and BlackRock, each Fund’s investment adviser.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members whom are not “interested persons” of the Company or the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	101

Disclosure of Investment Advisory Agreements  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2020, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and, in light of each Fund’s outcome-oriented investment objective, certain performance metrics (“Outcome-Oriented Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the High Yield Fund ranked in the second, first and first quartiles, respectively, against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, the National Fund ranked in the third, second and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the National Fund’s underperformance relative to its Performance Peers during the applicable period.

The Board noted that for each of the one-, three- and five-year periods reported, the Short-Term Fund ranked in the fourth, third and fourth quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Short-Term Fund’s underperformance relative to its Performance Peers during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, the New York Fund ranked in the fourth, fourth and first quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the New York Fund’s underperformance relative to its Performance Peers during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

102	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements  (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the High Yield Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the High Yield Fund’s Expense Peers. The Board also noted that the High Yield Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the High Yield Fund increases above certain contractually specified levels. The Board noted that if the size of the High Yield Fund were to decrease, the High Yield Fund could lose the benefit of one or more breakpoints. In addition, the Board noted that BlackRock and the Board have contractually agreed to a cap on the High Yield Fund’s total expenses as a percentage of the High Yield Fund’s average daily net assets on a class-by-class basis.

The Board noted that the National Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the National Fund’s Expense Peers. The Board also noted that the National Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the National Fund, combined with the assets of the Short-Term Fund, increase above certain contractually specified levels. The Board noted that if the size of the National Fund or the Short-Term Fund were to decrease, the National Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the National Fund’s total expenses as a percentage of the National Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Short-Term Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Short-Term Fund’s Expense Peers. The Board also noted that the Short-Term Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Short-Term Fund, combined with the assets of the National Fund, increase above certain contractually specified levels. The Board noted that if the size of the Short-Term Fund or the National Fund were to decrease, the Short-Term Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Short-Term Fund’s total expenses as a percentage of the Short-Term Fund’s average daily net assets on a class-by-class basis.

The Board noted that the New York Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the New York Fund’s Expense Peers. The Board also noted that the New York Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the New York Fund increases above certain contractually specified levels. The Board noted that if the size of the New York Fund were to decrease, the New York Fund could lose the benefit of one or more breakpoints. In addition, the Board noted that BlackRock and the Board have contractually agreed to a cap on the New York Fund’s total expenses as a percentage of the New York Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	103

Disclosure of Investment Advisory Agreements  (continued)

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and the Company, on behalf of the High Yield Fund, the National Fund and the Short-Term Fund, and the Trust, on behalf of the New York Fund, for a one-year term ending June 30, 2022. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Richard E. Cavanagh 1946	Co-Chair of the Board and Director (Since 2019)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 99 Portfolios	None

Karen P. Robards 1950	Co-Chair of the Board and Director (Since 2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 99 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017.

Michael J. Castellano 1946	Director (Since 2019)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.	73 RICs consisting of 99 Portfolios	None

Cynthia L. Egan 1955	Director (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 99 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016.

Frank J. Fabozzi(d) 1948	Director (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year. Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	75 RICs consisting of 101 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	105

Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Stayce D. Harris 1959	Director (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	73 RICs consisting of 99 Portfolios	None

J. Phillip Holloman 1955	Director (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	73 RICs consisting of 99 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)

R. Glenn Hubbard 1958	Director (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 99 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014.

W. Carl Kester(d) 1951	Director (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 101 Portfolios	None

Catherine A. Lynch(d) 1961	Director (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 101 Portfolios	None

106	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Interested Directors(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 252 Portfolios	None

John M. Perlowski(d) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 254 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Directors became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	107

Director and Officer Information  (continued)

Officers Who Are Not Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

Effective July 30, 2021, Lorenzo A. Flores was appointed to serve as a Director of the Funds.

108	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly/quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by a Fund for any particular month/quarter may be more or less than the amount of net investment income earned by a Fund during such month/quarter. The portion of distributions that exceeds a Fund current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

A D D I T I O N A L I N F O R M A T I O N	109

Additional Information  (continued)

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

110	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

BHAC-CR	Berkshire Hathaway Assurance Corp. - Custodian Receipt

CAB	Capital Appreciation Bonds

CBI	Certificate of Beneficial Interest

COP	Certificates of Participation

CR	Custodian Receipt

ETF	Exchange-Traded Fund

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GOL	General Obligation Ltd.

GTD	GTD Guaranteed

HUD SECT 8	U.S. Department of Housing and Urban Development Section 8

M/F	Multi-Family

MO	Moral Obligation

NPFGC	National Public Finance Guarantee Corp.

NPFGC-IBC	National Public Finance Guarantee Corp. — Insured Bond Certificate

PSF	Permanent School Fund

PSF-GTD	Permanent School Fund Guaranteed

Q-SBLF	Qualified School Bond Loan Fund

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAN	State Aid Notes

SAP	Subject to Appropriations

SAW	State Aid Withholding

SCH BD RES FD	School Board Resolution Fund

SOFR	Secured Overnight Financing Rate

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	111

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MBNYMB-06/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization. Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal	Previous Fiscal	Current Fiscal	Previous Fiscal	Current Fiscal	Previous Fiscal	Current Fiscal	Previous Fiscal

	Year End	Year End	Year End	Year End	Year End	Year End	Year End	Year End
BlackRock High Yield Municipal Fund	$37,673	$38,862	$0	$0	$12,500	$13,700	$0	$0
BlackRock National Municipal Fund	$36,562	$37,638	$0	$0	$12,500	$13,700	$0	$0
BlackRock Short- Term Municipal Fund	$29,896	$30,804	$0	$0	$12,500	$13,700	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,032,000	$1,984,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,032,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any othe services not subject to general pre-approval (e.g.,

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock High Yield Municipal Fund	$12,500	$13,700
BlackRock National Municipal Fund	$12,500	$13,700
BlackRock Short-Term Municipal Fund	$12,500	$13,700

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,032,000	$1,984,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item	11 – Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Bond Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Bond Fund, Inc.

Date: September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Bond Fund, Inc.

Date: September 2, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Bond Fund, Inc.

Date: September 2, 2021